UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00537

Franklin Custodian Funds

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code:_650 312-2000

Date of fiscal year end: 9/30

Date of reporting period: 3/31/20

Item 1. Reports to Stockholders.

Franklin DynaTech Fund	Franklin U.S. Government Securities Fund

Franklin Growth Fund	Franklin Utilities Fund

Franklin Income Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During 2019’s last quarter, the U.S. economy continued to grow moderately, mainly due to concerns about trade. To support the economy, the U.S. Federal Reserve (Fed) lowered the federal funds rate by 0.25% at its October 2019 meeting. However, amid larger economic risks posed by the novel coronavirus (COVID-19) outbreak toward period-end, the Fed lowered its key rate again by 0.50% on March 3 and further by 1.00% on March 15, decreasing the rate during the period from 2.00% to 0.25%. In its efforts to support U.S. economic activity, the Fed also announced a plan to purchase government, government-backed and corporate bonds, which would significantly expand its balance sheet.

The 10-year U.S. Treasury yield was 1.68% on September 30, 2019 and decreased to 0.70% at the end of March 2020. In this environment, the prices of U.S. stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), dropped 13.17%, (the index decreasing from 2,976.74 to 2,584.59).1,2 Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Index), posted a +3.33% total return (an index increase from 2,221.00 to 2,295.05), which includes reinvestment of income and distributions.3

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well-positioned for the years ahead.

Franklin Custodian Funds’ semiannual report, covering Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin U.S. Government Securities Fund and Franklin Utilities Fund, includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Custodian Funds

This letter reflects our analysis and opinions as of March 31, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Copyright © 2020, S&P Dow Jones Indices LLC. All rights reserved.

2. Source: Morningstar. The changes in index prices shown for the S&P 500 do not include reinvestments of income and distributions, which are included in its total return, which was: S&P 500 -12.31% (index total return resulting in a decrease from 6,008.59 to 5,269.20).

3. Sources: Morningstar and Bloomberg Barclays Indices. For the Bloomberg Index, only total return as shown is available, not price change without the inclusion of reinvested income and distributions.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

Contents

Semiannual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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SEMIANNUAL REPORT

Economic and Market Overview

U.S. equities, as measured by the Standard & Poor’s® 500 Index (S&P 500®), declined significantly during the six months under review. Equities posted strong gains throughout much of the reporting period, aided by relatively steady economic growth, easing trade tensions and the U.S. Federal Reserve’s (Fed’s) supportive monetary policy. However, a sharp selloff began in late February 2020 amid fears of a global economic slowdown due to the novel coronavirus (COVID-19) pandemic. Concerns about global supply chain disruptions, business and personal restrictions, and subdued consumer spending drove many investors to sell equity holdings in favor of perceived safe investments such as government bonds and cash.

The Fed lowered the federal funds target rate in October for the third time in 2019, to a range of 1.50%–1.75%. The labor market remained strong through February 2020 and supported consumer spending, though some parts of the economy struggled as annual industrial production contracted and capital spending declined.

However, economic activity weakened considerably as the COVID-19 pandemic spread across the U.S. and many state and local governments issued stay-at-home orders, which included business closures and restrictions. Weekly unemployment claims surged near period-end, reflecting layoffs in many industries, particularly retail, restaurant and hospitality. As a result, the unemployment rate jumped from a 50-year low of 3.5% in February 2020 to 4.4% at period-end, and the economy contracted in the first quarter, following an expansion that last more than a decade.1

Market volatility persisted at a heightened level throughout March 2020, as social distancing measures intended to mitigate the pandemic severely weakened the economy. In an effort to boost the U.S. economy and aid businesses and individuals directly impacted by the pandemic, the federal government passed an unprecedented $2 trillion stimulus package. Furthermore, the Fed cut the federal funds target rate to a range of 0.00%–0.25% and announced sweeping quantitative easing measures aimed at stimulating lending and credit availability. Many investors were encouraged by policymakers’ swift and decisive fiscal and stimulus measures. U.S. stocks, as measured by the S&P 500, bounced from multi-year lows, but still finished the reporting period with negative returns.

1. Source: Bureau of Labor Statistics.

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Franklin DynaTech Fund

This semiannual report for Franklin DynaTech Fund covers the period ended March 31, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing primarily in equity securities of companies that emphasize innovation and new technologies, have superior management and that benefit from new industry conditions in the dynamically changing global economy.

Performance Overview

The Fund’s Class A shares posted a -2.86% cumulative total return for the six months under review. In comparison, the Russell 1000® Growth Index, which is market capitalization weighted and measures performance of those Russell 1000® Index companies with relatively higher price-to-book ratios and higher forecasted growth rates, posted a total return of

-4.98%.1 Also for comparison, the broad U.S. stock market as measured by the Standard & Poor’s 500 Index (S&P 500), posted a -12.31% return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in

Portfolio Composition

Based on Total Net Assets as of 3/31/20

the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 40.

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FRANKLIN DYNATECH FUND

balance of the sustainable growth opportunities relative to business and financial risks.

We may invest in companies in any economic sector or of any market capitalization and may invest in companies both inside and outside of the U.S. Although we search for investments across a large number of sectors, we expect to have significant positions in particular sectors including, for example, technology and health care.

Manager’s Discussion

During the reporting period, the sectors that contributed most to the Fund’s absolute performance were consumer discretionary, information technology (IT) and financials.2

In consumer discretionary, online marketplace Amazon.com contributed to absolute results as shares of the company rose during the COVID-19 outbreak in 2020’s first quarter. People increasingly turned to the online retailer for basic goods as they spent increasing amounts of time at home, boosting sales. The company also benefited from the increase in remote working, which has made more companies reliant on technology infrastructure provided by Amazon Web Services.

In IT, information software and services firm Microsoft and ecommerce platform Shopify contributed to absolute returns. Microsoft’s shares rose during the period on strong earnings reports for the third and fourth quarters of 2019, with their Intelligent Cloud line of products performing particularly well. The company also benefited from news that the U.S. Department of Defense had awarded Microsoft a lucrative contract to provide cloud computing services. Shares of Shopify were boosted by better-than-expected third and fourth quarter 2019 earnings reports and increased guidance for 2020. Highlights included strong growth in both the value of transactions made over the platform and new international retailers. Semiconductor company NVIDIA also helped performance.

In financials, index and portfolio risk and performance analytics provider MSCI benefited absolute performance.

In contrast, the industrials, health care and communication services sectors detracted from absolute performance.3

In industrials, aerospace firm Boeing detracted from absolute performance. The company has been hard hit by both the COVID-19 outbreak, which has drastically cut international travel, and continued safety concerns about Boeing’s flagship 737 MAX passenger airliner. Both of these factors have led to significant order cancellations for the 737 MAX. Aerospace and electronics supplier HEICO detracted from results as its shares were also hit hard by the steep decline in commercial air travel caused by COVID-19, which should lead to a drop in demand for plane parts. Defense contractor Raytheon hurt results as well.

Top 10 Holdings

3/31/20

Company Sector/Industry	% of Total Net Assets

Amazon.com Inc. Internet & Direct Marketing Retail	7.3%

Microsoft Corp. Software	4.4%

Alphabet Inc. Interactive Media & Services	3.4%

Mastercard Inc. IT Services	2.5%

ServiceNow Inc. Software	2.2%

Visa Inc. IT Services	2.2%

Shopify Inc. IT Services	2.0%

Adobe Inc. Software	1.7%

Facebook Inc. Interactive Media & Services	1.6%

Alibaba Group Holding Ltd. Internet & Direct Marketing Retail	1.6%

In health care, medical technology company Stryker hurt absolute performance.

Elsewhere, financial technology company Mastercard hurt absolute returns. Shares slid after the company issued a warning that the COVID-19 outbreak and the accompanying economic slowdown would likely hurt 2020 revenues.

2. The consumer discretionary sector comprises automobiles; diversified consumer services; internet and direct marketing retail; and textiles, apparel and luxury goods in the SOI. The IT sector comprises communications equipment; electronic equipment, instruments and components; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI. The financials sector comprises capital markets in the SOI.

3. The industrials sector comprises aerospace and defense, industrial conglomerates, machinery and professional services in the SOI. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, health care technology, life sciences tools and services, and pharmaceuticals in the SOI. The communication services sector comprises entertainment, interactive media and services, and media in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN DYNATECH FUND

Thank you for your continued participation in Franklin DynaTech Fund. We look forward to serving your future investment needs.

Matthew J. Moberg, CPA
Rupert H. Johnson, Jr. Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN DYNATECH FUND

Performance Summary as of March 31, 2020

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
6-Month	-2.86%	-8.20%
1-Year	+0.83%	-4.72%
5-Year	+83.36%	+11.62%
10-Year	+269.99%	+13.33%

Advisor
6-Month	-2.74%	-2.74%
1-Year	+1.09%	+1.09%
5-Year	+85.66%	+13.17%
10-Year	+279.33%	+14.26%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN DYNATECH FUND

PERFORMANCE SUMMARY

Distributions (10/1/19–3/31/20)

Share Class	Long-Term Capital Gain
A	$0.6598
C	$0.6598
R	$0.6598
R6	$0.6598
Advisor	$0.6598

Total Annual Operating Expenses5

Share Class	With Fee Waiver	Without Fee Waiver
A	0.86%	0.87%
Advisor	0.61%	0.62%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Stocks historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the short term. Investments in fast-growing industries, like the technology and health care sectors (which have historically been volatile) could result in increased price fluctuation, especially over the short term, due to the rapid pace of product change and development and changes in government regulation of companies emphasizing scientific or technological advancement or regulatory approval for new drugs and medical instruments. The Fund may also invest in small- and mid-capitalization companies, which can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/21. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN DYNATECH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

Share Class	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period 10/1/19–3/31/201, [2]	Ending Account Value 3/31/20	Expenses Paid During Period 10/1/19–3/31/201, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$971.40	$4.09	$1,020.85	$4.19	0.83%
C	$1,000	$967.80	$7.77	$1,017.10	$7.97	1.58%
R	$1,000	$970.20	$5.32	$1,019.60	$5.45	1.08%
R6	$1,000	$973.10	$2.37	$1,022.60	$2.43	0.48%
Advisor	$1,000	$972.60	$2.86	$1,022.10	$2.93	0.58%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Growth Fund

This semiannual report for Franklin Growth Fund covers the period ended March 31, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing substantially in equity securities of companies that are leaders in their industries.

Performance Overview

The Fund’s Class A shares posted a -9.39% cumulative total return for the six months under review. In comparison, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, posted a -12.31% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 13.

Performance data represent past performance, which does not guarantee future results. Investment return will fluctuate. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks. The investment manager’s process generally includes an assessment of the potential impacts of any material environmental, social and

Portfolio Composition

Based on Total Net Assets as of 3/31/20

governance (“ESG”) factors on the long-term risk and return profile of a company.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 50.

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FRANKLIN GROWTH FUND

Manager’s Discussion

During the period under review, the consumer discretionary sector notably contributed to performance, led by online marketplace Amazon.com, as shares of the company rose during the COVID-19 outbreak in 2020’s first quarter.2 People increasingly turned to the online retailer for basic goods as they spent increasing amounts of time at home, boosting sales. The company also benefited from the increase in remote working, which has made more companies reliant on technology infrastructure provided by Amazon Web Services.

Other key contributors included personal computing device manufacturer and service provider Apple, information software and services firm Microsoft, 3D graphics products designer NVIDIA, cable and broadband communications provider Cable One and pharmaceutical products manufacturer Eli Lilly. Apple reported a solid end to its fiscal year, strong first quarter 2020 results and second quarter earnings guidance. Apple’s supply chain has remained intact, as evidenced by new product launches, and demand for the company’s products and services, particularly wearable technology, has continued amid the COVID-19 pandemic. Microsoft’s shares rose during the period based on strong earnings reports for 2019’s third and fourth quarters, with their Intelligent Cloud line of products performing particularly well. The company also benefited from news that the U.S. Department of Defense had awarded Microsoft a lucrative contract to provide cloud computing services.

In contrast, the industrials, materials and health care sectors detracted from Fund performance.3 In the industrials sector, aerospace companies Boeing, Northrop Grumman and General Dynamics were key detractors. Boeing has been hard hit by both the COVID-19 outbreak, which has drastically cut international travel, and continued safety concerns about Boeing’s flagship 737 MAX passenger airliner. Both factors have led to significant order cancellations for the 737 MAX. Aerospace, defense and cybersecurity company Northrop Grumman reported increased fourth-quarter and fiscal year (FY) 2019 sales and stable related earnings, but the company’s earnings guidance continued to disappoint investors as bookings and organic growth started to lag. In the materials sector, Ecolab, which engages in the provision of products and services in the field of water, hygiene and energy, and specialty

Top 10 Holdings

3/31/20

Company Sector/Industry	% of Total Net Assets

Apple Inc. Technology Hardware & Equipment	5.1%

Amazon.com Inc. Retailing	4.8%

Microsoft Corp. Software & Services	3.8%

Alphabet Inc. Media & Entertainment	2.6%

Mastercard Inc. Software & Services	2.4%

Northrop Grumman Corp. Capital Goods	2.3%

Mettler-Toledo International Inc. Pharmaceuticals, Biotechnology & Life Sciences	2.1%

ServiceNow Inc. Software & Services	2.0%

Union Pacific Corp. Transportation	2.0%

Intuit Inc. Software & Services	1.6%

materials company Celanese were notable detractors. Ecolab performed well during the period through the first quarter of fiscal year 2020. However, despite the company’s health care business, the slowdown in business activity for its core hotel and restaurant customers amid the COVID-19 pandemic and the company’s recent issuance of long-term debt concerned investors. In the health care sector, medical technology products provider Teleflex hindered results. In other sectors, connectivity and sensors manufacturer TE Connectivity also hurt performance.

2. The consumer discretionary sector comprises automobiles and components, consumer durables and apparel, consumer services and retailing in the SOI.

3. The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI. The health care sector comprises health care equipment and services and pharmaceuticals, biotechnology and life sciences in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GROWTH FUND

Thank you for your continued participation in Franklin Growth Fund. We look forward to serving your future investment needs.

Serena Perin Vinton, CFA Lead Portfolio Manager

Chris Anderson
Robert Rendler, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN GROWTH FUND

Performance Summary as of March 31, 2020

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
6-Month	-9.39%	-14.37%
1-Year	-3.81%	-9.10%
5-Year	+45.24%	+6.54%
10-Year	+175.06%	+10.02%

Advisor
6-Month	-9.27%	-9.27%
1-Year	-3.56%	-3.56%
5-Year	+47.08%	+8.02%
10-Year	+182.04%	+10.93%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 14 for Performance Summary footnotes.

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FRANKLIN GROWTH FUND

PERFORMANCE SUMMARY

Distributions (10/1/19–3/31/20)

Share Class	Net Investment Income	Long-Term Capital Gain	Total
A	$0.4554	$5.9943	$6.4497
C	$ —	$5.9943	$5.9943
R	$0.1320	$5.9943	$6.1263
R6	$0.8426	$5.9943	$6.8369
Advisor	$0.7272	$5.9943	$6.7215

Total Annual Operating Expenses5

Share Class	With Fee Waiver	Without Fee Waiver
A	0.84%	0.84%
Advisor	0.59%	0.59%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Historically, the Fund has focused on larger companies. The Fund may also invest in small, relatively new and/or unseasoned companies, which involves additional risks, as the price of these securities can be volatile, particularly over the short term. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. In addition, the Fund may invest up to 40% of its net assets in stocks of foreign companies, which involve special risks, including currency fluctuations and economic as well as political uncertainty. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/21. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period 10/1/19–3/31/201, [2]	Ending Account Value 3/31/20	Expenses Paid During Period 10/1/19–3/31/201, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$906.10	$3.86	$1,020.95	$4.09	0.81%
C	$1,000	$902.80	$7.42	$1,017.20	$7.87	1.56%
R	$1,000	$904.90	$5.05	$1,019.70	$5.35	1.06%
R6	$1,000	$907.80	$2.24	$1,022.65	$2.38	0.47%
Advisor	$1,000	$907.30	$2.67	$1,022.20	$2.83	0.56%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Income Fund

This semiannual report for Franklin Income Fund covers the period ended March 31, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize income, while maintaining prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of debt and equity securities.

Performance Overview

The Fund’s Class A shares posted a cumulative total return of -13.46% for the six months under review. In comparison, the Fund’s equity benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, posted a -12.31% total return.1 The Fund’s secondary benchmark, the blended 50% MSCI USD High Dividend Yield Index + 25% Bloomberg Barclays High Yield Very Liquid Index + 25% Bloomberg Barclays U.S. Aggregate Index (Blended Benchmark), which is a combination of leading stock and bond indexes, posted a -10.34% total return.2 The Fund’s peers, as measured by the Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average, which consists of funds chosen by Lipper that, by practice, maintain a mix of 40% to 60% equity securities, with the remainder in bonds and cash, posted a -9.90% total return.3 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 20.

Performance data represent past performance, which does not guarantee future results. Investment return will fluctuate. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

In analyzing debt and equity securities, we consider such factors as a company’s experience and managerial strength; responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing

Dividend Distributions*

10/1/19–3/31/20

	Dividend per Share (cents)
Month	Class A	Class A1	Class C	Class R	Class R6	Advisor Class

October	0.98	1.00	0.90	0.93	1.03	1.02

November	0.98	1.00	0.90	0.93	1.03	1.02

December	0.98	1.00	0.90	0.93	1.03	1.02

January	0.98	1.00	0.90	0.93	1.03	1.02

February	0.98	1.00	0.90	0.93	1.03	1.02

March	0.98	1.00	0.90	0.93	1.03	1.02

Total	5.88	6.00	5.40	5.58	6.18	6.12

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

requirements; changing financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings. When choosing investments for the Fund, we apply a bottom-up, value oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earning, asset value and cash flow potential.

Manager’s Discussion

During the period under review, our equity weighting increased from 47.8% to 52.0%, and our fixed income weighting decreased from 50.0% to 45.8%. The Fund’s cash position remained unchanged at 2.2% of total net assets.

The period under review was characterized by significant shifts in sentiment and fundamentals that ultimately led to meaningful declines across risk assets. Slowing growth and rising recessionary fears in many economies at the start of the period gradually gave way to signs of improving growth as trade tensions eased, particularly between the U.S. and

1. Source: Morningstar.

2. Source: Factset. The Fund’s Blended Benchmark was calculated internally and rebalanced monthly.

3. Source: Lipper, a Thomson Reuters Company. For the six-month period ended 3/31/20, this category consisted of 598 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered. The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 61.

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FRANKLIN INCOME FUND

China. Equities rose to start the new year buoyed by the prospects for a resumption of revenue and earnings growth before ultimately succumbing to the devastating human and economic effects of the COVID-19 pandemic.

At period-end, the global economy remained largely sidelined due to broad shelter-in-place restrictions designed to curtail the spread of COVID-19. Recessionary conditions were widespread and we believe it will continue into the second quarter of 2020.

Weakening demand for energy due to the sharp contraction in economic activity as a result of the pandemic was also compounded by a market share battle, which resulted as negotiations broke down between major oil producers within the Organization of the Petroleum Exporting Countries (collectively OPEC+, including Saudi Arabia and Russia). Oil prices collapsed as a result, falling more than 60% during the period.

The CBOE Volatility Index (VIX) closed at an all-time high of 82.69 on March 16, 2020, eclipsing the previous record high of 80.86 on November 20, 2008, as markets struggled with record levels of volatility. Risk-free assets, U.S. Treasury securities in particular, rallied as investors sought havens from the turmoil dominating global markets. The yield on 10-year U.S. Treasuries declined from 1.68% at the start of the period to 0.67% at period-end.

The Fund declined during the period with losses experienced during the final five weeks as COVID-19 triggered the fastest bear market on record from a previous all-time record high. Dividend stocks, particularly value-oriented sectors such as financials and energy, underperformed and the equity component of the Fund’s Blended Benchmark declined with the MSCI USD High Dividend Yield Index posting negative returns at period-end. Corporate credit struggled to adjust to the rapid deterioration, which impacted both investment-grade and noninvestment-grade bonds during the period. Buoyed by the rally in U.S. Treasuries, the benchmark Bloomberg Barclays U.S. Aggregate Index posted positive returns, while the Bloomberg Barclays High Yield Very Liquid Index declined.

The Fund entered the period with a fairly balanced weighting across fixed-income and equity securities, while also holding a portion in cash equivalents, which helped to mute losses experienced in equities and corporate debt securities.

Fixed income holdings declined slightly during the period as outperformance (relative to equities) was offset by shifts in asset allocation as we reduced holdings of U.S. Treasuries

Portfolio Composition

3/31/20

% of Total Net Assets

Equity*	52.0%
Financials	9.5%
Information Technology	8.2%
Health Care	7.4%
Utilities	5.0%
Energy	4.4%
Communication Services	4.1%
Industrials	3.9%
Consumer Discretionary	3.6%
Consumer Staples	2.8%
Materials	2.7%
Real Estate	0.4%
Fixed Income**	45.8%
Financials	16.8%
Health Care	13.6%
Communication Services	5.8%
Energy	2.8%
Consumer Discretionary	2.3%
Materials	1.2%
Consumer Staples	1.0%
Real Estate	0.6%
Utilities	0.6%
Industrials	0.6%
Information Technology	0.5%
Short-Term Investments & Other Net Assets	2.2%

*Includes convertible bonds.

**Includes senior floating rate interests and index-linked notes.

and Agency MBS to take advantage of what we considered lower equity prices and valuations.

U.S. Treasury holdings and Agency MBS generated positive gains during the period, while all other corporate sectors experienced negative returns.

Corporate bond weakness was felt most acutely in the energy sector due to the double hit from an extreme lack of demand as a result of COVID-19 and rising supplies due to the market share war following the breakdown in negotiations with the OPEC+ oil producers during the period. Energy sector fixed-income holdings declined over the period with the most substantial declines experienced by Chesapeake Energy, Weatherford International and HighPoint Operating Corporation.

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FRANKLIN INCOME FUND

Other meaningful detractors from absolute returns during the period among fixed-income sectors included health care, consumer discretionary and financials.

Within health care, holdings in hospital companies CHS/Community Health Systems and Tenet Healthcare came under modest pressure during the period and detracted from total returns. Offsetting that weakness, holdings in pharmaceutical companies including Endo, Bristol-Myers Squibb, Abbvie and AstraZeneca generated modest positive total returns.

Top Five Equity Holdings*

3/31/20

Company Sector/Industry	% of Total Net Assets

Intel Corp.	2.1%

Information Technology

The Southern Co.	1.9%

Utilities

Bristol-Myers Squibb Co.	1.7%

Health Care

Dominion Energy Inc.	1.7%

Utilities

Bank of America Corp.	1.6%

Financials

*Includes convertible bonds.

Consumer discretionary holdings struggled as businesses across the country succumbed to COVID-19 containment measures causing many businesses to shut completely, while consumers were urged to stay home to stop the spread. As a result, holdings such as 24-Hour Fitness Worldwide and Belk department stores suffered losses and auto manufacturers Ford Motor and General Motors ceased auto production and saw sales decline as the shutdown gripped the U.S. economy.

Financials also came under pressure as interest rates collapsed and fears of rising credit losses negatively impacted the sector. The Fund experienced modest losses in fixed-income holdings of JPMorgan Chase, Citigroup, Prudential Financial and Capital One Financial.

Turning to equities, our holdings increased slightly during the period. As an asset-class, equities underperformed during the period. We used the weakness and volatility during the month of March 2020 to shift assets out of areas that outperformed including U.S. Treasuries and Agency MBS, while adding to common stocks, convertible securities and equity linked notes.

Top Five Fixed Income Holdings*

3/31/20

Company Sector/Industry	% of Total Net Assets

U.S. Treasury Note	6.0%

Financials

CHS/Community Health Systems Inc.	5.5%

Health Care

Tenet Healthcare Corp.	3.1%

Health Care

U.S. Treasury Bond	2.6%

Financials

GNMA II SF 30 Year	1.7%

Financials

*Includes senior floating rate interests and index-linked notes.

All sectors were negative during the period with significant weakness experienced in energy, financials and consumer discretionary, while declines were more modest in information technology and health care.

The Fund’s weighting in the energy sector declined over the period as losses in energy companies were widespread during the period with minimal differentiation related to long-term viability. Losses were extreme among both oil and gas producers and oilfield service companies, with sharp declines experienced by Occidental Petroleum (not held at period-end), Schlumberger, Weatherford International and Royal Dutch Shell.

Financials sector holdings struggled with rapidly falling interest rates and fears of elevated credit losses as recessionary conditions took hold due to the pandemic. Holdings of Wells Fargo, Bank of America, MetLife and JPMorgan Chase all negatively impacted Fund results.

The speed of the contraction in economic activity severely challenged global auto manufacturers, leading to sharp declines among equity holdings in Ford Motor, General Motors and Daimler Benz (not held at period-end).

Offsetting some of the weakness in equities were positive total returns among a handful of information technology companies including Intel, NVIDIA and Microsoft. Similarly, select holdings in health care generated positive returns including pharmaceutical positions in Bristol-Myers Squibb, AstraZeneca and Gilead Sciences.

During the period, the Fund used derivatives such as equity call and put options to sell and reduce positions and/or initiate and add to positions. The Fund also used equity index put spreads, which generated gains by period-end.

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FRANKLIN INCOME FUND

Thank you for your continued participation in Franklin Income Fund. We look forward to serving your future investment needs.

Edward Perks, CFA Lead Portfolio Manager

Brendan Circle, CFA
Todd Brighton, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN INCOME FUND

Performance Summary as of March 31, 2020

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4,5
6-Month	-13.46%	-16.70%

1-Year	-11.60%	-14.91%
5-Year	+5.49%	+0.30%

10-Year	+61.63%	+4.52%

Advisor

6-Month	-13.49%	-13.49%
1-Year	-11.91%	-11.91%

5-Year	+6.36%	+1.24%
10-Year	+63.98%	+5.07%

	Distribution	30-Day Standardized Yield[7]
Share Class	Rate[6]	(with fee waiver)	(without fee waiver)

A	5.82%	3.68%	3.67%

Advisor	6.38%	4.11%	4.10%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See Page 22 for Performance Summary footnotes

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FRANKLIN INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	3/31/20	9/30/19	Change

A (FKIQX)	$1.93	$2.30	-$0.37

A1 (FKINX)	$1.94	$2.30	-$0.36

C (FCISX)	$1.97	$2.34	-$ 0.37

R (FISRX)	$1.90	$2.26	-$0.36

R6 (FNCFX)	$1.92	$2.29	-$0.37

Advisor (FRIAX)	$1.92	$2.28	-$ 0.36

Distributions (10/1/19–3/31/20)

Share Class	Net Investment Income

A	$0.0588

A1	$0.0600

C	$0.0540

R	$0.0558

R6	$0.0618

Advisor	$0.0612

Total Annual Operating Expenses[8]

Share Class	With Fee Waiver	Without Fee Waiver

A	0.72%	0.72%

Advisor	0.47%	0.47%

See page 22 for Performance Summary footnotes.

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FRANKLIN INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s portfolio includes a substantial portion of higher-yielding, lower-rated corporate bonds and some floating rate loans, which are also higher-yielding and lower-rated. These investments have more credit risk than investment-grade securities and are subject to increased risk of default and potential loss of principal. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Foreign investing involves additional risks such as currency and market volatility, as well as political and social instability. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/21. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

5. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

6. Distribution rate is based on an annualization of the respective class’s March dividend and the maximum offering price (NAV for Advisor Class) per share on 3/31/20.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period 10/1/19–3/31/201, [2]	Ending Account Value 3/31/20	Expenses Paid During Period 10/1/19–3/31/201, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$865.40	$3.26	$1,021.50	$3.54	0.70%
A1	$1,000	$865.80	$2.80	$1,022.00	$3.03	0.60%
C	$1,000	$861.60	$5.12	$1,019.50	$5.55	1.10%
R	$1,000	$861.80	$4.42	$1,020.25	$4.80	0.95%
R6	$1,000	$866.00	$1.77	$1,023.10	$1.92	0.38%
Advisor	$1,000	$865.10	$2.10	$1,022.75	$2.28	0.45%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin U.S. Government Securities Fund

This semiannual report for Franklin U.S. Government Securities Fund covers the period ended March 31, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks income by investing at least 80% of its net assets in U.S. government securities. The Fund presently invests substantially all of its assets in Government National Mortgage Association obligations (Ginnie Maes).

Since 1983, the Fund has invested substantially in Ginnie Mae securities, which carry a guarantee backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal.1 Issued by the Government National Mortgage Association (GNMA), Ginnie Maes have been among the highest yielding U.S. government obligations available.

Portfolio Composition

Based on Total Net Assets as of 3/31/20

GNMA	96.5%
U.S. Government and Agency Securities	0.5%
Short-Term Investments & Other Net Assets	3.0%

Performance Overview

The Fund’s Class A shares posted a +2.71% cumulative total return for the six months under review. In comparison, the Bloomberg Barclays U.S. Government Intermediate Index, the intermediate component of the Bloomberg Barclays U.S. Government Index, posted a +5.19% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 26.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We currently invest the Fund’s assets substantially in GNMA obligations. We analyze securities using proprietary models to help us identify attractive investment opportunities.

Dividend Distributions*

10/1/19–3/31/20

	Dividend per Share (cents)
Month	Class A	Class A1	Class C	Class R	Class R6	Advisor Class

October	1.40	1.43	1.18	1.26	1.57	1.51

November	1.33	1.37	1.13	1.19	1.51	1.45

December	1.40	1.45	1.19	1.27	1.59	1.52

January	1.39	1.44	1.18	1.26	1.57	1.51

February	1.39	1.43	1.19	1.28	1.56	1.50

March	1.41	1.44	1.19	1.26	1.57	1.51

Total	8.32	8.56	7.06	7.52	9.37	9.00

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Manager’s Discussion

Given the market shock related to COVID-19, the U.S. Federal Reserve (Fed) has actively been participating in the agency MBS market to minimize disruption and ensure smooth functioning of the market. The Fed announced on March 15, 2020 a massive and what we believe to be well-crafted policy response to the coronavirus. Since the announcement, the Fed has been actively participating in the agency MBS markets and shortly after period-end had purchased approximately $550 billion worth of securities, a significant amount in a very short period of time. From a supply and demand perspective, the Fed should absorb a large percentage of the market supply. This is a tailwind for agency MBS and could lead to spreads tightening and remaining rangebound in the summer months when supply typically increases.

1. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to the timely payment of principal and interest. The Fund’s yield and share price are not guaranteed and will vary with market conditions.

2. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 82.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND

As mortgage rates hit historically low levels, over half of the agency MBS universe may be eligible to refinance. We believe mortgage rates could remain low and rangebound, leading to refinance risk remaining elevated. Conversely, we have seen a pickup in forbearance requests related to the COVID-19 crisis, which could keep prepayments muted over the short-term. Capacity constraints in the market, combined with the disruptions and shelter-in-place restrictions related to COVID-19 could also lead to a lower number of refinance applications being processed each month. This could lead to slower prepayments over the near term, but once the market recovers and capacity is restored, we believe we could see an increase in prepayments.

The Fund maintains a conservative, disciplined investment strategy and invests primarily in GNMA mortgage pass-throughs, which remain the only MBS that are backed by the full faith and credit of the U.S. government—the same guarantee applicable to U.S. Treasuries.1 We believe our collateral-intensive research approach can allow us to uncover dislocations across the GNMA markets and associated mispricing of prepayment risk. We continue to focus on specified pools where we believe our experience and continual investment in new technologies help us uncover these discrepancies.

During the period, we were more weighted toward GNMA IIs (pools of mortgages from multiple issuers) than GNMA Is (pools of mortgages from single issuers). Over the period, we added to GNMA II 3.0% and 4.0% coupons, while reducing exposure to GNMA II 3.5% coupons. Our heaviest allocation was in GNMA II 3.5%, 3.0% and 4.0% coupons at period-end.

On a total return basis, agency mortgage sectors generally performed in line with one another but could not keep pace with the strong performance of U.S. Treasuries. Ginnie Mae (GMNA) MBS delivered 3.50% positive total returns, followed by Freddie Mac (FHLMC) MBS and Fannie Mae (FNMA) MBS, which returned 3.57% and 3.55%, respectively. Within the GNMA sector, lower 3.0% coupons were the best performers, while higher 5.0% coupons and GNMA II 4.0% and 4.5% coupons generally lagged.

The Fund’s underweight positions relative to the index in 3.0% coupons, the best performing coupon, detracted from performance. Additionally, allocation to GNMA II 3.5% through 5.0% coupons and security selection in GNMA I 5.0% coupons were negative contributors. Conversely, our allocation to GNMA I 4.0% though 5.0% coupons benefited returns, as did security selection in GNMA II 4.0% coupons.

Thank you for your continued participation in Franklin U.S. Government Securities Fund. We welcome your comments and questions and look forward to serving your investment needs in the years ahead.

Paul Varunok
Co-Lead Portfolio Manager

Neil Dhruv
Co-Lead Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund.

Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND

Performance Summary as of March 31, 2020

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4,5
6-Month	+2.71%	-1.14%

1-Year	+6.11%	+2.13%

5-Year	+9.97%	+1.14%

10-Year	+28.71%	+2.16%

Advisor
6-Month	+2.99%	+2.99%

1-Year	+6.50%	+6.50%

5-Year	+11.05%	+2.12%

10-Year	+30.93%	+2.73%

	Distribution	30-Day Standardized Yield[7]
Share Class	Rate[6]	(with fee waiver)	(without fee waiver)

A	2.65%	1.83%	1.81%

Advisor	2.93%	2.14%	2.13%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 27 for Performance Summary footnotes.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE SUMMARY

Distributions (10/1/19–3/31/20)

Share Class	Net Investment Income

A	$0.0832

A1	$0.0856

C	$0.0706

R	$0.0752

R6	$0.0937

Advisor	$0.0900

Total Annual Operating Expenses8

Share Class	With Fee Waiver	Without Fee Waiver

A	0.89%	0.90%

Advisor	0.64%	0.65%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including loss of principal. The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/21. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

5. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

6. Distribution rate is based on an annualization of the respective class’s March dividend and the maximum offering price (NAV for Advisor Class) per share on 3/31/20.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period 10/1/19–3/31/201, [2]	Ending Account Value 3/31/20	Expenses Paid During Period 10/1/19–3/31/201, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,027.10	$4.46	$1,020.60	$4.45	0.88%
A1	$1,000	$1,029.20	$3.96	$1,021.10	$3.94	0.78%
C	$1,000	$1,025.20	$6.48	$1,018.60	$6.46	1.28%
R	$1,000	$1,025.80	$5.67	$1,019.40	$5.65	1.12%
R6	$1,000	$1,028.80	$2.59	$1,022.45	$2.58	0.51%
Advisor	$1,000	$1,029.90	$3.20	$1,021.85	$3.18	0.63%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

28	Semiannual Report	franklintempleton.com

Franklin Utilities Fund

This semiannual report for Franklin Utilities Fund covers the period ended March 31, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks both capital appreciation and current income by investing at least 80% of its net assets in the securities of public utility companies. These are companies that provide electricity, natural gas, water, and communications services to the public and companies that provide services to public utilities companies. The Fund concentrates (invests more than 25% of its total assets) in companies operating in the utilities industry. The Fund invests primarily in equity securities, which consist mainly of common stocks.

Performance Overview

The Fund’s Class A shares posted a -14.62% cumulative total return for the six months under review. In comparison, the S&P 500 Utilities Index, which measures the performance of all utilities stocks in the S&P 500, posted a -12.85% total return1 and the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, posted a -12.31% total return. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 31.

Performance data represent past performance, which does not guarantee future results. Investment return will fluctuate. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We search for the best return opportunities available in the global utilities arena with a specific focus on the U.S. electricity and gas sector. Generally, we seek to invest in companies producing a high percentage of earnings from their regulated operations.

Portfolio Composition

Based on Total Net Assets as of 3/31/20

Manager’s Discussion

During the six months under review, the utilities sector detracted from Fund performance.2 CenterPoint Energy, a holding company that engages in the business of power generation and distribution was a key detractor. Exelon, a utility services holding company, which engages in the energy generation, power marketing, and energy delivery business detracted from Fund results as a federal investigation into lobbying practices impacted earnings. Edison International, a renewable energy company, which generates and distributes electric power, had shares impacted by ongoing mitigation of the 2017–2018 Southern California wildfires, also detracted from Fund results.

In contrast, notable individual contributors within utilities included NextEra Energy, United Utilities and National Grid. NextEra Energy, an electric power and energy infrastructure company, benefited from superior organic growth potential as well as modest value from expected investment opportunities related to future acquisitions. The company’s renewable energy goals and additional cost-cutting initiatives are slated

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. The utilities sector comprises electric utilities, gas utilities, independent power and renewable electricity producers, multi-utilities and water utilities and multi-utilities in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 91.

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FRANKLIN UTILITIES FUND

to line up with a strengthened earnings-per-share plan to drive growth. Other individual contributors to Fund results included, water and wastewater services company United Utilities and National Grid, an electrical and gas distribution company.

Top 10 Holdings

3/31/20

Company Sector/Industry	% of Total Net Assets

NextEra Energy Inc. Electric Utilities	10.7%

Dominion Energy Inc. Multi-Utilities	5.2%

CMS Energy Corp. Multi-Utilities	5.0%

Exelon Corp. Electric Utilities	4.3%

Duke Energy Corp. Electric Utilities	4.1%

American Electric Power Co. Inc. Electric Utilities	4.1%

Sempra Energy Multi-Utilities	3.8%

The Southern Co. Electric Utilities	3.7%

Edison International Electric Utilities	3.7%

Xcel Energy Inc. Electric Utilities	3.6%

Thank you for your continued participation in Franklin Utilities Fund. We look forward to serving your future investment needs.

John C. Kohli, CFA

J. Blair Schmicker, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

30	Semiannual Report	franklintempleton.com

FRANKLIN UTILITIES FUND

Performance Summary as of March 31, 2020

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4,5
6-Month	-14.62%	-17.82%

1-Year	-4.12%	-7.71%

5-Year	+38.91%	+5.98%

10-Year	+162.82%	+9.72%

Advisor
6-Month	-14.55%	-14.55%
1-Year	-3.89%	-3.89%

5-Year	+40.20%	+6.99%

10-Year	+167.54%	+10.34%

	Distribution	30-Day Standardized Yield[7]
Share Class	Rate[6]	(with fee waiver)	(without fee waiver)

A	2.35%	2.76%	2.76%

Advisor	2.73%	3.14%	3.14%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 33 for Performance Summary footnotes.

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FRANKLIN UTILITIES FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	3/31/20	9/30/19	Change

A (FKUQX)	$18.69	$22.53	-$3.84

A1 (FKUTX)	$18.70	$22.54	-$3.84

C (FRUSX)	$18.59	$22.42	-$3.83

R (FRURX)	$18.62	$22.45	-$3.83

R6 (FUFRX)	$18.85	$22.73	-$3.88

Advisor (FRUAX)	$18.85	$22.73	-$3.88
Distributions (10/1/19–3/31/20)
Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total

A	$0.2744	$0.0293	$0.3160	$0.6197

A1	$0.2859	$0.0293	$0.3160	$0.6312

C	$0.2292	$0.0293	$0.3160	$0.5745

R	$0.2461	$0.0293	$0.3160	$0.5914

R6	$0.3115	$0.0293	$0.3160	$0.6568

Advisor	$0.3029	$0.0293	$0.3160	$0.6482
Total Annual Operating Expenses[8]
Share Class	With Fee Waiver	Without Fee Waiver

A	0.83%	0.83%

Advisor	0.58%	0.58%

See page 33 for Performance Summary footnotes.

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FRANKLIN UTILITIES FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including loss of principal. Investing in a Fund concentrating in the utilities sector involves special risks, including increased susceptibility to adverse economic and regulatory developments affecting the sector. Stocks historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the short term. Securities issued by utility companies have been historically sensitive to interest rate changes. When interest rates fall, utility securities prices, and thus a utilities Fund’s share price, tend to rise; when interest rates rise, their prices generally fall. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/21. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

5. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

6. Distribution rate is based on an annualization of the respective class’s current quarterly dividend and the maximum offering price (NAV for Advisor Class) per share on 3/31/20.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN UTILITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period 10/1/19–3/31/201, [2]	Ending Account Value 3/31/20	Expenses Paid During Period 10/1/19–3/31/201, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$853.80	$3.75	$1,020.95	$4.09	0.81%
A1	$1,000	$854.30	$3.29	$1,021.45	$3.59	0.71%
C	$1,000	$851.80	$5.60	$1,018.95	$6.11	1.21%
R	$1,000	$852.70	$4.91	$1,019.70	$5.35	1.06%
R6	$1,000	$854.80	$2.27	$1,022.55	$2.48	0.49%
Advisor	$1,000	$854.50	$2.60	$1,022.20	$2.83	0.56%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

34	Semiannual Report	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

Financial Highlights

Franklin DynaTech Fund

	Six Months Ended March 31, 2020	Year Ended September 30,
	(unaudited)	2019	2018	2017	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$82.84	$81.16	$63.10	$52.05	$46.04	$46.08

Income from investment operations[a]:

Net investment income (loss)[b]	(0.12)	(0.20)	(0.23)	(0.18)	(0.14)	(0.21)

Net realized and unrealized gains (losses)	(2.20)	3.79	19.45	12.92	7.35	1.78

Total from investment operations	(2.32)	3.59	19.22	12.74	7.21	1.57

Less distributions from:

Net realized gains	(0.66)	(1.91)	(1.16)	(1.69)	(1.20)	(1.61)

Net asset value, end of period	$79.86	$82.84	$81.16	$63.10	$52.05	$46.04

Total return[c]	(2.86)%	4.77%	30.88%	25.67%	15.73%	3.40%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.84%	0.86%	0.86%	0.92%	0.91%	0.89%

Expenses net of waiver and payments by affiliates	0.83%	0.85% [e]	0.86% [e,f]	0.91% [e]	0.90%	0.89%[f]

Net investment income (loss)	(0.27)%	(0.26)%	(0.32)%	(0.33)%	(0.30)%	(0.44)%

Supplemental data

Net assets, end of period (000’s)	$4,709,601	$4,504,434	$3,741,562	$2,498,393	$2,123,082	$1,857,570

Portfolio turnover rate	3.68%	20.01%	17.22%	19.85%	22.42%	31.02%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Benefit of expense reduction rounds to less than 0.01%.

f Benefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	35

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)

	Six Months Ended March 31, 2020	Year Ended September 30,
	(unaudited)	2019	2018	2017	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$68.60	$68.07	$53.49	$44.71	$40.00	$40.53

Income from investment operations[a]:

Net investment income (loss)[b]	(0.37)	(0.66)	(0.65)	(0.50)	(0.43)	(0.50)

Net realized and unrealized gains (losses)	(1.79)	3.10	16.39	10.97	6.34	1.58

Total from investment operations	(2.16)	2.44	15.74	10.47	5.91	1.08

Less distributions from:

Net realized gains	(0.66)	(1.91)	(1.16)	(1.69)	(1.20)	(1.61)

Net asset value, end of period	$65.78	$68.60	$68.07	$53.49	$44.71	$40.00

Total return[c]	(3.22)%	3.97%	29.93%	24.72%	14.86%	2.63%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.59%	1.61%	1.61%	1.67%	1.66%	1.64%

Expenses net of waiver and payments by affiliates	1.58%	1.60% [e]	1.61% [e,f]	1.66% [e]	1.65%	1.64%[f]

Net investment income (loss)	(1.02)%	(1.01)%	(1.07)%	(1.08)%	(1.05)%	(1.19)%

Supplemental data

Net assets, end of period (000’s)	$632,513	$597,927	$611,221	$374,502	$318,896	$270,961

Portfolio turnover rate	3.68%	20.01%	17.22%	19.85%	22.42%	31.02%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Benefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

36	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund Fund (continued)

	Six Months Ended March 31, 2020	Year Ended September 30,
	(unaudited)	2019	2018	2017	2016	2015

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$80.26	$78.88	$61.51	$50.90	$45.16	$45.35

Income from investment operations[a]:

Net investment income (loss)[b]	(0.22)	(0.39)	(0.40)	(0.31)	(0.26)	(0.32)

Net realized and unrealized gains (losses)	(2.13)	3.68	18.93	12.61	7.20	1.74

Total from investment operations	(2.35)	3.29	18.53	12.30	6.94	1.42

Less distributions from:

Net realized gains	(0.66)	(1.91)	(1.16)	(1.69)	(1.20)	(1.61)

Net asset value, end of period	$77.25	$80.26	$78.88	$61.51	$50.90	$45.16

Total return[c]	(2.98)%	4.52%	30.57%	25.36%	15.43%	3.11%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.09%	1.11%	1.11%	1.17%	1.16%	1.14%

Expenses net of waiver and payments by affiliates	1.08%	1.10% [e]	1.11% [e,f]	1.16% [e]	1.15%	1.14%[f]

Net investment income (loss)	(0.52)%	(0.51)%	(0.57)%	(0.58)%	(0.55)%	(0.69)%

Supplemental data

Net assets, end of period (000’s)	$129,638	$123,721	$95,925	$47,860	$38,862	$43,001

Portfolio turnover rate	3.68%	20.01%	17.22%	19.85%	22.42%	31.02%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Benefit of expense reduction rounds to less than 0.01%.

f Benefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	37

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)

	Six Months Ended March 31, 2020	Year Ended September 30,
	(unaudited)	2019		2018		2017		2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$86.46	$84.31		$65.28		$53.56		$47.15	$46.97

Income from investment operations[a]:

Net investment income (loss)[b]	0.03	0.07		0.04		0.06		0.06	(0.01)

Net realized and unrealized gains (losses)	(2.31)	3.99		20.15		13.35		7.55	1.80

Total from investment operations	(2.28)	4.06		20.19		13.41		7.61	1.79

Less distributions from:

Net realized gains.	(0.66)	(1.91)		(1.16)		(1.69)		(1.20)	(1.61)

Net asset value, end of period	$83.52	$86.46		$84.31		$65.28		$53.56	$47.15

Total return[c]	(2.69)%	5.15%		31.38%		26.17%		16.21%	3.81%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.49%	0.51%		0.50%		0.49%		0.49%	0.48%

Expenses net of waiver and payments by affiliates	0.48%	0.50%	[e]	0.50%	[e,f]	0.48%	[e]	0.48%	0.48%[f]

Net investment income (loss)	0.08%	0.09%		0.04%		0.10%		0.12%	(0.03)%

Supplemental data

Net assets, end of period (000’s)	$2,833,759	$2,473,942		$1,688,595		$457,846		$359,505	$362,627

Portfolio turnover rate.	3.68%	20.01%		17.22%		19.85%		22.42%	31.02%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Benefit of expense reduction rounds to less than 0.01%.

f Benefit of waiver and payments by affiliates rounds to less than 0.01%.

38	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)

	Six Months Ended March 31, 2020	Year Ended September 30,
	(unaudited)	2019	2018	2017	2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$85.58	$83.56	$64.78	$53.25	$46.96	$46.87

Income from investment operations[a]:

Net investment income (loss)[b]	(0.01)	(0.01)	(0.06)	(0.04)	(0.03)	(0.09)

Net realized and unrealized gains (losses)	(2.29)	3.94	20.00	13.26	7.52	1.79

Total from investment operations	(2.30)	3.93	19.94	13.22	7.49	1.70

Less distributions from:

Net realized gains	(0.66)	(1.91)	(1.16)	(1.69)	(1.20)	(1.61)

Net asset value, end of period	$82.62	$85.58	$83.56	$64.78	$53.25	$46.96

Total return[c]	(2.74)%	5.04%	31.21%	25.98%	16.02%	3.62%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.59%	0.61%	0.61%	0.67%	0.66%	0.64%

Expenses net of waiver and payments by affiliates	0.58%	0.60% [e]	0.61% [e,f]	0.66% [e]	0.65%	0.64%[f]

Net investment income (loss)	(0.02)%	(0.01)%	(0.07)%	(0.08)%	(0.05)%	(0.19)%

Supplemental data

Net assets, end of period (000’s)	$1,318,399	$1,154,604	$680,066	$712,762	$203,443	$176,090

Portfolio turnover rate	3.68%	20.01%	17.22%	19.85%	22.42%	31.02%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Benefit of expense reduction rounds to less than 0.01%.

f Benefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	39

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, March 31, 2020 (unaudited)

Franklin DynaTech Fund

	Country	Shares	Value

Common Stocks 96.5%
Aerospace & Defense 1.3%
The Boeing Co.	United States	100,000	$14,914,000
HEICO Corp.	United States	800,000	59,688,000
[a] Mercury Systems Inc.	United States	125,000	8,917,500
Raytheon Co.	United States	350,000	45,902,500

			129,422,000

Automobiles 0.2%
[a] Tesla Inc.	United States	30,000	15,720,000

Biotechnology 1.2%
[a] Argenx SE	Netherlands	100,000	13,159,596
[a] CRISPR Therapeutics AG	Switzerland	50,000	2,120,500
[a] Deciphera Pharmaceuticals Inc.	United States	300,000	12,351,000
[a] Iovance Biotherapeutics Inc.	United States	600,000	17,961,000
[a] Neurocrine Biosciences Inc.	United States	500,000	43,275,000
[a] PTC Therapeutics Inc.	United States	300,000	13,383,000
[a] uniQure NV	Netherlands	200,000	9,490,000

			111,740,096

Capital Markets 4.0%
CME Group Inc.	United States	175,000	30,259,250
Intercontinental Exchange Inc.	United States	1,000,000	80,750,000
Moody’s Corp.	United States	350,000	74,025,000
MSCI Inc.	United States	525,000	151,704,000
Tradeweb Markets Inc.	United States	1,050,000	44,142,000

			380,880,250

Communications Equipment 0.1%
Motorola Solutions Inc.	United States	45,000	5,981,400

Diversified Consumer Services 0.3%
[a] Bright Horizons Family Solutions Inc.	United States	300,000	30,600,000
[a] Chegg Inc.	United States	75,000	2,683,500

			33,283,500

Electric Utilities 0.2%
NextEra Energy Inc.	United States	65,000	15,640,300

Electronic Equipment, Instruments & Components 1.7%
Amphenol Corp., A	United States	850,000	61,948,000
Keyence Corp.	Japan	100,000	32,386,443
[a] Keysight Technologies Inc.	United States	820,000	68,617,600

			162,952,043

Entertainment 1.1%
[a] Netflix Inc.	United States	115,000	43,182,500
[a] Sea Ltd., ADR	Taiwan	1,450,000	64,249,500

			107,432,000

Equity Real Estate Investment Trusts (REITs) 5.1%
American Tower Corp.	United States	500,000	108,875,000
Crown Castle International Corp.	United States	500,000	72,200,000
Digital Realty Trust Inc.	United States	530,025	73,625,773

40	Semiannual Report	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin DynaTech Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Equity Real Estate Investment Trusts (REITs) (continued)
Equinix Inc.	United States	165,000	$103,054,050
SBA Communications Corp., A	United States	500,000	134,985,000

			492,739,823

Health Care Equipment & Supplies 9.2%
Abbott Laboratories	United States	1,300,000	102,583,000
[a] Alcon Inc.	Switzerland	330,000	16,770,600
Baxter International Inc.	United States	250,000	20,297,500
Becton, Dickinson and Co.	United States	250,000	57,442,500
Danaher Corp.	United States	1,050,000	145,330,500
[a] Edwards Lifesciences Corp.	United States	450,000	84,879,000
[a] IDEXX Laboratories Inc.	United States	500,000	121,120,000
[a] Intuitive Surgical Inc.	United States	200,000	99,042,000
[a] iRhythm Technologies Inc.	United States	80,000	6,508,000
ResMed Inc.	United States	400,000	58,916,000
Siemens Healthineers AG	Germany	550,000	21,255,315
STERIS PLC	United States	500,000	69,985,000
Stryker Corp.	United States	500,000	83,245,000

			887,374,415

Health Care Providers & Services 0.6%
[a] Guardant Health Inc.	United States	100,000	6,960,000
UnitedHealth Group Inc.	United States	200,000	49,876,000

			56,836,000

Health Care Technology 2.0%
[a] Inspire Medical Systems Inc.	United States	600,000	36,168,000
[a] Teladoc Inc.	United States	25,000	3,875,250
[a] Veeva Systems Inc.	United States	1,000,000	156,370,000

			196,413,250

Industrial Conglomerates 0.8%
Roper Technologies Inc.	United States	250,000	77,952,500

Interactive Media & Services 6.9%
[a] Adevinta ASA, B	France	1,100,000	9,979,305
[a] Alphabet Inc., A	United States	220,000	255,629,000
[a] Alphabet Inc., C	United States	62,170	72,291,898
[a] Facebook Inc., A	United States	950,000	158,460,000
[a,b] Match Group Inc.	United States	600,000	39,624,000
Tencent Holdings Ltd.	China	2,600,000	127,507,368

			663,491,571

Internet & Direct Marketing Retail 10.7%
[a] Alibaba Group Holding Ltd., ADR	China	810,000	157,528,800
[a] Amazon.com Inc.	United States	360,000	701,899,200
[a] Booking Holdings Inc.	United States	20,000	26,906,400
[a] Chewy Inc., A	United States	135,000	5,061,150
[a] Delivery Hero SE	Germany	500,000	36,752,053
[a] MercadoLibre Inc.	Argentina	210,000	102,601,800

franklintempleton.com	Semiannual Report	41

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin DynaTech Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Internet & Direct Marketing Retail (continued)
[a] Zalando SE	Germany	75,000	$2,825,987

			1,033,575,390

IT Services 11.6%
[a] Adyen NV	Netherlands	120,000	102,490,940
[a] EPAM Systems Inc.	United States	160,000	29,705,600
[a] Fiserv Inc.	United States	600,000	56,994,000
Jack Henry & Associates Inc.	United States	165,000	25,614,600
Mastercard Inc., A	United States	1,000,000	241,560,000
[a] MongoDB Inc.	United States	500,000	68,270,000
[a] Network International Holdings Ltd.	United Arab Emirates	1,000,000	4,859,671
[a] Okta Inc., A	United States	415,000	50,737,900
[a] PayPal Holdings Inc.	United States	1,225,000	117,281,500
[a] Shopify Inc., A	Canada	450,000	188,510,835
[a] Twilio Inc., A	United States	285,000	25,504,650
Visa Inc., A	United States	1,300,000	209,456,000

			1,120,985,696

Life Sciences Tools & Services 3.0%
[a] 10X Genomics Inc., A	United States	30,200	1,882,064
[a] Charles River Laboratories International Inc.	United States	100,000	12,621,000
[a] Evotec SE	Germany	325,000	7,053,772
[a] Illumina Inc.	United States	250,000	68,280,000
[a] IQVIA Holdings Inc.	United States	150,000	16,179,000
Lonza Group AG	Switzerland	60,000	24,666,613
[a] Medpace Holdings Inc.	United States	110,000	8,071,800
[a] Repligen Corp.	United States	375,000	36,202,500
Thermo Fisher Scientific Inc.	United States	310,000	87,916,000
[a] Waters Corp.	United States	75,000	13,653,750
[a] WuXi Biologics (Cayman) Inc.	China	1,050,000	13,611,475

			290,137,974

Machinery 0.6%
Fortive Corp.	United States	1,000,000	55,190,000

Media 1.3%
[a] Charter Communications Inc., A	United States	100,000	43,631,000
[a] Liberty Broadband Corp., A	United States	750,000	80,250,000

			123,881,000

Pharmaceuticals 2.3%
AstraZeneca PLC	United Kingdom	1,000,000	89,048,669
[a] Catalent Inc.	United States	475,000	24,676,250
Merck KGaA	Germany	500,000	50,467,318
[a] Reata Pharmaceuticals Inc.	United States	100,000	14,434,000
Zoetis Inc.	United States	335,000	39,426,150

			218,052,387

42	Semiannual Report	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin DynaTech Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Professional Services 2.1%
[a] CoStar Group Inc.	United States	165,000	$96,889,650
TransUnion	United States	500,000	33,090,000
Verisk Analytics Inc.	United States	500,000	69,690,000

			199,669,650

Semiconductors & Semiconductor Equipment 5.8%
Analog Devices Inc.	United States	700,000	62,755,000
ASML Holding NV, N.Y. shs	Netherlands	210,000	54,944,400
Intel Corp.	United States	800,000	43,296,000
KLA Corp.	United States	260,000	37,372,400
Lam Research Corp.	United States	350,000	84,000,000
Monolithic Power Systems.	United States	450,000	75,357,000
NVIDIA Corp.	United States	500,000	131,800,000
Teradyne Inc.	United States	25,000	1,354,250
Xilinx Inc.	United States	900,000	70,146,000

			561,025,050

Software 23.0%
[a] Adobe Inc.	United States	500,000	159,120,000
[a] Alteryx Inc.	United States	575,000	54,722,750
[a] ANSYS Inc.	United States	400,000	92,988,000
[a] Aspen Technology Inc.	United States	500,000	47,535,000
[a] Atlassian Corp. PLC	United States	550,000	75,493,000
[a] Autodesk Inc.	United States	500,000	78,050,000
[a] Avalara Inc.	United States	300,000	22,380,000
[a,b] Bill.Com Holdings Inc.	United States	225,000	7,695,000
[a] Cadence Design Systems Inc.	United States	800,000	52,832,000
Constellation Software Inc.	Canada	63,000	57,249,208
[a] Coupa Software Inc.	United States	500,000	69,865,000
[a] Datadog Inc., A	United States	200,000	7,196,000
[a] DocuSign Inc.	United States	365,000	33,726,000
[a] Globant SA	Argentina	150,000	13,182,000
[a] Guidewire Software Inc.	United States	500,000	39,655,000
[a] Hubspot Inc.	United States	500,000	66,595,000

Intuit Inc.	United States	500,000	115,000,000

Microsoft Corp.	United States	2,700,000	425,817,000
[a] Paycom Software Inc.	United States	140,000	28,281,400
[a] Paylocity Holding Corp.	United States	170,000	15,014,400
[a] Q2 Holdings Inc.	United States	725,000	42,818,500
[a] RingCentral Inc., A	United States	250,000	52,977,500
[a] salesforce.com Inc.	United States	1,000,000	143,980,000
[a] ServiceNow Inc.	United States	735,000	210,636,300
[a] Slack Technologies Inc.	United States	75,000	2,013,000
[a] Smartsheet Inc., A	United States	600,000	24,906,000
[a] Synopsys Inc.	United States	540,000	69,546,600
[a] Tyler Technologies Inc.	United States	210,000	62,277,600
[a] Workday Inc., A	United States	600,000	78,132,000
[a] Xero Ltd.	New Zealand	105,000	4,380,297
[a] Zendesk Inc.	United States	650,000	41,606,500

franklintempleton.com	Semiannual Report	43

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin DynaTech Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Software (continued)
[a] Zoom Video Communications Inc., A	United States	150,000	$21,918,000

			2,217,589,055

Technology Hardware, Storage & Peripherals 1.1%
Apple Inc.	United States	400,000	101,716,000

Textiles, Apparel & Luxury Goods 0.3%
NIKE Inc., B	United States	300,000	24,822,000

Total Common Stocks (Cost $5,929,936,448)			9,284,503,350

Short Term Investments 3.3%

Money Market Funds (Cost $273,100,737) 2.8%
[c,d] Institutional Fiduciary Trust Money Market Portfolio, 0.32%	United States	273,100,737	273,100,737

[e] Investments from Cash Collateral Received for Loaned Securities 0.5%
Money Market Funds (Cost $39,481,000) 0.4%
[c,d] Institutional Fiduciary Trust Money Market Portfolio, 0.32%	United States	39,481,000	39,481,000

		Principal Amount
Repurchase Agreements 0.1%
[f] Joint Repurchase Agreement, 0.01%, 4/01/20 (Maturity Value $6,006,160) BNP Paribas Securities Corp.
Collateralized by [g] U.S. Treasury Bills, 4/07/20; U.S. Treasury Notes, 2.75%, 6/30/21 - 4/30/23; and U.S. Treasury Strips, 8/15/20 - 11/15/23 (valued at $6,126,281)	United States	$6,006,158	6,006,158
[f] Joint Repurchase Agreement, 0.01%, 4/01/20 (Maturity Value $1,064,157) BofA Securities Inc.
Collateralized by U.S. Treasury Notes, 2.75%, 11/15/23 (valued at $1,085,444)	United States	1,064,157	1,064,157

Total Repurchase Agreements (Cost $7,070,315)			7,070,315

Total Investments from Cash Collateral Received for Loaned Securities (Cost $46,551,315)			46,551,315

Total Investments (Cost $6,249,588,500) 99.8%			9,604,155,402

Other Assets, less Liabilities 0.2%			19,754,679

Net Assets 100.0%.			$9,623,910,081

See Abbreviations on page 127.

aNon-income producing.

bA portion or all of the security is on loan at March 31, 2020. See Note 1(i).

cSee Note 3(f) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

eSee Note 1(i) regarding securities on loan.

fSee Note 1(c) regarding joint repurchase agreement.

gThe security was issued on a discount basis with no stated coupon rate.

44	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

Financial Highlights

Franklin Growth Fund

	Six Months Ended March 31, 2020 (unaudited)
		Year Ended September 30,
		2019	2018	2017	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$110.04	$107.59	$ 91.61	$78.54	$72.40	$70.51

Income from investment operations[a]:

Net investment income[b]	0.22	0.46	0.41	0.40	0.47 [c]	0.29

Net realized and unrealized gains (losses)	(9.71)	3.47	18.18	15.56	8.51	1.79

Total from investment operations	(9.49)	3.93	18.59	15.96	8.98	2.08

Less distributions from:

Net investment income	(0.46)	(0.44)	(0.36)	(0.39)	(0.47)	(0.19)

Net realized gains	(5.99)	(1.04)	(2.25)	(2.50)	(2.37)	—

Total distributions	(6.45)	(1.48)	(2.61)	(2.89)	(2.84)	(0.19)

Net asset value, end of period	$ 94.10	$110.04	$107.59	$91.61	$78.54	$72.40

Total return[d]	(9.39)%	3.79%	20.72%	21.12%	12.57%	2.94%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.81%	0.83%	0.83%	0.88%	0.88%	0.88%

Expenses net of waiver and payments by affiliates[f]	0.81% [g]	0.83% [g]	0.83% [g]	0.87%	0.86%	0.88%[g]

Net investment income	0.40%	0.45%	0.41%	0.47%	0.63% [c]	0.38%

Supplemental data

Net assets, end of period (000’s)	$8,149,798	$9,157,154	$9,044,834	$8,051,641	$7,628,523	$7,185,665

Portfolio turnover rate	4.44%	4.91% [h]	6.05% [h]	5.60%	7.53%	5.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.50%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 12.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	45

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)

	Six Months Ended March 31, 2020 (unaudited)
		Year Ended September 30,
		2019		2018		2017	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$100.21	$ 98.38		$84.25		$72.60	$67.17	$65.75

Income from investment operations[a]:

Net investment income (loss)[b]	(0.17)	(0.29)		(0.30)		(0.21)	(0.08)[c]	(0.26)

Net realized and unrealized gains (losses)	(8.78)	3.16		16.68		14.36	7.88	1.68

Total from investment operations	(8.95)	2.87		16.38		14.15	7.80	1.42

Less distributions from:

Net realized gains	(5.99)	(1.04)		(2.25)		(2.50)	(2.37)	—

Net asset value, end of period	$ 85.27	$100.21		$98.38		$84.25	$72.60	$67.17

Total return[d]	(9.72)%	3.02%		19.82%		20.21%	11.74%	2.16%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.56%	1.58%		1.58%		1.63%	1.63%	1.63%

Expenses net of waiver and payments by affiliates[f]	1.56% [g]	1.58%	[g]	1.58%	[g]	1.62%	1.61%	1.63%[g]

Net investment income (loss)	(0.35)%	(0.30)%		(0.34)%		(0.28)%	(0.12)%[c]	(0.37)%

Supplemental data

Net assets, end of period (000’s)	$601,887	$704,217		$1,060,258		$930,751	$846,965	$777,570

Portfolio turnover rate	4.44%	4.91%	[h]	6.05%	[h]	5.60%	7.53%	5.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.25)%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 12.

46	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)

	Six Months Ended March 31, 2020 (unaudited)
		Year Ended September 30,
		2019	2018	2017	2016	2015

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$109.49	$107.00	$ 91.13	$78.14	$71.93	$70.05

Income from investment operations[a]:

Net investment income[b]	0.08	0.21	0.16	0.19	0.29 [c]	0.10

Net realized and unrealized gains (losses)	(9.68)	3.46	18.09	15.51	8.45	1.78

Total from investment operations	(9.60)	3.67	18.25	15.70	8.74	1.88

Less distributions from:

Net investment income	(0.13)	(0.14)	(0.13)	(0.21)	(0.16)	—

Net realized gains	(5.99)	(1.04)	(2.25)	(2.50)	(2.37)	—

Total distributions	(6.12)	(1.18)	(2.38)	(2.71)	(2.53)	—

Net asset value, end of period	$ 93.77	$109.49	$107.00	$91.13	$78.14	$71.93

Total return[d]	(9.51)%	3.54%	20.42%	20.81%	12.29%	2.68%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.06%	1.08%	1.08%	1.13%	1.13%	1.13%

Expenses net of waiver and payments by affiliates[f]	1.06% [g]	1.08% [g]	1.08% [g]	1.12%	1.11%	1.13%[g]

Net investment income	0.15%	0.20%	0.16%	0.22%	0.38% [c]	0.13%

Supplemental data

Net assets, end of period (000’s)	$335,276	$435,331	$524,960	$510,317	$477,221	$501,813

Portfolio turnover rate	4.44%	4.91% [h]	6.05% [h]	5.60%	7.53%	5.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.25%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 12.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	47

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)

	Six Months Ended March 31, 2020 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$110.37	$107.90	$ 91.90	$78.79	$72.69	$70.76

Income from investment operations[a]:

Net investment income[b]	0.41	0.83	0.77	0.74	0.78 [c]	0.61

Net realized and unrealized gains (losses)	(9.71)	3.47	18.22	15.59	8.56	1.79

Total from investment operations	(9.30)	4.30	18.99	16.33	9.34	2.40

Less distributions from:

Net investment income	(0.84)	(0.79)	(0.74)	(0.72)	(0.87)	(0.47)

Net realized gains	(5.99)	(1.04)	(2.25)	(2.50)	(2.37)	—

Total distributions	(6.83)	(1.83)	(2.99)	(3.22)	(3.24)	(0.47)

Net asset value, end of period	$ 94.24	$110.37	$107.90	$91.90	$78.79	$72.69

Total return[d]	(9.22)%	4.16%	21.17%	21.61%	13.05%	3.37%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.47%	0.48%	0.47%	0.46%	0.46%	0.46%

Expenses net of waiver and payments by affiliates[f]	0.47% [g]	0.48% [g]	0.46%	0.45%	0.44%	0.46%[g]

Net investment income	0.74%	0.80%	0.78%	0.89%	1.05%[c]	0.80%

Supplemental data

Net assets, end of period (000’s)	$2,309,813	$2,545,800	$2,634,455	$1,700,993	$1,247,825	$1,163,362

Portfolio turnover rate	4.44%	4.91% [h]	6.05% [h]	5.60%	7.53%	5.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.92%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 12.

48	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)

	Six Months Ended March 31, 2020 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$110.41	$107.95	$ 91.90	$78.80	$72.67	$70.75

Income from investment operations[a]:

Net investment income[b]	0.36	0.72	0.66	0.60	0.65 [c]	0.48

Net realized and unrealized gains (losses)	(9.72)	3.47	18.23	15.61	8.56	1.79

Total from investment operations	(9.36)	4.19	18.89	16.21	9.21	2.27

Less distributions from:

Net investment income	(0.73)	(0.69)	(0.59)	(0.61)	(0.71)	(0.35)

Net realized gains	(5.99)	(1.04)	(2.25)	(2.50)	(2.37)	—

Total distributions	(6.72)	(1.73)	(2.84)	(3.11)	(3.08)	(0.35)

Net asset value, end of period	$ 94.33	$110.41	$107.95	$91.90	$78.80	$72.67

Total return[d]	(9.27)%	4.05%	21.02%	21.43%	12.85%	3.20%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.56%	0.58%	0.58%	0.63%	0.63%	0.63%

Expenses net of waiver and payments by affiliates[f]	0.56% [g]	0.58% [g]	0.58% [g]	0.62%	0.61%	0.63%[g]

Net investment income	0.65%	0.70%	0.66%	0.72%	0.88%[c]	0.63%

Supplemental data

Net assets, end of period (000’s)	$2,818,823	$3,154,342	$3,139,208	$2,801,153	$1,998,483	$1,514,492

Portfolio turnover rate	4.44%	4.91% [h]	6.05% [h]	5.60%	7.53%	5.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.75%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 12.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	49

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, March 31, 2020 (unaudited)

Franklin Growth Fund

	Country	Shares	Value

Common Stocks 97.0%
Automobiles & Components 0.0%†
Aptiv PLC	United States	14,860	$731,706

Capital Goods 11.7%
Allegion PLC	United States	692,923	63,762,774
AMETEK Inc.	United States	692,923	49,904,314
The Boeing Co.	United States	366,979	54,731,248
BWX Technologies Inc.	United States	1,711,122	83,348,753
Caterpillar Inc.	United States	544,440	63,176,818
Deere & Co.	United States	494,945	68,381,601
Emerson Electric Co.	United States	1,088,879	51,885,084
Fastenal Co.	United States	1,838,300	57,446,875
Fortive Corp.	United States	547,922	30,239,815
General Dynamics Corp.	United States	989,889	130,972,214
Illinois Tool Works Inc.	United States	989,889	140,683,025
[a] Ingersoll-Rand Inc.	United States	960,826	23,828,485
Lockheed Martin Corp.	United States	494,945	167,761,608
Northrop Grumman Corp.	United States	1,088,879	329,440,341
Raytheon Co.	United States	604,924	79,335,783
Stanley Black & Decker Inc.	United States	785,829	78,582,900
Trane Technologies PLC	United States	1,088,879	89,930,517
United Technologies Corp.	United States	1,050,607	99,103,758

			1,662,515,913

Commercial & Professional Services 3.6%
Equifax Inc.	United States	544,440	65,033,358
IHS Markit Ltd.	United States	3,520,639	211,238,340
Republic Services Inc.	United States	427,800	32,110,668
Verisk Analytics Inc.	United States	1,501,824	209,324,229

			517,706,595

Consumer Durables & Apparel 1.1%
NIKE Inc., B	United States	1,886,312	156,073,455

Consumer Services 0.4%
Las Vegas Sands Corp.	United States	1,337,600	56,807,872

Diversified Financials 3.6%
American Express Co.	United States	593,934	50,846,690
[a] Berkshire Hathaway Inc., A	United States	183	49,776,000
BlackRock Inc.	United States	227,796	100,223,406
The Charles Schwab Corp.	United States	3,019,527	101,516,498
Intercontinental Exchange Inc.	United States	1,410,905	113,930,579
S&P Global Inc.	United States	9,180	2,249,559
T. Rowe Price Group Inc.	United States	890,901	86,996,482

			505,539,214

Food, Beverage & Tobacco 3.5%
Brown-Forman Corp., B	United States	1,608,570	89,291,721
Constellation Brands Inc., A	United States	552,040	79,140,454
Lamb Weston Holdings Inc.	United States	542,780	30,992,738
Mondelez International Inc., A	United States	1,484,834	74,360,487

50	Semiannual Report	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Food, Beverage & Tobacco (continued)
[a] Monster Beverage Corp.	United States	2,696,800	$151,721,968
PepsiCo Inc.	United States	643,429	77,275,823

			502,783,191

Health Care Equipment & Services 7.6%
Abbott Laboratories	United States	1,336,351	105,451,457
Baxter International Inc.	United States	395,957	32,147,749
Becton, Dickinson and Co.	United States	76,915	17,672,760
Danaher Corp.	United States	1,099,884	152,234,944
[a] Edwards Lifesciences Corp.	United States	395,957	74,685,409
[a] Haemonetics Corp.	United States	989,889	98,652,338
[a] Intuitive Surgical Inc.	United States	445,451	220,591,790
[a] Laboratory Corp. of America Holdings	United States	494,945	62,556,099
Quest Diagnostics Inc.	United States	890,901	71,539,350
Stryker Corp.	United States	406,347	67,652,712
Teleflex Inc.	United States	501,695	146,926,398
UnitedHealth Group Inc.	United States	9,100	2,269,358
[a] Varian Medical Systems Inc.	United States	296,967	30,486,632

			1,082,866,996

Household & Personal Products 0.0%†
Estee Lauder Cos. Inc., A	United States	8,820	1,405,379

Materials 4.1%
Air Products and Chemicals Inc.	United States	494,945	98,795,972
[a] Axalta Coating Systems Ltd.	United States	3,365,622	58,124,292
Celanese Corp.	United States	1,237,362	90,809,997
Ecolab Inc.	United States	617,359	96,203,053
International Flavors & Fragrances Inc.	United States	400,000	40,832,000
Linde PLC	United Kingdom	687,987	119,021,751
Martin Marietta Materials Inc.	United States	395,957	74,926,943

			578,714,008

Media & Entertainment 6.2%
[a] Alphabet Inc., A	United States	166,053	192,945,283
[a] Alphabet Inc., C	United States	156,831	182,364,655
Cable One Inc.	United States	79,192	130,192,440
Comcast Corp., A	United States	795,018	27,332,719
[a] Facebook Inc., A	United States	798,200	133,139,760
[a] IAC/InterActiveCorp	United States	296,967	53,225,395
The Walt Disney Co.	United States	1,724,626	166,598,872

			885,799,124

Pharmaceuticals, Biotechnology & Life Sciences 13.1%
[a] 10X Genomics Inc., A	United States	54,500	3,396,440
AbbVie Inc.	United States	455,350	34,693,116
Agilent Technologies Inc.	United States	1,286,856	92,164,627
Amgen Inc.	United States	989,889	200,680,197
AstraZeneca PLC, ADR	United Kingdom	2,030,908	90,700,351
[a] Catalent Inc.	United States	3,365,622	174,844,063

franklintempleton.com	Semiannual Report	51

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Pharmaceuticals, Biotechnology & Life Sciences (continued)
[a] Deciphera Pharmaceuticals Inc.	United States	577,400	$23,771,558
[a] Elanco Animal Health Inc.	United States	1,487,105	33,296,281
Eli Lilly & Co.	United States	1,240,175	172,037,076
Gilead Sciences Inc.	United States	643,429	48,102,752
[a] GW Pharmaceuticals PLC, ADR	United Kingdom	204,657	17,921,813
[a] Illumina Inc.	United States	524,952	143,374,890
Johnson & Johnson	United States	1,187,967	155,778,113
Merck & Co. Inc.	United States	989,889	76,162,060
[a] Mettler-Toledo International Inc.	United States	423,824	292,654,710
[a] Neurocrine Biosciences Inc.	United States	494,945	42,837,490
Pfizer Inc.	United States	2,733,084	89,207,862
[a] PTC Therapeutics Inc.	United States	971,300	43,329,693
[a] Reata Pharmaceuticals Inc.	United States	96,100	13,871,074
[a] Waters Corp.	United States	625,792	113,925,434

			1,862,749,600

Real Estate 2.1%
Crown Castle International Corp.	United States	1,132,500	163,533,000
Digital Realty Trust Inc.	United States	20,875	2,899,746
Equinix Inc.	United States	198,755	124,136,411
SBA Communications Corp., A	United States	10,230	2,761,793

			293,330,950

Retailing 5.6%
[a] Alibaba Group Holding Ltd., ADR	China	488,554	95,013,982
[a] Amazon.com Inc.	United States	348,852	680,163,721
Expedia Group Inc.	United States	346,462	19,495,417

			794,673,120

Semiconductors & Semiconductor Equipment 4.0%
Analog Devices Inc.	United States	26,400	2,366,760
Applied Materials Inc.	United States	45,630	2,090,767
ASML Holding NV, N.Y. shs	Netherlands	643,429	168,346,763
Lam Research Corp.	United States	29,697	7,127,280
Monolithic Power Systems	United States	445,451	74,595,224
NVIDIA Corp.	United States	509,040	134,182,944
NXP Semiconductors NV	Netherlands	558,700	46,332,991
Texas Instruments Inc.	United States	1,385,845	138,487,491

			573,530,220

Software & Services 16.9%
[a] Adobe Inc.	United States	150,000	47,736,000
[a] Adyen NV	Netherlands	59,955	51,207,036
[a] Atlassian Corp. PLC	United States	122,600	16,828,076
[a] Autodesk Inc.	United States	853,512	133,233,223
Automatic Data Processing Inc.	United States	692,923	94,708,716
[a,b] Bill.Com Holdings Inc.	United States	573,000	19,596,600
Intuit Inc.	United States	989,889	227,674,470
Mastercard Inc., A	United States	1,397,305	337,532,996
Microsoft Corp.	United States	3,395,452	535,496,735

52	Semiannual Report	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Software & Services (continued)
[a] PayPal Holdings Inc.	United States	518,700	$49,660,338
[a] PTC Inc.	United States	1,192,028	72,964,034
[a] salesforce.com Inc.	United States	558,120	80,358,118
[a] ServiceNow Inc.	United States	999,769	286,513,800
[a] Synopsys Inc.	United States	446,900	57,556,251
[a] Twilio Inc., A	United States	397,509	35,573,080
[a] Tyler Technologies Inc.	United States	179,452	53,218,285
Visa Inc., A	United States	1,385,845	223,287,346
[a] Workday Inc., A	United States	649,628	84,594,558

			2,407,739,662

Technology Hardware & Equipment 7.5%
Amphenol Corp., A	United States	1,290,535	94,054,191
Apple Inc.	United States	2,867,065	729,065,959
Cisco Systems Inc.	United States	1,448,123	56,925,715
Cognex Corp.	United States	413,136	17,442,602
[a] Keysight Technologies Inc.	United States	643,429	53,842,138
TE Connectivity Ltd.	United States	1,850,000	116,513,000

			1,067,843,605

Transportation 4.5%
Canadian National Railway Co.	Canada	989,889	76,845,083
Canadian Pacific Railway Ltd.	Canada	494,945	108,684,973
J.B. Hunt Transport Services Inc.	United States	494,945	45,648,777
Kansas City Southern	United States	742,417	94,420,594
[a] Uber Technologies Inc.	United States	1,008,700	28,162,904
Union Pacific Corp.	United States	2,009,475	283,416,354

			637,178,685

Utilities 1.5%
American Water Works Co. Inc.	United States	692,923	82,845,874
NextEra Energy Inc.	United States	508,055	122,248,194

			205,094,068

Total Common Stocks (Cost $5,383,939,962)			13,793,083,363

Short Term Investments 2.8%

Money Market Funds (Cost $371,382,516) 2.6%
[c,d] Institutional Fiduciary Trust Money Market Portfolio, 0.32%	United States	371,382,516	371,382,516

Investments from Cash Collateral Received for Loaned Securities 0.2%
Money Market Funds (Cost $11,384,000) 0.1%
[c,d] Institutional Fiduciary Trust Money Market Portfolio, 0.32%	United States	11,384,000	11,384,000

franklintempleton.com	Semiannual Report	53

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth Fund (continued)

	Country	Principal Amount	Value

Short Term Investments (continued)
Investments from Cash Collateral Received for Loaned Securities (continued)
Repurchase Agreements (Cost $8,421,871) 0.1%
[e] Joint Repurchase Agreement, 0.01%, 4/01/20 (Maturity Value $8,421,873)
J.P. Morgan Securities LLC
Collateralized by [f] U.S. Treasury Bills, 4/21/20 – 3/25/21; U.S. Treasury Notes, 1.125% – 2.75%, 4/30/20 – 9/09/49 (valued at $8,590,309)	United States	$8,421,871	$8,421,871

Total Investments from Cash Collateral Received for Loaned Securities (Cost $19,805,871)			19,805,871

Total Investments (Cost $5,775,128,349) 99.8%			14,184,271,750
Other Assets, less Liabilities 0.2%			31,325,175

Net Assets 100.0%			$14,215,596,925

See Abbreviations on page 127.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bA portion or all of the security is on loan at March 31, 2020. See Note 1(i).

cSee Note 3(f) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

eSee Note 1 (c) regarding joint repurchase agreement.

fThe security was issued on a discount basis with no stated coupon rate.

54	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

Financial Highlights

Franklin Income Fund

	Six Months Ended March 31, 2020	Year Ended September 30,
	(unaudited)	2019		2018[a]

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 2.30	$ 2.32		$ 2.31

Income from investment operations[b]:

Net investment income (loss)[c]	0.04	0.08		(0.04)

Net realized and unrealized gains (losses)	(0.35)	0.02		0.05

Total from investment operations	(0.31)	0.10		0.01

Less distributions from:

Net investment income	(0.06)	(0.12)		—

Net asset value, end of period	$ 1.93	$ 2.30		$ 2.32

Total return[d]	(13.46)%	4.40%		0.43%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.71%	0.72%		0.71%

Expenses net of waiver and payments by affiliates[f]	0.70%	0.72%	[g]	0.71%[g]

Net investment income	3.83%	3.92%		3.89%

Supplemental data

Net assets, end of period (000’s)	$7,486,376	$7,427,468		$107,057

Portfolio turnover rate	37.48%	43.63%		49.95%

a For the period September 10, 2018 (effective date) to September 30, 2018.

b The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

c Based on average daily shares outstanding.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year, except for non-recurring expenses, if any.

f Benefit of expense reduction rounds to less than 0.01%.

g Benefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	55

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)

	Six Months Ended March 31, 2020	Year Ended September 30,
	(unaudited)	2019		2018	2017	2016		2015

Class A1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 2.30	$ 2.32		$ 2.39	$ 2.25	$ 2.10		$ 2.48

Income from investment operations[a]:

Net investment income[b]	0.04	0.09		0.09	0.10	0.10		0.10

Net realized and unrealized gains (losses)	(0.34)	0.01		(0.04)	0.16	0.17		(0.36)

Total from investment operations	(0.30)	0.10		0.05	0.26	0.27		(0.26)

Less distributions from:

Net investment income	(0.06)	(0.12)		(0.12)	(0.12)	(0.12)		(0.12)

Net asset value, end of period	$ 1.94	$ 2.30		$ 2.32	$ 2.39	$ 2.25		$ 2.10

Total return[c]	(13.42)%	4.50%		2.18%	11.86%	13.31%		(10.93)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.61%	0.62%		0.61%	0.62%	0.61%		0.61%

Expenses net of waiver and payments by affiliates[e]	0.60%	0.62%	[f]	0.61% [f]	0.61%	0.61%	[f]	0.61%[f]

Net investment income	3.93%	4.02%		3.99%	4.22%	4.57%		4.43%

Supplemental data

Net assets, end of period (000’s)	$31,730,369	$39,625,649		$42,929,573	$46,505,632	$45,515,127		$44,886,127

Portfolio turnover rate	37.48%	43.63%		49.95%	34.12%	61.26%		44.81%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year, except for non-recurring expenses, if any.

e Benefit of expense reduction rounds to less than 0.01%.

f Benefit of waiver and payments by affiliates rounds to less than 0.01%.

56	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)

	Six Months Ended March 31, 2020	Year Ended September 30,
	(unaudited)	2019		2018	2017	2016		2015

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 2.34	$ 2.35		$ 2.42	$ 2.27	$ 2.13		$ 2.50

Income from investment operations[a]:

Net investment income[b]	0.04	0.08		0.08	0.09	0.09		0.09

Net realized and unrealized gains (losses)	(0.36)	0.02		(0.04)	0.17	0.16		(0.35)

Total from investment operations	(0.32)	0.10		0.04	0.26	0.25		(0.26)

Less distributions from:

Net investment income	(0.05)	(0.11)		(0.11)	(0.11)	(0.11)		(0.11)

Net asset value, end of period	$ 1.97	$ 2.34		$ 2.35	$ 2.42	$ 2.27		$ 2.13

Total return[c]	(13.84)%	4.35%		1.61%	11.63%	12.07%		(10.89)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.11%	1.12%		1.11%	1.12%	1.11%		1.11%

Expenses net of waiver and payments by affiliates[e]	1.10%	1.12%	[f]	1.11% [f]	1.11%	1.11%	[f]	1.11%[f]

Net investment income	3.43%	3.52%		3.49%	3.72%	4.07%		3.93%

Supplemental data

Net assets, end of period (000’s)	$10,488,849	$13,488,627		$19,895,441	$23,036,875	$23,841,466		$24,091,638

Portfolio turnover rate	37.48%	43.63%		49.95%	34.12%	61.26%		44.81%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year, except for non-recurring expenses, if any.

e Benefit of expense reduction rounds to less than 0.01%.

f Benefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	57

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)

	Six Months Ended March 31, 2020	Year Ended September 30,
	(unaudited)	2019		2018	2017	2016		2015

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 2.26	$ 2.28		$ 2.35	$ 2.21	$ 2.07		$ 2.44

Income from investment operations[a]:

Net investment income[b]	0.04	0.08		0.08	0.09	0.09		0.10

Net realized and unrealized gains (losses)	(0.34)	0.01		(0.04)	0.16	0.16		(0.36)

Total from investment operations	(0.30)	0.09		0.04	0.25	0.25		(0.26)

Less distributions from:

Net investment income	(0.06)	(0.11)		(0.11)	(0.11)	(0.11)		(0.11)

Net asset value, end of period	$ 1.90	$ 2.26		$ 2.28	$ 2.35	$ 2.21		$ 2.07

Total return[c]	(13.82)%	4.20%		1.86%	11.67%	12.62%		(10.99)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.96%	0.97%		0.96%	0.97%	0.96%		0.96%

Expenses net of waiver and payments by affiliates[e]	0.95%	0.97%	[f]	0.96% [f]	0.96%	0.96%	[f]	0.96%[f]

Net investment income	3.58%	3.67%		3.64%	3.87%	4.22%		4.08%

Supplemental data

Net assets, end of period (000’s)	$214,502	$265,531		$296,098	$361,603	$396,107		$416,653

Portfolio turnover rate	37.48%	43.63%		49.95%	34.12%	61.26%		44.81%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year, except for non-recurring expenses, if any.

e Benefit of expense reduction rounds to less than 0.01%.

f Benefit of waiver and payments by affiliates rounds to less than 0.01%.

58	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)

	Six Months Ended March 31, 2020	Year Ended September 30,
	(unaudited)	2019	2018	2017	2016		2015

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 2.29	$ 2.30	$ 2.37	$ 2.23	$ 2.09		$ 2.46

Income from investment operations[a]:

Net investment income[b]	0.05	0.10	0.10	0.11	0.10		0.11

Net realized and unrealized gains (losses)	(0.36)	0.01	(0.05)	0.15	0.16		(0.35)

Total from investment operations	(0.31)	0.11	0.05	0.26	0.26		(0.24)

Less distributions from:

Net investment income	(0.06)	(0.12)	(0.12)	(0.12)	(0.12)		(0.13)

Net asset value, end of period	$ 1.92	$ 2.29	$ 2.30	$ 2.37	$ 2.23		$ 2.09

Total return[c]	(13.40)%	5.17%	2.40%	12.15%	13.15%		(10.39)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.40%	0.41%	0.39%	0.39%	0.38%		0.38%

Expenses net of waiver and payments by affiliates[e]	0.38%	0.40%	0.39% [f]	0.38%	0.38%	[f]	0.38%[f]

Net investment income	4.15%	4.24%	4.21%	4.45%	4.80%		4.66%

Supplemental data

Net assets, end of period (000’s)	$1,569,104	$1,902,027	$2,062,334	$1,815,977	$1,737,577		$1,744,718

Portfolio turnover rate	37.48%	43.63%	49.95%	34.12%	61.26%		44.81%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year, except for non-recurring expenses, if any.

e Benefit of expense reduction rounds to less than 0.01%.

f Benefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	59

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)

	Six Months Ended March 31, 2020	Year Ended September 30,
	(unaudited)	2019		2018	2017	2016		2015

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 2.28	$ 2.30		$ 2.37	$ 2.23	$ 2.09		$ 2.46

Income from investment operations[a]:

Net investment income[b]	0.05	0.09		0.10	0.10	0.10		0.11

Net realized and unrealized gains (losses)	(0.35)	0.01		(0.05)	0.16	0.16		(0.36)

Total from investment operations	(0.30)	0.10		0.05	0.26	0.26		(0.25)

Less distributions from:

Net investment income	(0.06)	(0.12)		(0.12)	(0.12)	(0.12)		(0.12)

Net asset value, end of period	$ 1.92	$ 2.28		$ 2.30	$ 2.37	$ 2.23		$ 2.09

Total return[c]	(13.49)%	4.65%		2.34%	12.09%	13.06%		(10.46)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.46%	0.47%		0.46%	0.47%	0.46%		0.46%

Expenses net of waiver and payments by affiliates[e]	0.45%	0.47%	[f]	0.46% [f]	0.46%	0.46%	[f]	0.46%	[f]

Net investment income	4.08%	4.17%		4.14%	4.37%	4.72%		4.58%

Supplemental data

Net assets, end of period (000’s)	$9,539,686	$11,816,599		$11,328,761	$11,671,173	$8,143,479		$7,754,475

Portfolio turnover rate	37.48%	43.63%		49.95%	34.12%	61.26%		44.81%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year, except for non-recurring expenses, if any.

e Benefit of expense reduction rounds to less than 0.01%.

f Benefit of waiver and payments by affiliates rounds to less than 0.01%.

60	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, March 31, 2020 (unaudited)

Franklin Income Fund

	Country	Shares	Value
Common Stocks 29.3%
Communication Services 2.9%
[a,b] Alphabet Inc., A	United States	250,000	$290,487,500
AT&T Inc.	United States	2,000,000	58,300,000
BCE Inc.	Canada	5,000,000	205,079,929
Comcast Corp., A	United States	10,000,000	343,800,000
Deutsche Telekom AG	Germany	5,000,000	64,559,583
Verizon Communications Inc.	United States	12,000,000	644,760,000
Vodafone Group PLC	United Kingdom	50,000,000	69,133,238
The Walt Disney Co.	United States	955,000	92,253,000

			1,768,373,250

Consumer Discretionary 0.5%
[b] McDonald’s Corp.	United States	600,000	99,210,000
Target Corp.	United States	2,000,000	185,940,000

			285,150,000

Consumer Staples 2.8%
The Coca-Cola Co.	United States	7,000,000	309,750,000
[b] PepsiCo Inc.	United States	4,500,000	540,450,000
[b] Philip Morris International Inc.	United States	4,000,000	291,840,000
[b] The Procter & Gamble Co.	United States	4,000,000	440,000,000
Unilever PLC	United Kingdom	3,000,000	151,205,290

			1,733,245,290

Energy 3.8%
BP PLC, ADR.	United Kingdom	9,000,000	219,510,000
Chevron Corp.	United States	7,500,000	543,450,000
Exxon Mobil Corp.	United States	13,500,000	512,595,000
Halliburton Co.	United States	6,000,000	41,100,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	15,000,000	523,350,000
Schlumberger Ltd.	United States	12,500,000	168,625,000
[a,c] Weatherford International PLC	United States	15,000,000	89,250,000
The Williams Cos. Inc.	United States	14,299,300	202,335,095

			2,300,215,095

Financials 4.2%
Bank of America Corp.	United States	6,000,000	127,380,000
Barclays PLC	United Kingdom	200,000,000	227,158,334
Citigroup Inc.	United States	1,000,000	42,120,000
JPMorgan Chase & Co.	United States	7,000,000	630,210,000
MetLife Inc.	United States	9,000,000	275,130,000
Morgan Stanley	United States	5,960,000	202,640,000
Owl Rock Capital Corp.	United States	900,000	10,386,000
Truist Financial Corp.	United States	7,000,000	215,880,000
U.S. Bancorp	United States	6,000,000	206,700,000
Wells Fargo & Co.	United States	22,197,153	637,058,291

			2,574,662,625

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Health Care 4.3%
AstraZeneca PLC	United Kingdom	7,000,000	$623,340,685
Bayer AG	Germany	3,500,000	200,490,105
Bristol-Myers Squibb Co.	United States	4,350,000	242,469,000
CVS Health Corp.	United States	5,000,000	296,650,000
[b] Johnson & Johnson	United States	4,000,000	524,520,000
Merck & Co. Inc.	United States	3,000,000	230,820,000
Pfizer Inc.	United States	15,000,000	489,600,000

			2,607,889,790

Industrials 2.8%
General Dynamics Corp.	United States	1,000,000	132,310,000
Honeywell International Inc.	United States	2,500,000	334,475,000
Raytheon Co.	United States	2,000,000	262,300,000
Union Pacific Corp.	United States	3,200,000	451,328,000
United Parcel Service Inc., B	United States	2,500,000	233,550,000
United Technologies Corp.	United States	3,000,000	282,990,000

			1,696,953,000

Information Technology 1.3%
Analog Devices Inc.	United States	620,000	55,583,000
Broadcom Inc.	United States	250,000	59,275,000
Cisco Systems Inc.	United States	5,000,000	196,550,000
[b] Intel Corp.	United States	2,700,000	146,124,000
NortonLifeLock Inc.	United States	5,000,000	93,550,000
Texas Instruments Inc.	United States	2,764,000	276,206,520

			827,288,520

Materials 1.7%
Air Products and Chemicals Inc.	United States	750,000	149,707,500
BASF SE	Germany	10,000,000	467,292,310
Rio Tinto PLC, ADR	Australia	9,650,000	439,654,000

			1,056,653,810

Real Estate 0.4%
Host Hotels & Resorts Inc.	United States	20,000,000	220,800,000

Utilities 4.6%
Dominion Energy Inc.	United States	14,000,000	1,010,660,000
DTE Energy Co.	United States	1,000,000	94,970,000
Duke Energy Corp.	United States	6,000,000	485,280,000
Sempra Energy	United States	1,132,578	127,969,988
The Southern Co.	United States	19,860,688	1,075,257,648

			2,794,137,636

Total Common Stocks (Cost $18,829,251,028)			17,865,369,016

[d] Equity-Linked Securities 18.5%
Communication Services 1.2%
[e] Citigroup Global Markets Inc. into Alphabet Inc., 7.50%, 144A	United States	259,000	314,829,161
[e] Goldman Sachs International into Facebook Inc., 9.00%, 144A	United States	2,590,000	425,053,124

			739,882,285

62	Semiannual Report	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

	Country	Shares	Value
[d] Equity-Linked Securities (continued)
Consumer Discretionary 3.1%
[e] BNP Paribas Issuance BV into Home Depot Inc., 7.00%, 144A	United States	1,680,000	$323,227,420
[e] Citigroup Global Markets Holdings Inc. into Amazon.com Inc., 8.00%, 144A	United States	169,100	307,046,291
[e] Goldman Sachs International into Amazon.com Inc., 7.50%, 144A	United States	190,000	354,606,641
[e] Merrill Lynch International & Co. CV into Target Corp., 8.00%, 144A	United States	3,075,000	269,435,676
[e] Societe Generale SA into Ford Motor Co., 12.00%, 144A	United States	37,800,000	193,497,520
[e] Wells Fargo Bank NA into General Motors Co., 8.50%, 144A	United States	6,512,000	148,172,680
[e] Wells Fargo Bank NA into General Motors Co., 9.00%, 144A	United States	13,580,000	292,836,404

			1,888,822,632

Energy 0.6%
[e] Barclays Bank PLC into Schlumberger Limited, 9.00%, 144A	United States	7,150,000	120,778,465
[e] JPMorgan Chase Bank NA into Baker Hughes Co., 8.50%, A, 144A	United States	11,360,000	125,660,571
[e] Wells Fargo Bank National Assn. into Halliburton Co., 10.00%, 144A	United States	12,700,000	121,863,358

			368,302,394

Financials 2.2%
[e] Barclays Bank PLC into Bank of America Corp., 8.50%, 144A	United States	9,040,000	202,649,780
[e] Credit Suisse AG London into Bank of America Corp., 7.00%, 144A	United States	8,550,000	190,843,934
[e] Credit Suisse AG London into Wells Fargo & Co., 8.00%, 144A	United States	5,640,000	172,271,262
[e] Goldman Sachs International into Metlife Inc., 7.50%, 144A	United States	5,210,000	165,498,562
[e] JPMorgan Chase Bank NA into Morgan Stanley, 8.50%, 144A	United States	5,100,000	181,477,691
[e] Royal Bank of Canada into MetLife Inc., 7.50%, 144A	United States	5,350,000	166,483,547
Wells Fargo Bank NA into CVS Health Corp., 9.50%	United States	4,600,000	270,223,992

			1,349,448,768

Health Care 3.1%
[e] Citigroup Global Markets Holdings Inc. into AbbVie Inc., 10.00%, 144A	United States	3,520,000	253,867,275
[e] Credit Suisse AG London into Bristol-Myers Squibb Co., 8.50%, 144A	United States	5,405,000	275,906,635
[e] Credit Suisse AG London into CVS Health Corp., 8.50%, 144A	United States	4,000,000	227,189,924
[e] Goldman Sachs International into Bristol-Myers Squibb Co., 8.00%, 144A	United States	3,984,000	227,723,261
[e] Goldman Sachs International into Bristol-Myers Squibb Co., 8.00%, 144A	United States	5,000,000	266,263,840
[e] Merrill Lynch International & Co. CV into Gilead Sciences Inc., 9.00%, 144A	United States	2,540,000	167,815,425
[e] Royal Bank of Canada into AbbVie Inc., 9.00%, 144A	United States	2,900,000	227,157,972
[e] Royal Bank of Canada into Merck & Co. Inc., 7.00%, 144A	United States	3,220,000	260,477,501

			1,906,401,833

Industrials 1.1%
[e] Credit Suisse AG London into Cummins Inc., 8.00%, 144A	United States	1,700,000	237,471,999
[e] Royal Bank of Canada into Boeing Co., 8.50%, 144A	United States	847,000	138,281,983
[e,f] UBS AG London into Caterpillar Inc., 9.50%, 144A	United States	1,428,600	162,860,400
[e] Wells Fargo Bank National Assn. into Delta Air Lines, 10.00%, 144A	United States	3,150,000	95,436,602

			634,050,984

Information Technology 6.2%
[e] Barclays Bank PLC into International Business Machines Corp., 8.00%, 144A	United States	2,000,000	220,979,558
[e] Citigroup Global Markets Holdings Inc. into Apple Inc., 8.00%, 144A	United States	1,180,000	302,854,888
[e] Citigroup Global Markets Holdings Inc. into Microsoft Corp., 8.00%, 144A	United States	2,200,000	340,554,439
[e,f] Credit Suisse AG London into Broadcom Inc., 10.00%, 144A	United States	1,275,000	290,609,314
[e] JPMorgan Chase Bank NA into Cisco, 7.50%, 144A	United States	6,050,000	246,028,502
[e] JPMorgan Chase Bank NA into NVIDIA Corp., 10.00%, 144A	United States	1,786,000	338,951,590

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

	Country	Shares	Value
[d] Equity-Linked Securities (continued)
Information Technology (continued)
[e] JPMorgan Chase Bank NA into Texas Instruments Inc., 9.00%, 144A	United States	2,236,000	$228,277,571
[e] Merrill Lynch International & Co. CV into Apple Inc., 7.50%, 144A	United States	1,475,000	316,322,883
[e] Merrill Lynch International & Co. CV into Intel Corp., 8.00%, 144A	United States	4,583,000	260,379,052
[e] Morgan Stanley Finance LLC into Intel Corp., 8.50%, 144A	United States	7,300,000	370,461,335
[e] Royal Bank of Canada into Analog Devices Inc., 8.50%, 144A	United States	1,700,000	158,308,129
[e] Royal Bank of Canada into Intel Corp., 8.00%, 144A	United States	3,700,000	204,720,789
[e] Royal Bank of Canada into Intel Corp., 8.00%, 144A	United States	5,070,000	270,699,858
[e,f] UBS AG London into Oracle Corp., 9.00%, 144A	United States	4,303,900	216,062,869

			3,765,210,777

Materials 1.0%
[e] Barclays Bank PLC into International Paper Co., 9.00%, 144A	United States	5,634,000	174,724,892
[e] Barclays Bank PLC into Rio Tinto PLC, 10.00%, 144A	Australia	5,000,000	226,299,115
[e] JPMorgan Chase Bank NA into Barrick Gold Corp., 10.00%, 144A	Canada	13,200,000	231,270,719

			632,294,726

Total Equity-Linked Securities (Cost $13,382,685,142)			11,284,414,399

Convertible Preferred Stocks 2.0%
Energy 0.0%†
Chesapeake Energy Corp., 5.75%, cvt. pfd.	United States	75,224	2,518,542

Financials 0.9%
Bank of America Corp., 7.25%, cvt. pfd., L	United States	379,968	481,047,088
[a] FNMA, 5.375%, cvt. pfd	United States	4,250	77,562,500

			558,609,588

Industrials 0.0%†
Fortive Corp., 5.00%, cvt. pfd., A	United States	31,266	22,503,078

Information Technology 0.7%
Broadcom Inc., 8.00%, cvt. pfd., A	United States	420,000	392,431,200

Utilities 0.4%
[a] NextEra Energy Inc., 5.279%, cvt. pfd.	United States	1,622,000	71,513,980
Sempra Energy, 6.00%, cvt. pfd., A	United States	400,000	37,008,000
Sempra Energy, 6.75%, cvt. pfd., B	United States	739,000	69,414,270
The Southern Co., 6.75%, cvt. pfd	United States	1,600,000	71,040,000

			248,976,250

Total Convertible Preferred Stocks (Cost $1,392,871,924)			1,225,038,658

Preferred Stocks 0.3%
Financials 0.3%
[a] FHLMC, 8.375%, pfd., Z	United States	6,500,000	39,585,000
[a] FNMA, 8.25%, pfd., S	United States	4,500,000	28,485,000
[g] JPMorgan Chase & Co., 6.00%, pfd., EE	United States	3,000,000	78,450,000

Total Preferred Stocks (Cost $338,043,876)			146,520,000

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

	Country	Units	Value
[h] Index-Linked Notes 0.2%
Financials 0.2%
[i] Credit Suisse AG, senior note, 8.962%, 2/08/21	United States	33,000	$79,454,760
[e,i] UBS AG London Branch, senior note, 144A, 17.40%, 5/07/21	United States	75,000	62,996,250

Total Index-Linked Notes (Cost $174,480,150)			142,451,010

		Principal Amount*
Convertible Bonds (Cost $93,120,772) 0.0%†
Energy 0.0%†
Chesapeake Energy Corp., cvt., senior note, 5.50%, 9/15/26	United States	$203,359,000	11,184,745

Corporate Bonds 33.5%
Communication Services 5.5%
AMC Entertainment Holdings Inc., senior sub. note, 5.875%, 11/15/26	United States	65,200,000	27,512,281
AT&T Inc.,
senior bond, 4.125%, 2/17/26	United States	90,000,000	96,218,837
senior note, 3.00%, 6/30/22	United States	90,000,000	90,870,934
[e] CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 144A, 5.50%, 5/01/26	United States	40,000,000	40,782,700
senior bond, 144A, 5.125%, 5/01/27	United States	40,000,000	40,480,800
Comcast Corp., senior note, 3.95%, 10/15/25	United States	30,000,000	33,094,288
[e] Diamond Sports Group LLC/Diamond Sports Finance Co., first lien, 144A, 5.375%, 8/15/26	United States	84,977,000	69,523,253
DISH DBS Corp.,
senior bond, 5.875%, 7/15/22	United States	391,500,000	383,341,140
senior bond, 5.00%, 3/15/23	United States	300,000,000	290,256,000
senior note, 5.875%, 11/15/24	United States	128,200,000	125,646,897
Netflix Inc.,
senior bond, 4.375%, 11/15/26	United States	100,000,000	100,805,000
senior bond, 4.875%, 4/15/28	United States	79,300,000	81,486,698
senior bond, 5.875%, 11/15/28	United States	50,000,000	53,777,500
[e] Sirius XM Radio Inc., senior note, 144A, 4.625%, 5/15/23	United States	56,200,000	55,988,969
Sprint Communications Inc.,
senior bond, 11.50%, 11/15/21	United States	200,000,000	221,592,000
senior note, 7.00%, 8/15/20	United States	102,500,000	103,499,375
senior note, 6.00%, 11/15/22	United States	367,700,000	384,592,138
Sprint Corp.,
senior bond, 7.875%, 9/15/23	United States	187,350,000	207,702,767
senior bond, 7.125%, 6/15/24	United States	190,650,000	210,665,390
senior note, 7.625%, 3/01/26	United States	96,300,000	109,526,805
[e] Sprint Spectrum Co. LLC, senior secured bond, first lien, 144A, 5.152%, 9/20/29	United States	220,000,000	236,179,350
[e] Univision Communications Inc.,
senior secured note, first lien, 144A, 5.125%, 5/15/23	United States	175,000,000	156,187,500
senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	202,220,000	173,909,200
Verizon Communications Inc.,
senior bond, 3.50%, 11/01/24	United States	25,000,000	26,641,569
senior bond, 2.625%, 8/15/26	United States	5,800,000	6,003,625

			3,326,285,016

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Consumer Discretionary 2.1%
[e] 24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	$197,630,000	$21,430,207
Alibaba Group Holding Ltd., senior note, 3.40%, 12/06/27	China	50,000,000	52,579,752
[e] Allison Transmission Inc., senior bond, 144A, 5.875%, 6/01/29	United States	25,000,000	24,674,188
Ford Motor Co.,
senior bond, 4.75%, 1/15/43	United States	60,000,000	34,350,000
senior note, 4.346%, 12/08/26	United States	131,000,000	101,525,000
Ford Motor Credit Co. LLC,
senior note, 3.336%, 3/18/21	United States	48,000,000	46,080,000
senior note, 4.134%, 8/04/25	United States	145,000,000	129,340,000
senior note, 5.113%, 5/03/29	United States	115,000,000	98,612,500
General Motors Co., senior bond, 5.15%, 4/01/38	United States	165,000,000	119,866,167
General Motors Financial Co. Inc., senior note, 4.15%, 6/19/23	United States	75,000,000	68,304,394
[e] Golden Nugget Inc., senior note, 144A, 6.75%, 10/15/24	United States	70,000,000	44,615,200
[e] Hanesbrands Inc., senior bond, 144A, 4.875%, 5/15/26	United States	10,000,000	9,880,500
MGM Resorts International, senior note, 5.50%, 4/15/27	United States	22,852,000	20,922,149
[e] Shea Homes LP/Shea Homes Funding Corp.,
senior bond, 144A, 6.125%, 4/01/25	United States	100,500,000	100,373,872
senior note, 144A, 5.875%, 4/01/23	United States	100,975,000	102,458,323
[e] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
senior bond, 144A, 4.25%, 5/30/23	United States	84,000,000	78,747,480
senior bond, 144A, 5.50%, 3/01/25	United States	157,500,000	147,651,525
senior bond, 144A, 5.25%, 5/15/27	United States	99,827,000	90,717,786

			1,292,129,043

Consumer Staples 1.0%
Anheuser-Busch Cos. LLC/InBev Worldwide Inc., senior bond, 4.90%, 2/01/46	Belgium	20,000,000	21,928,209
Anheuser-Busch InBev Worldwide Inc., senior bond, 4.00%, 4/13/28	Belgium	25,000,000	26,449,806
BAT Capital Corp.,
senior note, 3.222%, 8/15/24	United Kingdom	88,500,000	89,063,532
senior note, 3.557%, 8/15/27	United Kingdom	170,000,000	160,469,426
Kraft Heinz Foods Co.,
senior bond, 3.95%, 7/15/25	United States	60,000,000	59,101,241
senior bond, 4.625%, 1/30/29	United States	30,000,000	30,305,688
[e] Post Holdings Inc.,
senior bond, 144A, 5.00%, 8/15/26	United States	87,000,000	90,018,900
senior bond, 144A, 5.625%, 1/15/28	United States	65,000,000	66,498,250
Walmart Inc.,
senior note, 3.40%, 6/26/23	United States	40,000,000	42,618,016
senior note, 3.55%, 6/26/25	United States	45,000,000	49,214,924

			635,667,992

Energy 2.7%
[e] Ascent Resources Utica Holdings LLC/ARU Finance Corp., senior note, 144A, 10.00%, 4/01/22	United States	60,000,000	32,548,830
Calumet Specialty Products Partners LP/Calumet Finance Corp.,
senior note, 7.625%, 1/15/22	United States	165,665,000	129,787,925
senior note, 7.75%, 4/15/23	United States	138,085,000	96,486,203
[e] senior note, 144A, 11.00%, 4/15/25	United States	290,380,000	211,344,372

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Energy (continued)
Chesapeake Energy Corp.,
[e] secured note, second lien, 144A, 11.50%, 1/01/25	United States	$1,084,523,000	$184,368,910
senior note, 7.00%, 10/01/24	United States	410,000,000	34,850,000
[e] CNX Resources Corp., senior note, 144A, 7.25%, 3/14/27	United States	70,400,000	50,229,344
HighPoint Operating Corp.,
senior bond, 7.00%, 10/15/22	United States	205,783,000	107,714,230
senior note, 8.75%, 6/15/25	United States	175,845,000	82,647,150
Kinder Morgan Inc.,
senior bond, 7.75%, 1/15/32	United States	118,000,000	136,320,361
[e] senior secured bond, first lien, 144A, 5.625%, 11/15/23	United States	66,200,000	69,275,945
Matador Resources Co., senior note, 5.875%, 9/15/26	United States	5,100,000	1,464,848
[e] PBF Holding Co LLC/PBF Finance Corp., senior note, 144A, 6.00%, 2/15/28	United States	50,000,000	34,000,000
Sunoco LP/Sunoco Finance Corp., senior note, 5.50%, 2/15/26	United States	74,775,000	65,340,077
[e] Weatherford International Ltd., senior note, 144A, 11.00%, 12/01/24	United States	675,113,000	412,156,487

			1,648,534,682

Financials 5.1%
Bank of America Corp.,
[j] junior sub. bond, AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	80,000,000	80,855,600
[j] junior sub. bond, U, 5.20% to 6/01/23, FRN thereafter, Perpetual	United States	75,000,000	71,963,250
[j] junior sub. bond, X, 6.25% to 9/05/24, FRN thereafter, Perpetual	United States	85,000,000	86,334,075
senior bond, 3.419% to 12/20/27, FRN thereafter, 12/20/28	United States	135,000,000	139,673,812
senior note, 3.004% to 12/20/22, FRN thereafter, 12/20/23	United States	50,000,000	51,007,364
Barclays PLC,
senior note, 3.65%, 3/16/25	United Kingdom	50,000,000	49,420,986
senior note, 4.375%, 1/12/26	United Kingdom	125,000,000	127,578,125
senior note, 3.932% to 5/07/24, FRN thereafter, 5/07/25	United Kingdom	50,000,000	48,055,467
senior note, 4.61% to 2/14/22, FRN thereafter, 2/15/23	United Kingdom	50,000,000	50,917,207
Capital One Financial Corp.,
senior sub. note, 4.20%, 10/29/25	United States	123,000,000	122,809,378
sub. note, 3.75%, 7/28/26	United States	110,200,000	104,273,872
Citigroup Inc.,
[j] junior sub. bond, 5.35% to 5/15/23, FRN thereafter, Perpetual	United States	150,000,000	133,573,500
[j] junior sub. bond, 5.95% to 1/30/23, FRN thereafter, Perpetual	United States	155,000,000	149,991,950
[j] junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	140,000,000	132,432,300
[j] junior sub. bond, Q, 5.95% to 8/15/20, FRN thereafter, Perpetual	United States	120,000,000	105,625,800
sub. bond, 4.125%, 7/25/28	United States	165,000,000	169,686,162
sub. note, 3.50%, 5/15/23	United States	25,000,000	25,786,470
The Goldman Sachs Group Inc.,
senior note, 3.50%, 11/16/26	United States	50,227,000	51,443,456
senior note, 2.876% to 10/31/21, FRN thereafter, 10/31/22	United States	115,000,000	115,684,101
senior note, 3.272% to 9/29/24, FRN thereafter, 9/29/25	United States	100,000,000	102,147,251
HSBC Holdings PLC,
senior note, 3.40%, 3/08/21	United Kingdom	25,000,000	25,145,588
senior note, 4.292% to 9/12/25, FRN thereafter, 9/12/26	United Kingdom	125,000,000	130,931,012

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Financials (continued)
[j] JPMorgan Chase & Co.,
junior sub. bond, 6.125% to 4/30/24, FRN thereafter, Perpetual	United States	$60,000,000	$57,041,700
junior sub. bond, 6.75% to 2/01/24, FRN thereafter, Perpetual	United States	100,000,000	104,569,500
[k] junior sub. bond, FRN, 5.24%, (3-month USD LIBOR + 3.47%), Perpetual	United States	204,959,000	185,333,151
junior sub. bond, Q, 5.15% to 5/01/23, FRN thereafter, Perpetual	United States	100,000,000	95,049,000
junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	105,000,000	105,072,975
[k] junior sub. bond, V, FRN, 5.229%, (3-month USD LIBOR + 3.32%), Perpetual	United States	195,100,000	169,687,249
junior sub. bond, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	80,000,000	81,575,600
[j] Morgan Stanley, junior sub. bond, 5.55% to 7/15/20, FRN thereafter, Perpetual	United States	58,000,000	51,026,660
Prudential Financial Inc., junior sub. bond, 5.70% to 9/15/28, FRN thereafter, 9/15/48	United States	100,000,000	92,923,529
[j] Wells Fargo & Co., junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	125,000,000	122,938,125

			3,140,554,215

Health Care 13.6%
AbbVie Inc.,
senior bond, 3.20%, 5/14/26	United States	35,000,000	36,339,487
senior note, 2.90%, 11/06/22	United States	35,000,000	35,452,523
Allergan Funding SCS, senior bond, 3.80%, 3/15/25	United States	100,000,000	102,577,397
AstraZeneca PLC,
senior note, 2.375%, 11/16/20	United Kingdom	25,000,000	24,941,879
senior note, 2.375%, 6/12/22	United Kingdom	31,500,000	31,759,361
[e] Bausch Health Americas Inc., senior note, 144A, 9.25%, 4/01/26	United States	200,000,000	209,890,000
[e] Bausch Health Cos. Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	122,400,000	121,329,612
senior bond, 144A, 7.25%, 5/30/29	United States	40,000,000	41,734,000
senior note, 144A, 5.50%, 3/01/23	United States	52,984,000	52,387,665
senior note, 144A, 5.875%, 5/15/23	United States	54,822,000	54,376,571
senior note, 144A, 9.00%, 12/15/25	United States	105,000,000	111,478,500
senior note, 144A, 8.50%, 1/31/27	United States	50,000,000	52,527,500
senior note, 144A, 7.00%, 1/15/28	United States	40,000,000	41,702,000
senior note, first lien, 144A, 7.00%, 3/15/24	United States	87,300,000	90,028,562
senior secured note, first lien, 144A, 6.50%, 3/15/22	United States	70,203,000	71,168,291
senior secured note, first lien, 144A, 5.50%, 11/01/25	United States	91,000,000	92,506,505
[e] Bayer U.S. Finance II LLC, senior note, 144A, 4.25%, 12/15/25	Germany	75,000,000	78,087,571
[e] Bristol-Myers Squibb Co.,
senior bond, 144A, 3.40%, 7/26/29	United States	50,000,000	55,074,824
senior bond, 144A, 4.25%, 10/26/49	United States	16,700,000	21,023,259
[e] Centene Corp., senior bond, 144A, 4.625%, 12/15/29	United States	60,000,000	60,633,000
CHS/Community Health Systems Inc.,
senior note, 6.875%, 2/01/22	United States	29,766,000	22,547,745
[e] senior note, 144A, 9.875%, 6/30/23	United States	1,385,000,000	1,092,411,825
[e] senior note, 144A, 8.125%, 6/30/24	United States	740,000,000	518,259,000
[e] senior note, 144A, 8.00%, 12/15/27	United States	570,000,000	528,675,000
[e] senior note, 144A, 6.875%, 4/01/28	United States	1,400,000,000	567,000,000
[e] senior secured note, 144A, 6.625%, 2/15/25	United States	300,000,000	279,750,000
[e] senior secured note, 144A, 8.00%, 3/15/26	United States	396,500,000	378,904,123

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Health Care (continued)
Cigna Corp.,
senior note, 3.75%, 7/15/23	United States	$36,552,000	$37,690,436
senior note, 4.125%, 11/15/25	United States	50,000,000	53,630,025
CVS Health Corp.,
senior bond, 4.30%, 3/25/28	United States	125,000,000	133,012,996
senior bond, 5.05%, 3/25/48	United States	65,000,000	74,102,907
senior note, 4.10%, 3/25/25	United States	50,000,000	52,712,813
DaVita Inc.,
senior bond, 5.125%, 7/15/24	United States	202,700,000	203,359,788
senior bond, 5.00%, 5/01/25	United States	129,500,000	130,140,377
[e] Endo DAC/Endo Finance LLC/Endo Finco Inc.,
senior bond, 144A, 6.00%, 2/01/25	United States	74,900,000	51,563,407
senior note, 144A, 6.00%, 7/15/23	United States	149,525,000	109,429,871
HCA Inc.,
senior bond, 5.875%, 5/01/23	United States	90,000,000	94,511,250
senior bond, 5.625%, 9/01/28	United States	120,000,000	126,270,000
senior secured note, first lien, 5.00%, 3/15/24	United States	124,800,000	129,442,564
[e] Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
senior note, 144A, 4.875%, 4/15/20	United States	66,800,000	48,067,677
senior note, 144A, 5.75%, 8/01/22	United States	190,110,000	96,480,825
senior note, 144A, 5.625%, 10/15/23	United States	232,950,000	59,692,273
senior note, 144A, 5.50%, 4/15/25	United States	106,400,000	23,142,000
Mylan NV, senior note, 3.95%, 6/15/26	United States	150,000,000	150,135,913
[e] Par Pharmaceutical Inc., senior secured note, 144A, 7.50%, 4/01/27	United States	85,000,000	85,218,875
Tenet Healthcare Corp.,
secured note, second lien, 5.125%, 5/01/25	United States	133,300,000	126,968,250
senior note, 8.125%, 4/01/22	United States	910,000,000	864,809,400
senior note, 6.75%, 6/15/23	United States	565,000,000	524,746,575
senior note, 7.00%, 8/01/25	United States	155,000,000	135,044,525
senior note, 6.875%, 11/15/31	United States	55,258,000	46,888,761
[e] senior note, second lien, 144A, 6.25%, 2/01/27	United States	50,000,000	48,937,500
senior secured note, first lien, 4.625%, 7/15/24	United States	95,200,000	91,154,000

			8,269,719,208

Industrials 0.6%
[e] American Airlines Group Inc., senior note, 144A, 5.00%, 6/01/22	United States	16,000,000	12,940,000
[e] Ashtead Capital Inc.,
secured bond, second lien, 144A, 4.375%, 8/15/27	United Kingdom	34,500,000	31,998,750
secured note, second lien, 144A, 4.00%, 5/01/28	United Kingdom	25,000,000	21,612,500
Delta Air Lines Inc., senior note, 3.75%, 10/28/29	United States	10,000,000	8,105,341
Hertz Corp., senior note, 6.25%, 10/15/22	United States	18,000,000	12,743,622
United Airlines Holdings Inc., senior note, 4.25%, 10/01/22	United States	13,150,000	12,046,057
United Rentals North America Inc., senior bond, 4.875%, 1/15/28	United States	106,000,000	103,408,300
United Technologies Corp.,
senior bond, 4.50%, 6/01/42	United States	15,000,000	17,495,879
senior note, 3.95%, 8/16/25	United States	20,000,000	21,924,342
senior note, 3.125%, 5/04/27	United States	40,000,000	40,937,007

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Industrials (continued)
[e] XPO Logistics Inc., senior note, 144A, 6.50%, 6/15/22	United States	$50,000,000	$50,392,000

			333,603,798

Information Technology 0.5%
Broadcom Corp./Broadcom Cayman Finance Ltd., senior bond, 3.50%, 1/15/28	United States	40,000,000	37,154,050
[e] CommScope Inc., senior bond, 144A, 5.50%, 6/15/24	United States	80,000,000	74,477,600
[e] CommScope Technologies LLC, senior bond, 144A, 6.00%, 6/15/25	United States	21,398,000	19,743,935
[e] Dell International LLC/EMC Corp.,
senior secured note, first lien, 144A, 5.45%, 6/15/23	United States	25,000,000	25,686,144
senior secured note, first lien, 144A, 4.90%, 10/01/26	United States	30,000,000	29,949,326
Microchip Technology Inc., senior secured note, 4.333%, 6/01/23	United States	69,000,000	68,874,446
NCR Corp.,
senior note, 5.00%, 7/15/22	United States	35,000,000	33,031,250
senior note, 6.375%, 12/15/23	United States	35,000,000	34,781,075

			323,697,826

Materials 1.2%
[e] Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	57,800,000	50,287,734
[e] Cemex SAB de CV,
senior secured bond, 144A, 7.75%, 4/16/26	Mexico	50,100,000	45,118,056
senior secured bond, first lien, 144A, 5.70%, 1/11/25	Mexico	65,000,000	55,411,200
[e] Cleveland-Cliffs Inc., senior secured note, 144A, 6.75%, 3/15/26	United States	40,000,000	35,575,000
[e] FMG Resources (August 2006) Pty. Ltd.,
senior note, 144A, 4.75%, 5/15/22	Australia	40,200,000	40,263,918
senior note, 144A, 5.125%, 3/15/23	Australia	25,000,000	24,686,750
senior note, 144A, 5.125%, 5/15/24	Australia	60,540,000	60,010,578
Freeport-McMoRan Inc.,
senior bond, 3.875%, 3/15/23	United States	62,636,000	60,052,578
senior bond, 5.25%, 9/01/29	United States	40,000,000	37,914,000
International Paper Co., senior bond, 3.00%, 2/15/27	United States	50,000,000	51,546,263
LYB International Finance II BV, senior note, 3.50%, 3/02/27	United States	30,200,000	29,601,436
[e] Mauser Packaging Solutions Holding Co.,
secured note, 144A, 5.50%, 4/15/24	United States	80,000,000	74,197,600
senior note, 144A, 7.25%, 4/15/25	United States	200,995,000	153,767,205
[e] Syngenta Finance NV,
senior note, 144A, 4.441%, 4/24/23	Switzerland	25,000,000	23,578,895
senior note, 144A, 5.182%, 4/24/28	Switzerland	20,000,000	17,117,420

			759,128,633

Real Estate 0.6%
American Tower Corp., senior bond, 3.375%, 10/15/26	United States	50,000,000	50,125,052
Equinix Inc., senior bond, 5.375%, 5/15/27	United States	75,000,000	75,249,750
Iron Mountain Inc.,
[e] senior note, 144A, 4.875%, 9/15/27	United States	125,610,000	122,716,888
senior sub. bond, 5.75%, 8/15/24	United States	125,000,000	125,308,750

			373,400,440

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Utilities 0.6%
Calpine Corp.,
senior bond, 5.75%, 1/15/25	United States	$22,819,000	$21,278,717
senior note, 5.50%, 2/01/24	United States	186,500,000	178,568,155
Sempra Energy, senior bond, 3.40%, 2/01/28	United States	30,000,000	30,158,212
The Southern Co., junior sub. bond, 5.50% to 3/14/22, FRN thereafter, 3/15/57	United States	46,857,000	44,802,820
Vistra Energy Corp., senior note, 5.875%, 6/01/23	United States	78,000,000	78,387,660

			353,195,564

Total Corporate Bonds (Cost $25,198,093,095)			20,455,916,417

[k,l] Senior Floating Rate Interests 0.6%
Communication Services 0.3%
Diamond Sports Group LLC, Term Loan, 4.18%, (1-month USD LIBOR + 3.25%), 8/24/26	United States	24,875,000	19,526,875
Global Eagle Entertainment Inc., Initial Term Loans, 9.378%, (3-month USD LIBOR + 7.50%), 1/06/23	United States	35,185,333	23,046,393
Sprint Communications Inc., 2018 Incremental Term Loans, 4.00%, (1-month USD LIBOR + 3.00%), 2/03/24	United States	98,750,000	97,968,196
Univision Communications Inc., Term Loan, 3.75%, (1-month USD LIBOR + 2.75%), 3/15/24	United States	61,762,054	52,806,556

			193,348,020

Consumer Discretionary 0.2%
24 Hour Fitness Worldwide Inc., Term Loan, 4.95%, (3-month USD LIBOR + 3.50%), 5/30/25	United States	96,190,533	24,047,633
Belk Inc., Extended Term Loan B, 7.75%, (3-month USD LIBOR + 6.75%), 7/31/25	United States	135,813,908	64,511,607
[f,m] Golden Nugget Inc., Term Loan B, TBD, 10/23/23	United States	26,135,238	20,429,053

			108,988,293

Energy 0.1%
[f] Chesapeake Energy Corp., Class A Loan, 9.00%, (1-month USD LIBOR + 8.00%), 6/23/24	United States	195,000,000	79,170,000

Total Senior Floating Rate Interests (Cost $646,149,847)			381,506,313

U.S. Government and Agency Securities 8.5%
U.S. Treasury Bond,
7.50%, 11/15/24	United States	350,000,000	464,201,171
6.875%, 8/15/25	United States	400,000,000	536,437,500
6.125%, 11/15/27	United States	300,000,000	425,074,218
6.125%, 8/15/29	United States	100,000,000	149,707,031
U.S. Treasury Note,
2.50%, 2/28/21	United States	500,000,000	510,869,140
2.375%, 3/15/21	United States	750,000,000	766,186,522
2.625%, 6/15/21	United States	500,000,000	515,136,720
2.00%, 11/30/22	United States	450,000,000	470,636,721
2.75%, 4/30/23	United States	500,000,000	537,890,625
2.75%, 5/31/23	United States	500,000,000	538,789,060

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

	Country	Principal Amount*	Value

U.S. Government and Agency Securities (continued)
U.S. Treasury Note, (continued)
2.875%, 5/31/25	United States	$250,000,000	$281,416,015

Total U.S. Government and Agency Securities (Cost $4,913,556,907)			5,196,344,723

Mortgage-Backed Securities 3.0%
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.2%
FHLMC 30 Year, 4.00%, 5/01/49 - 10/01/49	United States	124,230,322	133,167,947

Federal National Mortgage Association (FNMA) Fixed Rate 1.0%
FNMA 30 Year, 4.00%, 10/01/47 - 2/01/50	United States	562,819,757	603,494,481

Government National Mortgage Association (GNMA) Fixed Rate 1.8%
GNMA II SF 30 Year, 3.50%, 12/20/49 - 1/20/50	United States	538,916,948	570,291,219
GNMA II SF 30 Year, 4.00%, 9/20/49 - 1/20/50	United States	486,512,388	518,602,406

			1,088,893,625

Total Mortgage-Backed Securities (Cost $1,792,314,781)			1,825,556,053

		Shares

Escrows and Litigation Trusts 0.0%
[a,n] Motors Liquidation Co., Escrow Account	United States	400,000,000	—
[a,n] Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	11,000,000	—

Total Escrows and Litigation Trusts (Cost $2,416,248)			—

	Number of Contracts	Notional Amount

Options Purchased 1.9%
Puts - Exchange-Traded
S&P 500 Index, June Strike Price $2,400.00, Expires 6/19/20	10,000	1,000,000	136,460,000
S&P 500 Index, June Strike Price $2,700.00, Expires 6/19/20	10,000	1,000,000	229,200,000
S&P 500 Index, September Strike Price $3,350.00, Expires 9/18/20	10,000	1,000,000	791,750,000

Total Options Purchased (Cost $449,317,195)			1,157,410,000

Total Investments before Short Term Investments (Cost $67,212,300,965)			59,691,711,334

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

	Country	Principal Amount*	Value

Short Term Investments 2.4%

Corporate Bonds (Cost $6,505,204) 0.0%†
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	$12,723,000	$6,934,671

Total Investments before Money Market Funds and Repurchase Agreement (Cost $67,218,806,169)			59,698,646,005

		Shares

Money Market Funds (Cost $1,446,874,834) 2.4%
[o,p] Institutional Fiduciary Trust Money Market Portfolio, 0.32%	United States	1,446,874,834	1,446,874,834

[q] Investments from Cash Collateral Received for Loaned Securities 0.0%†

Money Market Funds (Cost $3,832,000) 0.0%†
[o,p] Institutional Fiduciary Trust Money Market Portfolio, 0.32%	United States	3,832,000	3,832,000

		Principal Amount*

Repurchase Agreements (Cost $958,031) 0.0%†
[r] Joint Repurchase Agreement, 0.01%, 4/01/20 (Maturity Value $958,031)
BofA Securities Inc.
Collateralized by U.S. Treasury Notes, 2.75%, 11/15/23 (valued at $977,195)	United States	$958,031	958,031

Total Investments from Cash Collateral Received for Loaned Securities (Cost $4,790,031)			4,790,031

Total Investments (Cost $68,670,471,034) 100.2%			61,150,310,870
Options Written (1.0)%			(606,021,000)
Other Assets, less Liabilities 0.8%			484,595,795

Net Assets 100.0%			$61,028,885,665

	Number of Contracts	Notional Amount
[s] Options Written (1.0)%

Calls - Exchange-Traded
Alphabet Inc., A, May Strike Price $1,300.00, Expires 5/15/20	2,500	250,000	(4,500,000)
Intel Corp., June Strike Price $60.00, Expires 6/19/20	15,000	1,500,000	(3,780,000)
Johnson & Johnson, May Strike Price $135.00, Expires 5/15/20	10,000	1,000,000	(5,610,000)
McDonald’s Corp., May Strike Price $180.00, Expires 5/15/20	6,000	600,000	(3,006,000)
PepsiCo Inc., May Strike Price $130.00, Expires 5/15/20	15,000	1,500,000	(3,975,000)
Philip Morris International Inc., May Strike Price $80.00, Expires 5/15/20	10,000	1,000,000	(2,250,000)
The Procter & Gamble Co., June Strike Price $125.00, Expires 6/19/20	10,000	1,000,000	(2,620,000)

			(25,741,000)

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

	Number of Contracts	Notional Amount	Value

[s] Options Written (continued)
Puts - Exchange-Traded
S&P 500 Index, June Strike Price $2,500.00, Expires 6/19/20	10,000	$1,000,000	$(164,280,000)
S&P 500 Index, September Strike Price $2,900.00, Expires 9/18/20	10,000	1,000,000	(416,000,000)

			(580,280,000)

Total Options Written (Premiums received $157,397,330)			$(606,021,000)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bA portion or all of the security is held in connection with written option contracts open at period end.

cSee Note 10 regarding holdings of 5% voting securities.

dSee Note 1(h) regarding equity-linked securities.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2020, the aggregate value of these securities was $19,632,240,283, representing 32.2% of net assets.

fA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).

gA portion or all of the security is on loan at March 31, 2020. See Note 1(i).

hSee Note 1(g) regarding index-linked notes.

iSecurity pays variable interest based on the distributions of the strategy index and proceeds earned from related equity derivatives. The coupon rate shown represents the combined rate at period end. Cash payment at maturity or upon early redemption is based on the performance of the strategy index.

jPerpetual security with no stated maturity date.

kThe coupon rate shown represents the rate at period end.

lSee Note 1(k) regarding senior floating rate interests.

mA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

nFair valued using significant unobservable inputs. See Note 14 regarding fair value measurements.

oSee Note 3(f) regarding investments in affiliated management investment companies.

pThe rate shown is the annualized seven-day effective yield at period end.

qSee Note 1(i) regarding securities on loan.

rSee Note 1(c) regarding joint repurchase agreement.

sSee Note 1(e) regarding written options.

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

At March 31, 2020, the Fund had the following credit default swap contracts outstanding. See Note 1(e).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating

OTC Swap Contracts

Contracts to Buy Protection

Single Name

Chesapeake Energy Corp.	(5.00)%	Quarterly	CITI	9/20/20	$25,000,000	$15,461,271	$5,622,500	$9,838,771

See Note 9 regarding other derivative information.

See Abbreviations on page 127.

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FRANKLIN CUSTODIAN FUNDS

Financial Highlights

Franklin U.S. Government Securities Fund

	Six Months Ended March 31, 2020	Year Ended September 30,
	(unaudited)	2019	2018[a]

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 6.07	$ 5.86	$ 5.89

Income from investment operations[b]:

Net investment income[c]	0.06	0.14	0.01

Net realized and unrealized gains (losses)	0.10	0.25	(0.02)

Total from investment operations	0.16	0.39	(0.01)

Less distributions from:

Net investment income	(0.08)	(0.18)	(0.02)

Net asset value, end of period	$ 6.15	$ 6.07	$ 5.86

Total return[d]	2.71%	6.70%	(0.23)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.89%	0.89%	0.86%

Expenses net of waiver and payments by affiliates[f]	0.88%	0.88%	0.86%[g]

Net investment income	1.99%	2.36%	2.40%

Supplemental data

Net assets, end of period (000’s)	$649,729	$336,646	$4,472

Portfolio turnover rate	25.67%	41.34%	44.67%

Portfolio turnover rate excluding mortgage dollar rolls[h]	25.67%	41.34%	44.67%

aFor the period September 10, 2018 (effective date) to September 30, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hSee Note 1(j) regarding mortgage dollar rolls.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)

	Six Months Ended
	March 31, 2020	Year Ended September 30,
	(unaudited)	2019	2018	2017	2016	2015

Class A1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 6.07	$ 5.85	$ 6.13	$ 6.35	$ 6.40	$ 6.48

Income from investment operations[a]:

Net investment income[b]	0.06	0.15	0.15	0.13	0.14	0.15

Net realized and unrealized gains (losses)	0.12	0.25	(0.25)	(0.16)	0.01	(0.02)

Total from investment operations	0.18	0.40	(0.10)	(0.03)	0.15	0.13

Less distributions from:

Net investment income	(0.09)	(0.18)	(0.18)	(0.19)	(0.20)	(0.21)

Net asset value, end of period	$ 6.16	$ 6.07	$ 5.85	$ 6.13	$ 6.35	$ 6.40

Total return[c]	2.92%	6.94%	(1.60)%	(0.45)%	2.35%	2.07%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.79%	0.79%	0.76%	0.79%	0.76%	0.76%

Expenses net of waiver and payments by affiliates[e]	0.78%	0.78%	0.76% [f]	0.79% [f]	0.76%[f]	0.76%	[f]

Net investment income	2.09%	2.46%	2.50%	2.17%	2.21%	2.28%

Supplemental data

Net assets, end of period (000’s)	$2,777,388	$2,885,194	$3,099,373	$3,581,769	$4,235,819	$4,167,639

Portfolio turnover rate	25.67%	41.34%	44.67%	86.72%	92.18%	69.10%

Portfolio turnover rate excluding mortgage dollar rolls[g]	25.67%	41.34%	44.67%	86.72%	92.18%	58.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gSee Note 1(j) regarding mortgage dollar rolls.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)

	Six Months Ended
	March 31, 2020	Year Ended September 30,
	(unaudited)	2019	2018	2017	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 6.03	$ 5.81	$ 6.08	$ 6.30	$ 6.36	$ 6.44

Income from investment operations[a]:

Net investment income[b]	0.05	0.12	0.12	0.10	0.11	0.11

Net realized and unrealized gains (losses)	0.10	0.25	(0.24)	(0.16)	—[c]	(0.01)

Total from investment operations	0.15	0.37	(0.12)	(0.06)	0.11	0.10

Less distributions from:

Net investment income	(0.07)	(0.15)	(0.15)	(0.16)	(0.17)	(0.18)

Net asset value, end of period	$ 6.11	$ 6.03	$ 5.81	$ 6.08	$ 6.30	$ 6.36

Total return[d]	2.52%	6.45%	(1.94)%	(0.96)%	1.70%	1.57%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.29%	1.29%	1.26%	1.29%	1.26%	1.26%

Expenses net of waiver and payments by affiliates[f]	1.28%	1.28%	1.26% [g]	1.29% [g]	1.26%[g]	1.26%	[g]

Net investment income	1.59%	1.96%	2.00%	1.67%	1.71%	1.78%

Supplemental data

Net assets, end of period (000’s)	$380,274	$389,021	$571,525	$797,394	$1,034,410	$1,040,294

Portfolio turnover rate	25.67%	41.34%	44.67%	86.72%	92.18%	69.10%

Portfolio turnover rate excluding mortgage dollar rolls[h]	25.67%	41.34%	44.67%	86.72%	92.18%	58.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hSee Note 1(j) regarding mortgage dollar rolls.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)

	Six Months Ended
	March 31, 2020	Year Ended September 30,
	(unaudited)	2019	2018	2017	2016	2015

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 6.07	$ 5.85	$ 6.12	$ 6.34	$ 6.40	$ 6.48

Income from investment operations[a]:

Net investment income[b]	0.05	0.13	0.13	0.11	0.12	0.13

Net realized and unrealized gains (losses)	0.11	0.25	(0.24)	(0.16)	—[c]	(0.02)

Total from investment operations	0.16	0.38	(0.11)	(0.05)	0.12	0.11

Less distributions from:

Net investment income	(0.08)	(0.16)	(0.16)	(0.17)	(0.18)	(0.19)

Net asset value, end of period	$ 6.15	$ 6.07	$ 5.85	$ 6.12	$ 6.34	$ 6.40

Total return[d]	2.58%	6.58%	(1.78)%	(0.81)%	1.84%	1.71%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.13%	1.14%	1.11%	1.13%	1.11%	1.11%

Expenses net of waiver and payments by affiliates[f]	1.12%	1.13%	1.11% [g]	1.13% [g]	1.11%[g]	1.11%	[g]

Net investment income	1.75%	2.11%	2.15%	1.83%	1.86%	1.93%

Supplemental data

Net assets, end of period (000’s)	$35,356	$32,906	$31,144	$38,363	$59,785	$64,689

Portfolio turnover rate	25.67%	41.34%	44.67%	86.72%	92.18%	69.10%

Portfolio turnover rate excluding mortgage dollar rolls[h]	25.67%	41.34%	44.67%	86.72%	92.18%	58.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hSee Note 1(j) regarding mortgage dollar rolls.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)

	Six Months Ended
	March 31, 2020	Year Ended September 30,
	(unaudited)	2019	2018	2017	2016		2015

Class R6

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 6.10	$ 5.87	$ 6.15	$ 6.37	$ 6.42		$ 6.50

Income from investment operations[a]:

Net investment income[b]	0.07	0.16	0.17	0.15	0.16		0.17

Net realized and unrealized gains (losses)	0.10	0.27	(0.25)	(0.16)	0.01		(0.02)

Total from investment operations	0.17	0.43	(0.08)	(0.01)	0.17		0.15

Less distributions from:

Net investment income	(0.09)	(0.20)	(0.20)	(0.21)	(0.22)		(0.23)

Net asset value, end of period	$ 6.18	$ 6.10	$ 5.87	$ 6.15	$ 6.37		$ 6.42

Total return[c]	2.88%	7.39%	(1.33)%	(0.16)%	2.63%		2.35%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.53%	0.51%	0.49%	0.48%	0.48%		0.47%

Expenses net of waiver and payments by affiliates[e]	0.51%	0.50%	0.48%	0.48% [f]	0.48%	[f]	0.47% [f]

Net investment income	2.36%	2.74%	2.78%	2.48%	2.49%		2.57%

Supplemental data

Net assets, end of period (000’s)	$333,402	$573,957	$694,813	$446,174	$624,619		$375,644

Portfolio turnover rate	25.67%	41.34%	44.67%	86.72%	92.18%		69.10%

Portfolio turnover rate excluding mortgage dollar rolls[g]	25.67%	41.34%	44.67%	86.72%	92.18%		58.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gSee Note 1(j) regarding mortgage dollar rolls.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)

	Six Months Ended
	March 31, 2020	Year Ended September 30,
	(unaudited)	2019	2018	2017	2016		2015

Advisor Class

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 6.10	$ 5.87	$ 6.15	$ 6.37	$ 6.42		$ 6.50

Income from investment operations[a]:

Net investment income[b]	0.07	0.16	0.16	0.15	0.15		0.16

Net realized and unrealized gains (losses)	0.10	0.26	(0.25)	(0.17)	0.01		(0.02)

Total from investment operations	0.17	0.42	(0.09)	(0.02)	0.16		0.14

Less distributions from:

Net investment income	(0.09)	(0.19)	(0.19)	(0.20)	(0.21)		(0.22)

Net asset value, end of period	$ 6.18	$ 6.10	$ 5.87	$ 6.15	$ 6.37		$ 6.42

Total return[c]	2.99%	7.08%	(1.45)%	(0.30)%	2.49%		2.21%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.64%	0.64%	0.61%	0.64%	0.61%		0.61%

Expenses net of waiver and payments by affiliates[e]	0.63%	0.63%	0.61% [f]	0.64% [f]	0.61%	[f]	0.61% [f]

Net investment income	2.24%	2.61%	2.65%	2.32%	2.36%		2.43%

Supplemental data

Net assets, end of period (000’s)	$988,271	$946,318	$720,281	$854,640	$718,975		$622,339

Portfolio turnover rate	25.67%	41.34%	44.67%	86.72%	92.18%		69.10%

Portfolio turnover rate excluding mortgage dollar rolls[g]	25.67%	41.34%	44.67%	86.72%	92.18%		58.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gSee Note 1(j) regarding mortgage dollar rolls.

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FRANKLIN CUSTODIAN FUNDS

Statement of Investments, March 31, 2020 (unaudited)

Franklin U.S. Government Securities Fund

	Principal Amount	Value

Mortgage-Backed Securities 96.5%
Government National Mortgage Association (GNMA) Fixed Rate 96.5%
GNMA I SF 30 Year, 3.50%, 4/15/43 - 5/15/43	$ 22,003,848	$ 23,977,196
GNMA I SF 30 Year, 4.00%, 10/15/40 - 1/15/45	46,114,170	50,323,931
GNMA I SF 30 Year, 4.00%, 1/15/45 - 8/15/46	38,219,772	41,703,890
GNMA I SF 30 Year, 4.50%, 2/15/39 - 11/15/39	43,603,183	48,792,740
GNMA I SF 30 Year, 4.50%, 12/15/39 - 6/15/40	44,398,170	49,579,152
GNMA I SF 30 Year, 4.50%, 6/15/40 - 7/15/40	37,093,513	41,251,857
GNMA I SF 30 Year, 4.50%, 7/15/40 - 6/15/41	40,054,373	44,689,470
GNMA I SF 30 Year, 5.00%, 2/15/33 - 3/15/34	45,401,502	50,375,050
GNMA I SF 30 Year, 5.00%, 3/15/34 - 8/15/39	36,934,080	41,112,605
GNMA I SF 30 Year, 5.00%, 8/15/39 - 10/15/39	38,836,758	43,317,283
GNMA I SF 30 Year, 5.00%, 10/15/39 - 1/15/40	44,790,783	49,972,366
GNMA I SF 30 Year, 5.00%, 11/15/39	17,631,530	19,688,216
GNMA I SF 30 Year, 5.00%, 1/15/40 - 5/15/40	45,464,636	50,695,517
GNMA I SF 30 Year, 5.00%, 5/15/40 - 9/15/40	45,927,016	51,225,021
GNMA I SF 30 Year, 5.50%, 5/15/28 - 7/15/33	46,084,705	51,577,928
GNMA I SF 30 Year, 5.50%, 7/15/33 - 12/15/38	45,047,551	50,919,862
GNMA I SF 30 Year, 5.50%, 12/15/38 - 2/15/40	24,118,849	27,334,445
GNMA I SF 30 Year, 6.00%, 10/15/23 - 1/15/36	45,769,803	51,449,928
GNMA I SF 30 Year, 6.00%, 1/15/36 - 11/15/38	44,241,192	50,268,705
GNMA I SF 30 Year, 6.00%, 11/15/38 - 12/15/39	12,326,791	13,991,279
GNMA I SF 30 Year, 6.50%, 5/15/23 - 8/15/37	30,667,146	34,647,194
GNMA I SF 30 Year, 7.00%, 4/15/22 - 9/15/32	20,489,118	23,119,166
GNMA I SF 30 Year, 7.25%, 12/15/25 - 1/15/26	63,877	65,314
GNMA I SF 30 Year, 7.50%, 1/15/22 - 8/15/33	5,083,680	5,585,556
GNMA I SF 30 Year, 7.70%, 1/15/21 - 10/15/21	7,268	7,293
GNMA I SF 30 Year, 8.00%, 4/15/21 - 9/15/30	1,608,484	1,654,805
GNMA I SF 30 Year, 8.50%, 4/15/21 - 5/15/25	209,167	213,273
GNMA I SF 30 Year, 9.00%, 6/15/20 - 7/15/23	102,569	103,917
GNMA I SF 30 Year, 9.50%, 5/15/20 - 8/15/22	62,884	63,214
GNMA I SF 30 Year, 10.00%, 6/15/20 - 3/15/25	24,909	25,016
GNMA I SF 30 Year, 10.50%, 8/15/20 - 1/15/21	791	793
GNMA II SF 30 Year, 3.00%, 10/20/44	42,998,116	46,331,675
GNMA II SF 30 Year, 3.00%, 12/20/44	31,486,003	33,870,779
GNMA II SF 30 Year, 3.00%, 2/20/45 - 6/20/47	34,889,340	37,464,398
GNMA II SF 30 Year, 3.00%, 5/20/45	46,699,600	50,243,558
GNMA II SF 30 Year, 3.00%, 6/20/45	18,537,122	19,943,072
GNMA II SF 30 Year, 3.00%, 4/20/46	62,232,954	66,676,923
GNMA II SF 30 Year, 3.00%, 7/20/47	195,340,997	209,169,424
GNMA II SF 30 Year, 3.00%, 9/20/47	54,675,550	58,032,116
GNMA II SF 30 Year, 3.00%, 10/20/47	94,629,049	100,438,385
GNMA II SF 30 Year, 3.00%, 11/20/47 - 1/20/50	29,997,465	32,006,387
GNMA II SF 30 Year, 3.00%, 1/20/48	28,958,921	30,933,294
GNMA II SF 30 Year, 3.00%, 2/20/48	48,451,888	51,732,695
GNMA II SF 30 Year, 3.00%, 4/20/48	17,019,199	18,064,019
GNMA II SF 30 Year, 3.00%, 8/20/49	42,669,936	45,289,470
GNMA II SF 30 Year, 3.00%, 11/20/49	25,684,156	27,260,922

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin U.S. Government Securities Fund (continued)

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA II SF 30 Year, 3.00%, 12/20/49	$102,657,479	$ 108,959,687
GNMA II SF 30 Year, 3.00%, 2/20/50	103,855,015	110,230,740
GNMA II SF 30 Year, 3.50%, 10/20/40 - 2/20/43	47,782,751	51,235,889
GNMA II SF 30 Year, 3.50%, 7/20/42	39,342,519	42,136,218
GNMA II SF 30 Year, 3.50%, 9/20/42	90,976,924	97,437,335
GNMA II SF 30 Year, 3.50%, 10/20/42	18,754,661	20,086,479
GNMA II SF 30 Year, 3.50%, 2/20/43 - 1/20/49	9,763,079	10,458,460
GNMA II SF 30 Year, 3.50%, 4/20/43	19,095,841	20,451,974
GNMA II SF 30 Year, 3.50%, 5/20/43	26,100,975	27,953,175
GNMA II SF 30 Year, 3.50%, 6/20/43	29,957,629	32,084,487
GNMA II SF 30 Year, 3.50%, 8/20/43	20,898,979	22,349,713
GNMA II SF 30 Year, 3.50%, 9/20/47	521,341,232	557,268,696
GNMA II SF 30 Year, 3.50%, 11/20/47	515,903,043	548,904,040
GNMA II SF 30 Year, 3.50%, 11/20/49	90,649,390	95,766,500
GNMA II SF 30 Year, 3.50%, 2/20/50	101,779,616	107,784,732
GNMA II SF 30 Year, 4.00%, 5/20/40 - 2/20/44	32,858,518	35,913,509
GNMA II SF 30 Year, 4.00%, 11/20/40.	25,420,826	27,761,493
GNMA II SF 30 Year, 4.00%, 1/20/41	16,746,256	18,289,380
GNMA II SF 30 Year, 4.00%, 7/20/41	20,189,068	22,048,841
GNMA II SF 30 Year, 4.00%, 9/20/41	24,056,211	26,270,836
GNMA II SF 30 Year, 4.00%, 10/20/41	29,595,097	32,320,793
GNMA II SF 30 Year, 4.00%, 11/20/41	27,298,251	29,815,821
GNMA II SF 30 Year, 4.00%, 2/20/44	17,491,066	19,089,045
[a] GNMA II SF 30 Year, 4.00%, 5/20/47	132,493,164	142,242,840
GNMA II SF 30 Year, 4.00%, 7/20/49	84,040,715	89,337,112
GNMA II SF 30 Year, 4.00%, 11/20/49	54,493,605	59,188,278
GNMA II SF 30 Year, 4.00%, 11/20/49	149,514,554	159,244,314
GNMA II SF 30 Year, 4.00%, 12/20/49	20,342,964	22,095,660
GNMA II SF 30 Year, 4.00%, 12/20/49	21,718,658	23,589,866
GNMA II SF 30 Year, 4.00%, 12/20/49	185,766,809	199,203,540
GNMA II SF 30 Year, 4.50%, 5/20/33 - 8/20/42	42,771,039	47,118,024
GNMA II SF 30 Year, 4.50%, 12/20/39	16,965,366	18,726,076
GNMA II SF 30 Year, 4.50%, 5/20/41	22,158,965	24,457,654
GNMA II SF 30 Year, 4.50%, 6/20/41	26,623,669	29,382,729
GNMA II SF 30 Year, 4.50%, 7/20/41	29,397,385	32,447,740
GNMA II SF 30 Year, 4.50%, 9/20/41	39,726,634	43,843,217
GNMA II SF 30 Year, 4.50%, 10/20/41	29,334,317	32,375,343
GNMA II SF 30 Year, 4.50%, 2/20/44	15,661,466	17,162,239
GNMA II SF 30 Year, 5.00%, 7/20/33 - 5/20/40	44,456,047	49,331,556
GNMA II SF 30 Year, 5.00%, 9/20/33	16,705,916	18,565,741
GNMA II SF 30 Year, 5.00%, 6/20/40 - 9/20/41	12,752,588	14,136,736
GNMA II SF 30 Year, 5.50%, 6/20/34 - 6/20/35	44,367,721	50,064,704
GNMA II SF 30 Year, 5.50%, 7/20/35 - 4/20/40	19,781,714	22,221,815
GNMA II SF 30 Year, 6.00%, 10/20/23 - 8/20/38	44,071,671	50,429,435
GNMA II SF 30 Year, 6.00%, 9/20/38 - 7/20/39	4,550,615	5,198,003
GNMA II SF 30 Year, 6.50%, 6/20/24 - 1/20/39	16,344,007	19,390,577

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin U.S. Government Securities Fund (continued)

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA II SF 30 Year, 7.00%, 2/20/28 - 7/20/33	$ 4,244,256	$ 5,118,678
GNMA II SF 30 Year, 7.50%, 10/20/22 - 4/20/32	738,670	844,695
GNMA II SF 30 Year, 8.00%, 5/20/24 - 6/20/30	378,064	441,003
GNMA II SF 30 Year, 8.50%, 7/20/21 - 6/20/25	34,192	34,631
GNMA II SF 30 Year, 9.00%, 10/20/21 - 11/20/21	6,345	6,432
GNMA II SF 30 Year, 9.50%, 11/20/20 - 4/20/25	15,811	15,929
GNMA II SF 30 Year, 10.00%, 11/20/20 - 3/20/21	7,837	7,911
GNMA II SF 30 Year, 10.50%, 6/20/20 - 1/20/21	4,618	4,636
GNMA II SF 30 Year, 11.00%, 1/20/21	607	608

Total Mortgage-Backed Securities (Cost $4,795,611,805)		4,986,034,664

U.S. Government and Agency Securities (Cost $19,117,277) 0.5%
U.S. Treasury Bond, 4.75%, 2/15/37	14,500,000	23,164,883

Total Investments before Short Term Investments (Cost $4,814,729,082)		5,009,199,547

	Shares

Short Term Investments (Cost $259,247,829) 5.0%

Money Market Funds 5.0%
[b,c] Institutional Fiduciary Trust Money Market Portfolio, 0.32%	259,247,829	259,247,829

Total Investments (Cost $5,073,976,911) 102.0%		5,268,447,376
Other Assets, less Liabilities (2.0)%		(104,027,632)

Net Assets 100.0%		$5,164,419,744

See Abbreviations on page 127.

aA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).

bSee Note 3(f) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

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FRANKLIN CUSTODIAN FUNDS

Financial Highlights

Franklin Utilities Fund

	Six Months Ended
	March 31, 2020	Year Ended September 30,
	(unaudited)	2019	2018[a]

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$22.53	$18.66	$19.16

Income from investment operations[b]:

Net investment income[c]	0.26	0.53	0.02

Net realized and unrealized gains (losses)	(3.48)	4.41	(0.52)

Total from investment operations	(3.22)	4.94	(0.50)

Less distributions from:

Net investment income	(0.27)	(0.49)	—

Net realized gains	(0.35)	(0.58)	—

Total distributions	(0.62)	(1.07)	—

Net asset value, end of period	$18.69	$22.53	$18.66

Total return[d]	(14.62)%	27.43%	(2.61)%

Ratios to average net assets[e]

Expenses[f]	0.81%	0.83%	0.84%

Net investment income	2.35%	2.51%	2.62%

Supplemental data

Net assets, end of period (000’s)	$594,319	$521,782	$3,536

Portfolio turnover rate	8.23%	7.90%	4.58%

aFor the period September 10, 2018 (effective date) to September 30, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)

	Six Months Ended
	March 31, 2020	Year Ended September 30,
	(unaudited)	2019	2018	2017	2016	2015

Class A1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$22.54	$18.66	$19.18	$17.85	$16.08	$16.58

Income from investment operations[a]:

Net investment income[b]	0.27	0.53	0.50	0.53	0.48	0.49

Net realized and unrealized gains (losses)	(3.47)	4.44	(0.17)	1.30	2.31	(0.09)

Total from investment operations	(3.20)	4.97	0.33	1.83	2.79	0.40

Less distributions from:

Net investment income	(0.29)	(0.51)	(0.54)	(0.49)	(0.50)	(0.48)

Net realized gains	(0.35)	(0.58)	(0.31)	(0.01)	(0.52)	(0.42)

Total distributions	(0.64)	(1.09)	(0.85)	(0.50)	(1.02)	(0.90)

Net asset value, end of period	$18.70	$22.54	$18.66	$19.18	$17.85	$16.08

Total return[c]	(14.57)%	27.61%	1.68%	10.38%	18.23%	2.19%

Ratios to average net assets[d]

Expenses[e]	0.71% [f]	0.73% [f]	0.74% [f]	0.75% [f]	0.73% [f]	0.73%

Net investment income	2.45%	2.61%	2.72%	2.86%	2.81%	2.88%

Supplemental data

Net assets, end of period (000’s)	$3,328,806	$4,176,487	$3,654,795	$4,182,780	$4,180,124	$3,524,835

Portfolio turnover rate	8.23%	7.90%	4.58%	0.89%	7.17%	9.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)

	Six Months Ended
	March 31, 2020	Year Ended September 30,
	(unaudited)	2019	2018	2017	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$22.42	$18.57	$19.09	$17.76	$16.01	$16.50

Income from investment operations[a]:

Net investment income[b]	0.21	0.42	0.41	0.43	0.39	0.40

Net realized and unrealized gains (losses)	(3.46)	4.43	(0.18)	1.30	2.30	(0.08)

Total from investment operations	(3.25)	4.85	0.23	1.73	2.69	0.32

Less distributions from:

Net investment income	(0.23)	(0.42)	(0.44)	(0.39)	(0.42)	(0.39)

Net realized gains	(0.35)	(0.58)	(0.31)	(0.01)	(0.52)	(0.42)

Total distributions	(0.58)	(1.00)	(0.75)	(0.40)	(0.94)	(0.81)

Net asset value, end of period	$18.59	$22.42	$18.57	$19.09	$17.76	$16.01

Total return[c]	(14.82)%	26.96%	1.18%	9.88%	17.59%	1.74%

Ratios to average net assets[d]

Expenses[e]	1.21% [f]	1.23% [f]	1.24% [f]	1.25% [f]	1.23% [f]	1.23%

Net investment income	1.95%	2.11%	2.22%	2.36%	2.31%	2.38%

Supplemental data

Net assets, end of period (000’s)	$604,760	$767,363	$834,070	$981,515	$1,064,065	$931,800

Portfolio turnover rate	8.23%	7.90%	4.58%	0.89%	7.17%	9.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)

	Six Months Ended
	March 31, 2020	Year Ended September 30,
	(unaudited)	2019	2018	2017	2016	2015

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$22.45	$18.59	$19.11	$17.78	$16.02	$16.52

Income from investment operations[a]:

Net investment income[b]	0.23	0.45	0.44	0.46	0.42	0.42

Net realized and unrealized gains (losses)	(3.46)	4.44	(0.18)	1.30	2.30	(0.09)

Total from investment operations	(3.23)	4.89	0.26	1.76	2.72	0.33

Less distributions from:

Net investment income	(0.25)	(0.45)	(0.47)	(0.42)	(0.44)	(0.41)

Net realized gains	(0.35)	(0.58)	(0.31)	(0.01)	(0.52)	(0.42)

Total distributions	(0.60)	(1.03)	(0.78)	(0.43)	(0.96)	(0.83)

Net asset value, end of period	$18.62	$22.45	$18.59	$19.11	$17.78	$16.02

Total return[c]	(14.73)%	27.17%	1.33%	10.04%	17.81%	1.83%

Ratios to average net assets[d]

Expenses[e]	1.06% [f]	1.08% [f]	1.09% [f]	1.10% [f]	1.08% [f]	1.08%

Net investment income	2.10%	2.26%	2.37%	2.51%	2.46%	2.53%

Supplemental data

Net assets, end of period (000’s)	$84,724	$103,376	$72,927	$94,465	$103,247	$83,271

Portfolio turnover rate	8.23%	7.90%	4.58%	0.89%	7.17%	9.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)

	Six Months Ended
	March 31, 2020	Year Ended September 30,
	(unaudited)	2019	2018	2017	2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$22.73	$18.81	$19.32	$17.97	$16.18	$16.68

Income from investment operations[a]:

Net investment income[b]	0.30	0.56	0.55	0.58	0.53	0.53

Net realized and unrealized gains (losses)	(3.52)	4.50	(0.17)	1.31	2.32	(0.09)

Total from investment operations	(3.22)	5.06	0.38	1.89	2.85	0.44

Less distributions from:

Net investment income	(0.31)	(0.56)	(0.58)	(0.53)	(0.54)	(0.52)

Net realized gains	(0.35)	(0.58)	(0.31)	(0.01)	(0.52)	(0.42)

Total distributions	(0.66)	(1.14)	(0.89)	(0.54)	(1.06)	(0.94)

Net asset value, end of period	$18.85	$22.73	$18.81	$19.32	$17.97	$16.18

Total return[c]	(14.52)%	27.89%	1.97%	10.70%	18.55%	2.45%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.55%	0.53%	0.52%	0.48%	0.47%	0.47%

Expenses net of waiver and payments by affiliates	0.49% [e]	0.50% [e]	0.48% [e]	0.48% [e,f]	0.47% [e,f]	0.47% [f]

Net investment income	2.67%	2.84%	2.98%	3.13%	3.07%	3.14%

Supplemental data

Net assets, end of period (000’s)	$145,286	$150,244	$230,393	$241,455	$219,587	$201,225
Portfolio turnover rate	8.23%	7.90%	4.58%	0.89%	7.17%	9.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)

	Six Months Ended
	March 31, 2020	Year Ended September 30,
	(unaudited)	2019	2018	2017	2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$22.73	$18.81	$19.32	$17.97	$16.19	$16.68

Income from investment operations[a]:

Net investment income[b]	0.29	0.56	0.54	0.57	0.51	0.52

Net realized and unrealized gains (losses)	(3.52)	4.48	(0.18)	1.30	2.32	(0.09)

Total from investment operations	(3.23)	5.04	0.36	1.87	2.83	0.43

Less distributions from:

Net investment income	(0.30)	(0.54)	(0.56)	(0.51)	(0.53)	(0.50)

Net realized gains	(0.35)	(0.58)	(0.31)	(0.01)	(0.52)	(0.42)

Total distributions	(0.65)	(1.12)	(0.87)	(0.52)	(1.05)	(0.92)

Net asset value, end of period	$18.85	$22.73	$18.81	$19.32	$17.97	$16.19

Total return[c]	(14.55)%	27.78%	1.82%	10.64%	18.34%	2.40%

Ratios to average net assets[d]

Expenses[e]	0.56% [f]	0.58% [f]	0.59% [f]	0.60% [f]	0.58% [f]	0.58%

Net investment income	2.60%	2.76%	2.87%	3.01%	2.96%	3.03%

Supplemental data

Net assets, end of period (000’s)	$1,106,029	$1,262,883	$927,845	$963,228	$755,484	$549,371

Portfolio turnover rate	8.23%	7.90%	4.58%	0.89%	7.17%	9.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS

Statement of Investments, March 31, 2020 (unaudited)

Franklin Utilities Fund

	Country	Shares	Value
Common Stocks 99.3%
Diversified Telecommunication Services 0.5%
Telus Corp	Canada	2,000,000	$31,616,341

Electric Utilities 56.3%
Alliant Energy Corp.	United States	3,856,870	186,248,254
American Electric Power Co. Inc.	United States	3,000,000	239,940,000
Duke Energy Corp.	United States	3,000,000	242,640,000
Edison International	United States	3,900,000	213,681,000
Emera Inc.	Canada	2,200,000	86,749,556
Entergy Corp.	United States	2,100,000	197,337,000
Evergy Inc.	United States	2,500,000	137,625,000
Eversource Energy	United States	2,550,000	199,435,500
Exelon Corp.	United States	6,800,000	250,308,000
FirstEnergy Corp.	United States	4,400,000	176,308,000
Fortis Inc.	Canada	500,000	19,278,863
NextEra Energy Inc.	United States	2,600,000	625,612,000
OGE Energy Corp.	United States	1,400,000	43,022,000
Pinnacle West Capital Corp.	United States	1,350,000	102,316,500
PNM Resources Inc.	United States	2,600,070	98,802,660
PPL Corp.	United States	2,200,000	54,296,000
The Southern Co.	United States	4,000,000	216,560,000
Xcel Energy Inc.	United States	3,474,300	209,500,290

			3,299,660,623

Gas Utilities 3.2%
Atmos Energy Corp.	United States	250,000	24,807,500
New Jersey Resources Corp.	United States	1,000,000	33,970,000
Southwest Gas Holdings Inc.	United States	1,000,000	69,560,000
Spire Inc.	United States	800,000	59,584,000

			187,921,500

Independent Power & Renewable Electricity Producers 0.8%
Clearway Energy Inc., C	United States	2,537,458	47,704,210

Multi-Utilities 31.4%
Ameren Corp.	United States	1,600,000	116,528,000
Black Hills Corp.	United States	784,393	50,224,684
CenterPoint Energy Inc.	United States	6,500,000	100,425,000
CMS Energy Corp.	United States	5,000,000	293,750,000
Consolidated Edison Inc.	United States	1,000,000	78,000,000
Dominion Energy Inc.	United States	4,250,000	306,807,500
DTE Energy Co.	United States	1,900,000	180,443,000
E.ON SE	Germany	5,000,000	51,274,433
National Grid PLC	United Kingdom	5,999,933	70,065,320
NiSource Inc.	United States	4,065,416	101,513,437
NorthWestern Corp.	United States	1,000,000	59,830,000
Public Service Enterprise Group Inc.	United States	2,100,000	94,311,000
Sempra Energy	United States	1,988,900	224,725,811
WEC Energy Group Inc.	United States	1,300,000	114,569,000

			1,842,467,185

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Utilities Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels 2.4%
[a] Cheniere Energy Inc.	United States	1,200,000	$40,200,000
Kinder Morgan Inc.	United States	1,000,000	13,920,000
ONEOK Inc.	United States	200,000	4,362,000
Origin Energy Ltd.	Australia	7,000,000	18,834,438
The Williams Cos. Inc.	United States	4,400,000	62,260,000

			139,576,438

Water Utilities 4.7%
American Water Works Co. Inc.	United States	1,400,000	167,384,000
Essential Utilities Inc.	United States	1,750,000	71,225,000
United Utilities Group PLC	United Kingdom	3,000,000	33,562,803

			272,171,803

Total Common Stocks (Cost $3,344,738,346)			5,821,118,100

		Principal Amount
Corporate Bonds (Cost $6,090,349) 0.1%
Multi-Utilities 0.1%
Aquila Inc., senior note, 8.27%, 11/15/21	United States	$6,100,000	6,562,644

Total Investments before Short Term Investments (Cost $3,350,828,695)			5,827,680,744

		Shares
Short Term Investments (Cost $30,548,998) 0.5%

Money Market Funds 0.5%
[b,c] Institutional Fiduciary Trust Money Market Portfolio, 0.32%	United States	30,548,998	30,548,998

Total Investments (Cost $3,381,377,693) 99.9%			5,858,229,742
Other Assets, less Liabilities 0.1%			5,693,870

Net Assets 100.0%			$5,863,923,612

aNon-income producing.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

March 31, 2020 (unaudited)

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$5,929,936,448	$5,383,939,962	$66,888,806,165
Cost - Non-controlled affiliates (Note 3f and 10)	312,581,737	382,766,516	1,780,706,838
Cost - Unaffiliated repurchase agreements	7,070,315	8,421,871	958,031

Value - Unaffiliated issuers+	$9,284,503,350	$13,793,083,363	$59,609,396,005
Value - Non-controlled affiliates (Note 3f and 10)	312,581,737	382,766,516	1,539,956,834
Value - Unaffiliated repurchase agreements	7,070,315	8,421,871	958,031
Cash	—	1,139,037	10,211,517
Restricted cash for OTC derivative contracts (Note 1f)	—	—	13,970,000
Receivables:
Investment securities sold **	19,597,848	—	971,927,919
Capital shares sold	83,665,966	111,607,461	56,542,624
Dividends and interest	1,957,132	8,946,116	622,158,904
OTC swap contracts (upfront payments $—, $— and $6,500,000, respectively)	—	—	5,622,500
Unrealized appreciation on OTC swap contracts	—	—	9,838,771
Other assets	12,104	19,622	84,910

Total assets	9,709,388,452	14,305,983,986	62,840,668,015

Liabilities:
Payables:
Investment securities purchased	5,872,719	28,167,804	1,029,808,760
Capital shares redeemed	26,656,422	31,354,527	114,295,542
Management fees	3,527,316	5,121,574	18,693,544
Distribution fees	1,578,293	2,424,214	11,924,012
Transfer agent fees	949,470	2,762,992	9,269,407
Trustees’ fees and expenses	—	817	11,014
Deposits from brokers for:
OTC derivative contracts	—	—	13,970,000
Options written, at value (premiums received $—, $— and $157,397,330, respectively)	—	—	606,021,000
Payable upon return of securities loaned	46,551,315	19,805,871	4,790,031
Accrued expenses and other liabilities	342,836	749,262	2,999,040

Total liabilities	85,478,371	90,387,061	1,811,782,350

Net assets, at value	$9,623,910,081	$14,215,596,925	$61,028,885,665

Net assets consist of:
Paid-in capital	$6,405,574,861	$5,356,221,165	$73,218,677,592
Total distributable earnings (losses)	3,218,335,220	8,859,375,760	(12,189,791,927)

Net assets, at value	$9,623,910,081	$14,215,596,925	$61,028,885,665

+Includes securities loaned	$ 44,426,446	$17,636,940	$1,718,055
**Includes securities loaned	$ —	$—	$3,040,916

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

March 31, 2020 (unaudited)

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund
Class A:
Net assets, at value	$4,709,601,419	$8,149,797,826	$7,486,376,242
Shares outstanding	58,973,290	86,603,709	3,869,711,841
Net asset value per share[a]	$79.86	$94.10	$1.93
Maximum offering price per share (net asset value per share ÷ 94.50%, 94.50% and 96.25%, respectively)	$84.51	$99.58	$2.01
Class A1:
Net assets, at value			$31,730,369,427
Shares outstanding			16,360,305,562
Net asset value and maximum offering price per share[a]			$1.94
Maximum offering price per share (net asset value per share ÷ 96.25%)			$2.02
Class C:
Net assets, at value	$632,512,855	$601,887,006	$10,488,848,560
Shares outstanding	9,615,415	7,058,786	5,329,752,766
Net asset value and maximum offering price per share[a]	$65.78	$85.27	$1.97
Class R:
Net assets, at value	$129,637,806	$335,275,525	$ 214,501,646
Shares outstanding	1,678,147	3,575,666	112,831,709
Net asset value and maximum offering price per share	$77.25	$93.77	$1.90
Class R6:
Net assets, at value	$2,833,759,455	$2,309,813,341	$ 1,569,103,640
Shares outstanding	33,929,096	24,510,959	815,171,893
Net asset value and maximum offering price per share	$83.52	$94.24	$1.92
Advisor Class:
Net assets, at value	$1,318,398,546	$2,818,823,227	$ 9,539,686,150
Shares outstanding	15,957,058	29,882,053	4,960,799,136
Net asset value and maximum offering price per share	$82.62	$94.33	$1.92

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

March 31, 2020 (unaudited)

	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,814,729,082	$3,350,828,695
Cost - Non-controlled affiliates (Note 3f and 10)	259,247,829	30,548,998
Value - Unaffiliated issuers	$5,009,199,547	$5,827,680,744
Value - Non-controlled affiliates (Note 3f and 10)	259,247,829	30,548,998
Cash	40,076,808	—
Receivables:
Capital shares sold	9,655,968	6,269,780
Dividends and interest	15,360,623	10,424,972
Other assets	5,582	8,446
Total assets	5,333,546,357	5,874,932,940
Liabilities:
Payables:
Investment securities purchased	141,018,329	6,353
Capital shares redeemed	22,758,891	7,024,885
Management fees	1,887,078	2,216,430
Distribution fees	680,042	960,992
Transfer agent fees	1,166,014	602,590
Trustees’ fees and expenses	1,136	—
Distributions to shareholders	1,365,366	—
Accrued expenses and other liabilities	249,757	198,078
Total liabilities	169,126,613	11,009,328
Net assets, at value	$5,164,419,744	$5,863,923,612
Net assets consist of:
Paid-in capital	$5,548,815,711	$3,165,888,865
Total distributable earnings (losses)	(384,395,967)	2,698,034,747
Net assets, at value	$5,164,419,744	$5,863,923,612

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

March 31, 2020 (unaudited)

	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
Class A:
Net assets, at value	$649,729,453	$594,318,545
Shares outstanding	105,587,918	31,801,179
Net asset value per share[a]	$6.15	$18.69
Maximum offering price per share (net asset value per share ÷ 96.25%)	$6.39	$19.42
Class A1:
Net assets, at value	$2,777,387,860	$3,328,805,927
Shares outstanding	451,171,635	178,053,822
Net asset value and maximum offering price per share[a]	$6.16	$18.70
Maximum offering price per share (net asset value per share ÷ 96.25%)	$6.40	$19.43
Class C:
Net assets, at value	$380,273,799	$604,760,368
Shares outstanding	62,251,301	32,528,985
Net asset value and maximum offering price per share[a]	$6.11	$18.59
Class R:
Net assets, at value	$35,356,318	$84,724,065
Shares outstanding	5,746,951	4,550,724
Net asset value and maximum offering price per share	$6.15	$18.62
Class R6:
Net assets, at value	$333,401,507	$145,285,935
Shares outstanding	53,928,710	7,707,143
Net asset value and maximum offering price per share	$6.18	$18.85
Advisor Class:
Net assets, at value	$988,270,807	$1,106,028,772
Shares outstanding	159,978,787	58,669,286
Net asset value and maximum offering price per share	$6.18	$18.85

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Operations

for the six months ended March 31, 2020 (unaudited)

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$24,610,132	$98,422,719	$504,191,836
Non-controlled affiliates (Note 3f and 10)	1,866,127	1,265,726	21,730,817
Interest:
Unaffiliated issuers	46,015	—	1,073,382,187
Non-controlled affiliates (Note 10)	—	—	49,120,310
Income from securities loaned:
Unaffiliated entities (net of fees and rebates)	460,366	—	232,113
Non-controlled affiliates (Note 3f)	166,034	40,148	81,606

Total investment income	27,148,674	99,728,593	1,648,738,869

Expenses:
Management fees (Note 3a)	22,136,374	35,585,150	134,731,879
Distribution fees: (Note 3c)
Class A	6,172,635	11,811,765	10,091,003
Class A1	—	—	28,735,545
Class C	3,288,020	3,556,874	41,869,431
Class R	338,517	1,047,533	640,490
Transfer agent fees: (Note 3e)
Class A	2,992,321	5,735,729	3,574,019
Class A1	—	—	16,956,894
Class C	398,414	433,803	5,700,508
Class R	82,233	255,889	114,433
Class R6	334,379	376,269	268,726
Advisor Class	802,594	1,985,258	5,151,572
Custodian fees (Note 4)	61,260	63,454	433,098
Reports to shareholders	474,442	499,233	1,855,517
Registration and filing fees	223,788	167,378	509,241
Professional fees	45,610	60,465	(5,853,160)[a]
Trustees’ fees and expenses	18,540	38,923	184,583
Other	61,397	159,505	400,671

Total expenses	37,430,524	61,777,228	245,364,450
Expense reductions (Note 4)	—	(167)	(429,269)
Expenses waived/paid by affiliates (Note 3f and 3g)	(561,147)	(386,326)	(5,197,901)

Net expenses	36,869,377	61,390,735	239,737,280

Net investment income (loss)	(9,720,703)	38,337,858	1,409,001,589

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(109,034,961)	620,636,138	(308,894,089)
Non-controlled affiliates (Note 3f and 10)	—	—	(388,510,419)
Written options	—	—	(101,328,838)
Foreign currency transactions	(86,454)	6,049	2,501,144
Futures contracts	—	—	(57,189,500)
Swap contracts	—	—	(971,250)

Net realized gain (loss)	(109,121,415)	620,642,187	(854,392,952)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(234,065,394)	(2,129,034,985)	(9,671,061,328)
Non-controlled affiliates (Note 3f and 10)	—	—	(231,471,451)
Translation of other assets and liabilities denominated in foreign currencies	15,440	—	230,533
Written options	—	—	(485,681,641)
Futures contracts	—	—	(15,254,808)

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the six months ended March 31, 2020 (unaudited)

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund
Swap contracts	$ —	$ —	$ 9,838,771

Net change in unrealized appreciation (depreciation)	(234,049,954)	(2,129,034,985)	(10,393,399,924)

Net realized and unrealized gain (loss)	(343,171,369)	(1,508,392,798)	(11,247,792,876)

Net increase (decrease) in net assets resulting from operations	$(352,892,072)	$(1,470,054,940)	$ (9,838,791,287)

*Foreign taxes withheld on dividends	$ 133,849	$ 425,011	$ 8,433,000

aIncludes unaffiliated reimbursement of legal fees incurred in connection with certain Fund holdings.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the six months ended March 31, 2020 (unaudited)

	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ —	$ 108,115,457
Non-controlled affiliates (Note 3f and 10)	873,116	169,413
Interest:
Unaffiliated issuers:
Paydown gain (loss)	(18,341,771)	—
Paid in cash	88,176,728	253,119

Total investment income	70,708,073	108,537,989

Expenses:
Management fees (Note 3a)	11,233,155	15,403,299
Distribution fees: (Note 3c)
Class A	557,899	764,129
Class A1	2,048,580	3,007,029
Class C	1,198,463	2,387,228
Class R	80,784	252,003
Transfer agent fees: (Note 3e)
Class A	340,431	314,264
Class A1	2,143,021	2,060,901
Class C	281,088	377,585
Class R	24,980	51,951
Class R6	55,131	74,367
Advisor Class	733,068	654,124
Custodian fees (Note 4)	17,756	35,840
Reports to shareholders	168,825	177,286
Registration and filing fees	91,905	100,237
Professional fees	55,583	36,952
Trustees’ fees and expenses	13,234	15,369
Other	475,936	54,072

Total expenses	19,519,839	25,766,636
Expense reductions (Note 4)	(4,069)	(157)
Expenses waived/paid by affiliates (Note 3f and 3g)	(272,342)	(93,486)

Net expenses	19,243,428	25,672,993

Net investment income	51,464,645	82,864,996

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	1,907,610	223,250,463
Foreign currency transactions	—	234,661

Net realized gain (loss)	1,907,610	223,485,124

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	85,043,495	(1,337,355,362)
Translation of other assets and liabilities denominated in foreign currencies	—	(10,474)

Net change in unrealized appreciation (depreciation)	85,043,495	(1,337,365,836)

Net realized and unrealized gain (loss)	86,951,105	(1,113,880,712)

Net increase (decrease) in net assets resulting from operations	$138,415,750	$(1,031,015,716)

*Foreign taxes withheld on dividends	$ —	$ 383,625

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin DynaTech Fund		Franklin Growth Fund

	Six Months Ended March 31, 2020 (unaudited)	Year Ended September 30, 2019	Six Months Ended March 31, 2020 (unaudited)	Year Ended September 30, 2019

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$ (9,720,703)	$ (14,718,658)	$ 38,337,858	$ 79,438,413
Net realized gain (loss)	(109,121,415)	70,729,834	620,642,187	840,085,967
Net change in unrealized appreciation (depreciation)	(234,049,954)	345,441,488	(2,129,034,985)	(346,522,216)

Net increase (decrease) in net assets resulting from operations	(352,892,072)	401,452,664	(1,470,054,940)	573,002,164

Distributions to shareholders:
Class A	(36,593,322)	(92,155,284)	(533,974,949)	(127,214,618)
Class C	(5,870,103)	(14,892,611)	(41,241,265)	(8,201,337)
Class R	(1,018,472)	(2,378,516)	(23,492,085)	(5,605,930)
Class R6	(18,942,623)	(41,995,760)	(159,258,602)	(45,185,076)
Advisor Class	(9,227,765)	(16,868,687)	(191,436,520)	(50,860,743)

Total distributions to shareholders	(71,652,285)	(168,290,858)	(949,403,421)	(237,067,704)

Capital share transactions: (Note 2)
Class A	399,131,972	650,491,224	368,717,188	(100,470,621)
Class C	65,311,120	(11,971,946)	5,837,290	(348,123,281)
Class R	11,833,402	24,484,953	(43,379,103)	(95,495,550)
Class R6	490,694,833	696,883,004	155,681,054	(144,735,583)
Advisor Class	226,855,528	444,209,154	151,354,883	(53,980,770)

Total capital share transactions	1,193,826,855	1,804,096,389	638,211,312	(742,805,805)

Net increase (decrease) in net assets	769,282,498	2,037,258,195	(1,781,247,049)	(406,871,345)
Net assets:
Beginning of period	8,854,627,583	6,817,369,388	15,996,843,974	16,403,715,319

End of period	$9,623,910,081	$8,854,627,583	$14,215,596,925	$15,996,843,974

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Income Fund		Franklin U.S. Government Securities Fund

	Six Months Ended March 31, 2020 (unaudited)	Year Ended September 30, 2019	Six Months Ended March 31, 2020 (unaudited)	Year Ended September 30, 2019

Increase (decrease) in net assets:
Operations:
Net investment income	$ 1,409,001,589	$ 2,914,704,511	$ 51,464,645	$ 129,091,071
Net realized gain (loss)	(854,392,952)	215,579,716	1,907,610	16,617,504
Net change in unrealized appreciation (depreciation)	(10,393,399,924)	52,766,661	85,043,495	206,765,016

Net increase (decrease) in net assets resulting from operations	(9,838,791,287)	3,183,050,888	138,415,750	352,473,591

Distributions to shareholders:
Class A	(207,371,957)	(238,921,964)	(6,488,730)	(5,700,515)
Class A1	(1,017,232,970)	(2,139,823,753)	(39,367,731)	(88,940,105)
Class C	(304,094,918)	(713,887,824)	(4,297,379)	(10,975,833)
Class R	(6,492,403)	(13,702,246)	(408,326)	(832,535)
Class R6	(52,298,951)	(105,925,119)	(4,724,722)	(24,763,152)
Advisor Class	(317,674,776)	(609,231,978)	(14,203,197)	(26,064,423)

Total distributions to shareholders	(1,905,165,975)	(3,821,492,884)	(69,490,085)	(157,276,563)

Capital share transactions: (Note 2)
Class A	1,460,963,711	7,250,036,688	304,431,646	324,210,864
Class A1	(1,796,371,914)	(2,920,848,622)	(144,325,795)	(323,855,335)
Class C	(973,169,521)	(6,197,626,508)	(13,591,160)	(197,618,270)
Class R	(9,605,280)	(27,415,311)	1,996,562	615,002
Class R6	(28,196,938)	(140,374,274)	(245,596,017)	(150,358,443)
Advisor Class	(406,678,722)	581,307,127	28,536,288	194,243,684

Total capital share transactions	(1,753,058,664)	(1,454,920,900)	(68,548,476)	(152,762,498)

Net increase (decrease) in net assets	(13,497,015,926)	(2,093,362,896)	377,189	42,434,530
Net assets:
Beginning of period	74,525,901,591	76,619,264,487	5,164,042,555	5,121,608,025

End of period	$ 61,028,885,665	$ 74,525,901,591	$5,164,419,744	$5,164,042,555

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Utilities Fund
	Six Months Ended March 31, 2020 (unaudited)	Year Ended September 30, 2019

Increase (decrease) in net assets:
Operations:
Net investment income	$ 82,864,996	$ 160,830,310
Net realized gain (loss)	223,485,124	124,025,551
Net change in unrealized appreciation (depreciation)	(1,337,365,836)	1,246,304,369

Net increase (decrease) in net assets resulting from operations	(1,031,015,716)	1,531,160,230

Distributions to shareholders:
Class A	(17,011,617)	(12,003,162)
Class A1	(115,218,231)	(210,886,943)
Class C	(19,353,107)	(36,435,738)
Class R	(2,726,247)	(4,121,777)
Class R6	(5,062,064)	(12,677,551)
Advisor Class	(36,674,724)	(56,945,571)

Total distributions to shareholders	(196,045,990)	(333,070,742)

Capital share transactions: (Note 2)
Class A	191,363,468	460,752,617
Class A1	(148,198,854)	(216,801,580)
Class C	(35,093,317)	(211,431,033)
Class R	(97,979)	13,908,640
Class R6	25,639,587	(118,348,388)
Advisor Class	75,238,296	132,397,828

Total capital share transactions	108,851,201	60,478,084

Net increase (decrease) in net assets	(1,118,210,505)	1,258,567,572
Net assets:
Beginning of period	6,982,134,117	5,723,566,545

End of period	$ 5,863,923,612	$6,982,134,117

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FRANKLIN CUSTODIAN FUNDS

Notes to Financial Statements (unaudited)

1.   Organization and Significant Accounting Policies

Franklin Custodian Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds, five of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Class A, Class C, Class R, Class R6 & Advisor Class

Franklin DynaTech Fund

Franklin Growth Fund

Class A, Class A1, Class C, Class R, Class R6 & Advisor Class

Franklin Income Fund

Franklin U.S. Government Securities Fund

Franklin Utilities Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any

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1.   Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At March 31, 2020, a market event occurred resulting in a portion of the securities held by certain or all Funds being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Joint Repurchase Agreement

Certain or all Funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Funds’ custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Funds, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Funds may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Funds in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Funds at period end, as indicated in the Statements of Investments, had been entered into on March 31, 2020.

d.   Securities Purchased on a Delayed Delivery Basis

Certain or all Funds purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e.   Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. Certain or all Funds attempt to reduce their exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Funds include failure of the Funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Funds of any net liability owed to that counterparty under the ISDA agreement. At March 31, 2020, Franklin Income Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Funds’ investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

Certain or all Funds entered into exchange traded futures contracts primarily to manage exposure to interest rate risk. A futures contract is an agreement between the Fund and a

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FRANKLIN CUSTODIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

e. Derivative Financial Instruments (continued)

counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities.

Certain or all Funds entered into credit default swap contracts primarily to manage exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statements of Operations.

Certain or all Funds purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 9 regarding other derivative information.

f.   Restricted Cash

At March 31, 2020, certain or all Funds held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statements of Assets and Liabilities.

g.   Index-Linked Notes

Certain or all Funds invest in index-linked notes. Index-linked notes are senior, unsecured, subordinated debt securities issued by a financial institution, and the value is based on the price movements of the underlying index. Index-linked notes are designed to provide investors access to the returns of various market benchmarks and intended to replicate the economic effects that would apply had the Fund directly purchased the underlying referenced asset or basket of assets. The risks of investing in index-linked notes include unfavorable price movements in the underlying index and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with index-linked notes and the appreciation potential may be limited. Index-linked notes may be more volatile and less liquid than other investments held by the Funds.

h.   Equity-Linked Securities

Certain or all Funds invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

securities is recorded as realized gains in the Statements of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Funds.

i.   Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

j.   Mortgage Dollar Rolls

Certain or all Funds enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

k.   Senior Floating Rate Interests

Certain or all Funds invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Funds invest are generally readily marketable, but may be subject to certain restrictions on resale. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced its intention to cease sustaining LIBOR after 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments that use or may use a floating rate based on LIBOR cannot yet be determined.

l.   Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a

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FRANKLIN CUSTODIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   Organization and Significant Accounting

Policies (continued)

l.   Income and Deferred Taxes (continued)

capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, certain or all Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2020, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

m.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately on the Statements of Operations. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

n.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

o.   Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is

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unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.   Shares of Beneficial Interest

At March 31, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin		Franklin
	DynaTech Fund		Growth Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended March 31, 2020
Shares sold[a]	11,396,232	$980,814,504	7,657,367	$835,641,804
Shares issued in reinvestment of distributions	402,760	34,512,504	4,607,922	498,807,538
Shares issued on reorganization (Note 11)	—	—	681,606	54,922,873
Shares redeemed	(7,198,525)	(616,195,036)	(9,562,319)	(1,020,655,027)

Net increase (decrease)	4,600,467	$399,131,972	3,384,576	$368,717,188

Year ended September 30, 2019
Shares sold[a]	18,045,630	$1,406,354,947	12,734,660	$1,294,982,995
Shares issued in reinvestment of distributions	1,181,936	85,513,056	1,182,058	118,489,471
Shares redeemed	(10,956,984)	(841,376,779)	(14,767,957)	(1,513,943,087)

Net increase (decrease)	8,270,582	$650,491,224	(851,239)	$(100,470,621)

Class C Shares:
Six Months ended March 31, 2020
Shares sold.	2,080,106	$148,059,262	636,799	$67,139,693
Shares issued in reinvestment of distributions	80,044	5,663,934	395,742	38,913,306
Shares issued on reorganization (Note 11)	—	—	131,927	9,642,973
Shares redeemed[a]	(1,260,318)	(88,412,076)	(1,133,147)	(109,858,682)

Net increase (decrease)	899,832	$65,311,120	31,321	$5,837,290

Year ended September 30, 2019
Shares sold.	3,070,856	$199,977,771	1,283,911	$119,568,065
Shares issued in reinvestment of distributions	239,761	14,455,228	84,225	7,736,874
Shares redeemed[a]	(3,574,686)	(226,404,945)	(5,118,036)	(475,428,220)

Net increase (decrease)	(264,069)	$(11,971,946)	(3,749,900)	$(348,123,281)

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2. Shares of Beneficial Interest (continued)

	Franklin		Franklin
	DynaTech Fund		Growth Fund
	Shares	Amount	Shares	Amount
Class R Shares:
Six Months ended March 31, 2020
Shares sold.	372,592	$31,417,953	218,527	$23,343,050
Shares issued in reinvestment of distributions	12,156	1,008,426	215,326	23,244,460
Shares issued on reorganization (Note 11)	—	—	1,379	110,728
Shares redeemed	(248,168)	(20,592,977)	(835,651)	(90,077,341)

Net increase (decrease)	136,580	$11,833,402	(400,419)	$(43,379,103)

Year ended September 30, 2019
Shares sold.	718,232	$54,816,432	386,516	$39,100,757
Shares issued in reinvestment of distributions	33,480	2,351,628	54,920	5,489,301
Shares redeemed	(426,266)	(32,683,107)	(1,371,370)	(140,085,608)

Net increase (decrease)	325,446	$24,484,953	(929,934)	$(95,495,550)

Class R6 Shares:
Six Months ended March 31, 2020
Shares sold.	10,494,645	$948,095,459	3,283,799	$355,216,648
Shares issued in reinvestment of distributions	210,608	18,853,620	1,355,970	146,824,455
Shares issued on reorganization (Note 11)	—	—	8,606	694,117
Shares redeemed	(5,389,758)	(476,254,246)	(3,204,339)	(347,054,166)

Net increase (decrease)	5,315,495	$490,694,833	1,444,036	$155,681,054

Year ended September 30, 2019
Shares sold.	14,600,444	$1,197,778,037	5,242,855	$533,528,077
Shares issued in reinvestment of distributions	557,220	41,953,067	416,642	41,768,390
Shares redeemed	(6,571,287)	(542,848,100)	(7,008,411)	(720,032,050)

Net increase (decrease)	8,586,377	$696,883,004	(1,348,914)	$(144,735,583)

Advisor Class Shares:
Six Months ended March 31, 2020
Shares sold.	6,194,333	$554,167,456	3,438,021	$379,694,241
Shares issued in reinvestment of distributions	95,164	8,429,620	1,537,666	166,713,686
Shares issued on reorganization (Note 11)	—	—	110,569	8,927,640
Shares redeemed	(3,824,217)	(335,741,548)	(3,773,151)	(403,980,684)

Net increase (decrease)	2,465,280	$226,855,528	1,313,105	$151,354,883

Year ended September 30, 2019
Shares sold.	8,540,729	$696,364,989	8,275,911	$843,459,997
Shares issued in reinvestment of distributions	208,740	15,569,915	463,663	46,542,484
Shares redeemed in-kind (Note 13)	—	—	(956,267)	(87,335,163)
Shares redeemed	(3,396,410)	(267,725,750)	(8,294,264)	(856,648,088)

Net increase (decrease)	5,353,059	$444,209,154	(510,957)	$(53,980,770)

aMay include a portion of Class C shares that were automatically converted to Class A.

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			Franklin
	Franklin		U.S. Government
	Income Fund		Securities Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended March 31, 2020
Shares sold[a]	954,767,060	$2,142,931,859	62,831,196	$381,290,864
Shares issued in reinvestment of distributions	86,317,041	197,281,254	1,039,061	6,313,185
Shares redeemed	(403,313,278)	(879,249,402)	(13,716,122)	(83,172,403)

Net increase (decrease)	637,770,823	$1,460,963,711	50,154,135	$304,431,646

Year ended September 30, 2019
Shares sold[a]	3,539,972,556	$8,051,972,021	63,345,656	$375,877,932
Shares issued in reinvestment of distributions	101,099,391	229,215,481	921,344	5,509,871
Shares redeemed	(455,241,055)	(1,031,150,814)	(9,596,929)	(57,176,939)

Net increase (decrease)	3,185,830,892	$7,250,036,688	54,670,071	$324,210,864

Class A1 Shares:
Six Months ended March 31, 2020
Shares sold	339,413,598	$761,495,380	29,805,271	$180,693,880
Shares issued in reinvestment of distributions	405,935,717	930,099,841	5,322,771	32,324,222
Shares redeemed	(1,584,226,364)	(3,487,967,135)	(58,949,287)	(357,343,897)

Net increase (decrease)	(838,877,049)	$(1,796,371,914)	(23,821,245)	$(144,325,795)

Year ended September 30, 2019
Shares sold	734,292,978	$1,667,920,670	31,667,964	$188,180,745
Shares issued in reinvestment of distributions	861,324,178	1,956,731,362	12,257,776	72,888,073
Shares redeemed	(2,886,028,051)	(6,545,500,654)	(98,666,952)	(584,924,153)

Net increase (decrease)	(1,290,410,895)	$(2,920,848,622)	(54,741,212)	$(323,855,335)

Class C Shares:
Six Months ended March 31, 2020
Shares sold	299,431,446	$686,310,875	12,878,656	$77,579,513
Shares issued in reinvestment of distributions	118,425,116	275,486,700	642,788	3,875,196
Shares redeemed[a]	(860,390,297)	(1,934,967,096)	(15,797,409)	(95,045,869)

Net increase (decrease)	(442,533,735)	$(973,169,521)	(2,275,965)	$(13,591,160)

Year ended September 30, 2019
Shares sold	604,815,133	$1,395,555,258	9,900,368	$58,656,797
Shares issued in reinvestment of distributions	282,624,044	650,966,785	1,677,007	9,894,309
Shares redeemed[a]	(3,568,750,502)	(8,244,148,551)	(45,441,898)	(266,169,376)

Net increase (decrease)	(2,681,311,325)	$(6,197,626,508)	(33,864,523)	$(197,618,270)

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2. Shares of Beneficial Interest (continued)

			Franklin
	Franklin		U.S. Government
	Income Fund		Securities Fund
	Shares	Amount	Shares	Amount
Class R Shares:
Six Months ended March 31, 2020
Shares sold	14,707,091	$32,149,074	1,710,298	$10,386,213
Shares issued in reinvestment of distributions	2,814,502	6,321,477	65,344	396,604
Shares redeemed	(22,226,416)	(48,075,831)	(1,449,193)	(8,786,255)

Net increase (decrease)	(4,704,823)	$(9,605,280)	326,449	$1,996,562

Year ended September 30, 2019
Shares sold	22,136,825	$49,568,022	1,880,919	$11,250,749
Shares issued in reinvestment of distributions	5,857,339	13,054,171	133,133	792,020
Shares redeemed	(40,417,255)	(90,037,504)	(1,919,391)	(11,427,767)

Net increase (decrease)	(12,423,091)	$(27,415,311)	94,661	$615,002

Class R6 Shares:
Six Months ended March 31, 2020
Shares sold	63,138,967	$140,891,707	11,646,900	$71,021,649
Shares issued in reinvestment of distributions	21,469,186	48,833,917	768,580	4,687,885
Shares redeemed	(101,343,285)	(217,922,562)	(52,630,639)	(321,305,551)

Net increase (decrease)	(16,735,132)	$(28,196,938)	(40,215,159)	$(245,596,017)

Year ended September 30, 2019
Shares sold	83,989,939	$189,707,762	59,439,310	$354,899,398
Shares issued in reinvestment of distributions	44,158,383	99,481,277	4,115,777	24,590,060
Shares redeemed	(191,415,233)	(429,563,313)	(87,769,171)	(529,847,901)

Net increase (decrease)	(63,266,911)	$(140,374,274)	(24,214,084)	$(150,358,443)

Advisor Class Shares:
Six Months ended March 31, 2020
Shares sold	590,521,861	$1,313,219,485	32,888,646	$200,497,687
Shares issued in reinvestment of distributions	125,683,653	285,462,541	2,240,995	13,655,486
Shares redeemed	(928,220,496)	(2,005,360,748)	(30,411,914)	(185,616,885)

Net increase (decrease)	(212,014,982)	$(406,678,722)	4,717,727	$28,536,288

Year ended September 30, 2019
Shares sold	1,215,772,185	$2,742,135,489	86,539,808	$515,721,436
Shares issued in reinvestment of distributions	241,618,818	544,234,079	4,124,300	24,667,003
Shares redeemed	(1,205,298,748)	(2,705,062,441)	(58,081,812)	(346,144,755)

Net increase (decrease)	252,092,255	$581,307,127	32,582,296	$194,243,684

aMay include a portion of Class C shares that were automatically converted to Class A.

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	Franklin
	Utilities Fund
	Shares	Amount
Class A Shares:
Six Months ended March 31, 2020
Shares sold[a]	14,404,146	$314,583,509
Shares issued in reinvestment of distributions	685,432	14,595,315
Shares redeemed	(6,444,126)	(137,815,356)

Net increase (decrease)	8,645,452	$191,363,468

Year ended September 30, 2019
Shares sold[a]	27,331,039	$549,681,782
Shares issued in reinvestment of distributions	567,087	11,254,351
Shares redeemed	(4,931,903)	(100,183,516)

Net increase (decrease)	22,966,223	$460,752,617

Class A1 Shares:
Six Months ended March 31, 2020
Shares sold	4,716,019	$102,233,546
Shares issued in reinvestment of distributions	4,932,427	104,982,347
Shares redeemed	(16,862,466)	(355,414,747)

Net increase (decrease)	(7,214,020)	$(148,198,854)

Year ended September 30, 2019
Shares sold	12,428,032	$244,772,010
Shares issued in reinvestment of distributions	9,723,812	190,596,017
Shares redeemed	(32,697,882)	(652,169,607)

Net increase (decrease)	(10,546,038)	$(216,801,580)

Class C Shares:
Six Months ended March 31, 2020
Shares sold	2,485,031	$53,749,827
Shares issued in reinvestment of distributions	851,843	18,010,569
Shares redeemed[a]	(5,038,188)	(106,853,713)

Net increase (decrease)	(1,701,314)	$(35,093,317)

Year ended September 30, 2019
Shares sold	4,737,482	$94,764,608
Shares issued in reinvestment of distributions	1,745,793	33,948,245
Shares redeemed[a]	(17,173,602)	(340,143,886)

Net increase (decrease)	(10,690,327)	$(211,431,033)

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2. Shares of Beneficial Interest (continued)

	Franklin
	Utilities Fund
	Shares	Amount
Class R Shares:
Six Months ended March 31, 2020
Shares sold	1,220,047	$26,681,320
Shares issued in reinvestment of distributions	127,096	2,691,958
Shares redeemed	(1,401,287)	(29,471,257)

Net increase (decrease)	(54,144)	$(97,979)

Year ended September 30, 2019
Shares sold	2,089,705	$41,924,174
Shares issued in reinvestment of distributions	204,895	4,003,694
Shares redeemed	(1,612,008)	(32,019,228)

Net increase (decrease)	682,592	$13,908,640

Class R6 Shares:
Six Months ended March 31, 2020
Shares sold	2,996,667	$65,805,346
Shares issued in reinvestment of distributions	234,684	5,040,346
Shares redeemed	(2,135,269)	(45,206,105)

Net increase (decrease)	1,096,082	$25,639,587

Year ended September 30, 2019
Shares sold	3,594,861	$72,892,164
Shares issued in reinvestment of distributions	643,860	12,661,539
Shares redeemed	(9,878,250)	(203,902,091)

Net increase (decrease)	(5,639,529)	$(118,348,388)

Advisor Class Shares:
Six Months ended March 31, 2020
Shares sold	12,038,178	$262,026,042
Shares issued in reinvestment of distributions	1,591,016	34,167,097
Shares redeemed	(10,528,096)	(220,954,843)

Net increase (decrease)	3,101,098	$75,238,296

Year ended September 30, 2019
Shares sold	21,320,610	$434,204,062
Shares issued in reinvestment of distributions	2,659,178	52,686,480
Shares redeemed	(17,744,082)	(354,492,714)

Net increase (decrease)	6,235,706	$132,397,828

aMay include a portion of Class C shares that were automatically converted to Class A.

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3.   Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Franklin Income Fund and Franklin Utilities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	Over $50 billion, up to and including $65 billion
0.345%	Over $65 billion, up to and including $80 billion
0.340%	In excess of $80 billion

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3. Transactions with Affiliates (continued)

a. Management Fees (continued)

Franklin DynaTech Fund, Franklin Growth Fund and Franklin U.S. Government Securities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

For the period ended March 31, 2020, each Fund’s annualized gross effective investment management fee rate based on average daily net assets was as follows:

Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities Fund	Franklin Utilities Fund

0.452%	0.432%	0.370%	0.456%	0.448%

Effective October 24, 2019, under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to Franklin U.S. Government Securities Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund. Effective March 27, 2020, the subadvisory agreement was terminated for Franklin U.S. Government Securities Fund.

b.   Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c.   Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A and A1 reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

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The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities Fund	Franklin Utilities Fund

Reimbursement Plans:
Class A	0.25%	0.25%	0.25%	0.25%	0.25%
Class A1	—%	—%	0.15%	0.15%	0.15%
Compensation Plans:
Class C	1.00%	1.00%	0.65%	0.65%	0.65%
Class R	0.50%	0.50%	0.50%	0.50%	0.50%

d.   Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities Fund	Franklin Utilities Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$1,355,278	$774,459	$1,599,320	$53,688	$147,072

CDSC retained	$ 85,224	$ 36,583	$ 709,532	$57,093	$ 25,944

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended March 31, 2020, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities Fund	Franklin Utilities Fund

Transfer agent fees	$2,075,126	$3,673,084	$13,317,279	$1,651,153	$1,699,842

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3.   Transactions with Affiliates (continued)

f.   Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended March 31, 2020, investments in affiliated management investment companies were as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Investment Income
Franklin DynaTech Fund

Non-Controlled Affiliates
								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 0.32%	$439,351,721	$1,052,301,314	$(1,218,552,298)	$ —	$ —	$273,100,737	273,100,737	$1,866,127

								Income from securities loaned

Institutional Fiduciary Trust Money Market Portfolio, 0.32%	—	110,765,000	(71,284,000)	—	—	39,481,000	39,481,000	166,034

Total Affiliated Securities	$439,351,721	$1,163,066,314	$(1,289,836,298)	$ —	$ —	$312,581,737		$2,032,161

Franklin Growth Fund

Non-Controlled Affiliates
								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 0.32%	$195,726,982	$915,827,619	$(740,172,085)	$ —	$ —	$371,382,516	371,382,516	$1,265,726

								Income from securities loaned

Institutional Fiduciary Trust Money Market Portfolio, 0.32%	—	89,087,000	(77,703,000)	—	—	11,384,000	11,384,000	40,148

Total Affiliated Securities	$195,726,982	$1,004,914,619	$(817,875,085)	$ —	$ —	$382,766,516		$1,305,874

Franklin Income Fund

Non-Controlled Affiliates
								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 0.32%	$1,386,045,053	$18,077,984,634	$(18,017,154,853)	$ —	$ —	$1,446,874,834	1,446,874,834	$18,482,642

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	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Investment Income
Franklin Income Fund (continued)

Non-Controlled Affiliates (continued)
								Income from securities loaned

Institutional Fiduciary Trust Money Market Portfolio, 0.32%	$23,902,000	$18,746,000	$(38,816,000)	$ —	$ —	$3,832,000	3,832,000	$81,606

Total Affiliated Securities	$1,409,947,053	$18,096,730,634	$(18,055,970,853)	$ —	$ —	$1,450,706,834		$18,564,248

Franklin U.S. Government Securities Fund

Non-Controlled Affiliates
								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 0.32%	$86,808,469	$470,185,932	$(297,746,572)	$ —	$ —	$259,247,829	259,247,829	$873,116

Franklin Utilities Fund

Non-Controlled Affiliates
								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 0.32%	$35,371,057	$440,695,084	$(445,517,143)	$ —	$ —	$30,548,998	30,548,998	$169,413

g. Waiver and Expense Reimbursements

For Franklin Income Fund, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class until January 31, 2021. For Franklin DynaTech Fund, Franklin Growth Fund, Franklin U.S. Government Securities Fund and Franklin Utilities Fund, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until January 31, 2021.

h. Other Affiliated Transactions

At March 31, 2020, one or more of the funds in Franklin Fund Allocator Series owned a percentage of the following Funds’ outstanding shares:

Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities Fund
5.2%	1.6%	0.2%

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3.   Transactions with Affiliates (continued)

i.    Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. These purchases and sales for the period ended March 31, 2020, were as follows:

	Franklin Income Fund	Franklin U.S. Government Securities Fund
Purchases	$13,406,250	$ —
Sales	$ —	$1,252,875

4.   Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended March 31, 2020, the custodian fees were reduced as noted in the Statements of Operations.

5.   Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At September 30, 2019, the capital loss carryforwards were as follows:

	Franklin Income Fund	Franklin U.S. Government Securities Fund
Capital loss carryforwards not subject to expiration:
Short term	$1,721,032,147	$221,741,390
Long term	737,972,108	341,766,354

Total capital loss carryforwards	$2,459,004,255	$563,507,744

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At September 30, 2019, Franklin DynaTech Fund deferred late-year ordinary losses of $14,242,754.

At March 31, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund

Cost of investments	$6,252,694,957	$5,779,707,670	$68,956,027,063

Unrealized appreciation	$3,522,065,879	$8,682,765,186	$4,143,263,686
Unrealized depreciation	(170,605,434)	(278,201,106)	(12,555,000,879)

Net unrealized appreciation (depreciation)	$3,351,460,445	$8,404,564,080	$(8,411,737,193)

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	Franklin U.S. Government Securities Fund	Franklin Utilities Fund

Cost of investments	$5,073,985,133	$3,381,364,691

Unrealized appreciation	$ 197,356,488	$2,627,095,473
Unrealized depreciation	(2,894,245)	(150,230,422)

Net unrealized appreciation (depreciation)	$ 194,462,243	$2,476,865,051

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses, bond discounts and premiums, corporate actions, equity-linked securities, wash sales and gains realized on in-kind shareholder redemptions.

6.   Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2020, were as follows:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities Fund	Franklin Utilities Fund

Purchases	$1,646,941,056	$ 708,993,578	$25,941,929,585	$1,238,135,456	$557,166,556
Sales	$ 344,646,493	$1,345,613,350	$29,020,030,913	$1,366,560,179	$561,885,645

At March 31, 2020, in connection with securities lending transactions, certain or all Funds loaned investments and received cash collateral as follows:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund
Securities lending transactions[a]:
Equity Investments[b]	$46,551,315	$19,805,871	$4,790,031

aThe agreements can be terminated at any time.

bThe gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statements of Assets and Liabilities.

7.   Credit Risk

At March 31, 2020, Franklin Income Fund had 32.2% of its portfolio invested in high yield securities, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8.   Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Funds, their ability to buy and sell fund investments at appropriate valuations and their ability to achieve their investment objectives.

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9.   Other Derivative Information

At March 31, 2020, investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value

Franklin Income Fund
Credit contracts	OTC swap contracts (upfront payments)	$5,622,500		OTC swap contracts (upfront receipts)	$—
	Unrealized appreciation on OTC swap contracts	9,838,771		Unrealized depreciation on OTC swap contracts	—
Equity contracts	Investments in securities, at value	1,157,410,000	[a]	Options written, at value	606,021,000

Totals		$1,172,871,271			$606,021,000

aPurchased option contracts are included in investments in securities, at value in the Statements of Assets and Liabilities.

For the period ended March 31, 2020, the effect of derivative contracts in the Statements of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Operations Location	Net Realized Gain (Loss) for the Period		Statements of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Franklin Income Fund

Interest rate contracts	Futures contracts	$ (57,189,500)		Futures contracts	$ (15,254,808)

Credit contracts	Swap contracts	(971,250)		Swap contracts	9,838,771
Equity contracts	Investments	(362,951,920)	[a]	Investments	810,843,756 [a]
	Written options	(101,328,838)		Written options	(485,681,641)

Totals		$ (522,441,508)			$319,746,078

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations.

For the period ended March 31, 2020, the average month end notional amount of futures contracts, swap contracts and options represented $1,289,309,152, $3,571,429 and 36,290,000 shares, repectively.

See Note 1(e) regarding derivative financial instruments.

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10.   Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended March 31, 2020, investments in “affiliated companies” were as follows:

Name of Issuer	Value at Beginning of Period	Purchases		Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period		Number of Shares/Principal Amount Held at End of Period		Investment Income

Franklin Income Fund
Non-Controlled Affiliates
											Dividends

Chesapeake Energy Corp.	$325,710,000	$—		$(159,935,764)	$(334,910,619)	$169,136,383	$—	[a]	—		$—
Chesapeake Energy Corp., cvt. pfd., 5.75%	44,721,438	—		(1,423,141)	(21,796,084)	— [b]	—	[b]	—	[b]	3,248,175
Weatherford International PLC	—	331,232,648	[c]	(1,652,292)	419,648	(240,750,004)	89,250,000		15,000,000		—

	$370,431,438	$331,232,648		$(163,011,197)	$(356,287,055)	$(71,613,621)	$89,250,000				$3,248,175

											Interest

Chesapeake Energy Corp., cvt., senior note, 5.50%, 9/15/26	6,075,000	103,470,594	[c]	(5,887,500)	(10,437,322)	— [b]	—	[b]	—	[b]	5,496,166
Chesapeake Energy Corp., senior bond, 8.00%, 6/15/27	135,500,000	14,777,377	[c]	(139,196,735)[c]	—	(11,080,642)	—	[a]	—		4,468,444
Chesapeake Energy Corp., senior note, 7.00%, 10/01/24	212,871,889	77,873,416	[c]	(8,570,176)	(21,786,042)	— [b]	—	[b]	—	[b]	14,270,278
Chesapeake Energy Corp., senior note, 8.00%, 1/15/25	396,487,500	30,022,467	[c]	(357,006,250)[c]	—	(69,503,717)	—	[a]	—		11,243,334
Chesapeake Energy Corp., senior note, 7.50%, 10/01/26	88,502,000	114,424	[c]	(66,260,220)[c]	—	(22,356,204)	—	[a]	—		2,099,500
Chesapeake Energy Corp., senior note, 144A, 8.00%, 3/15/26	448,500,000	7,914,472	[c]	(399,497,205)[c]	—	(56,917,267)	—	[a]	—		11,542,588

	$1,287,936,389	$234,172,750		$(976,418,086)	$(32,223,364)	$(159,857,830)	$—				$49,120,310

Total Affiliated Securities (Value is 0.1% of Net Assets)	$1,658,367,827	$565,405,398		$(1,139,429,283)	$(388,510,419)	$(231,471,451)	$89,250,000				$52,368,485

aAs of March 31, 2020, no longer held by the fund.

bAs of March 31, 2020, no longer an affiliate.

cMay include accretion, amortization, partnership adjustments, and/or corporate actions.

11.   Reorganization

On February 7, 2020, Franklin Growth Fund, pursuant to a plan of reorganization approved on July 17, 2019, by shareholders of Franklin Select U.S. Equity Fund (Acquired Fund), a series of Franklin Strategic Series, acquired 100% of the Acquired Fund’s net assets, primarily made up of investment securities, which included $34,292,301 of unrealized appreciation, through a tax-free exchange of 934,087 shares of the Fund (valued at $108,590,632). Immediately after the completion of the reorganization, the combined net assets of the Fund were $17,919,822,034.

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11.   Reorganization (continued)

The primary purpose for the reorganization was to combine the Acquired Fund with a larger fund that had lower annual fund operating expense ratios, better overall historical performance, identical investment goals and similar principal investment strategies/risks. The estimated cost of the reorganization was $159,765 of which the Fund and the Acquired Fund each paid 25% and Advisers paid 50%. The allocated portion of the Fund’s reorganization expenses are included with other expenses in the Statement of Operations.

Assuming the reorganization had been completed on October 1, 2019, the Fund’s pro forma results of operations, would have been as follows:

Period	Net Investment Income	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Assets Resulting from Operations
For the period October 1, 2019 through March 31, 2020	$38,118,570	$(1,493,776,561)	$(1,455,657,991)

Subsequent to the reorganization, the Fund has been managed as a single entity. Accordingly, it is impracticable to identify the amounts of investment income and net investment income attributable to the Acquired Fund’s assets after the completion of the reorganization.

12.   Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended March 31, 2020, the Funds did not use the Global Credit Facility.

13.   Redemptions In-Kind

During the year ended September 30, 2019, the Franklin Growth Fund realized $52,349,028 of net gains resulting from redemptions in-kind in which a shareholder redeemed fund shares for cash and securities held by the Fund. Because such gains are not taxable to the Fund and are not distributed to remaining shareholders, they are reclassified from accumulated net realized gains to paid-in capital.

14.   Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

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•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of March 31, 2020, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Franklin DynaTech Fund
Assets:
Investments in Securities:[a]
Equity Investments:
Biotechnology	$ 98,580,500	$13,159,596	$—	$111,740,096
Health Care Equipment & Supplies	866,119,100	21,255,315	—	887,374,415
Interactive Media & Services	653,512,266	9,979,305	—	663,491,571
Internet & Direct Marketing Retail	993,997,350	39,578,040	—	1,033,575,390
IT Services	1,013,635,085	107,350,611	—	1,120,985,696
Life Sciences Tools & Services	258,417,589	31,720,385	—	290,137,974
Pharmaceuticals	78,536,400	139,515,987	—	218,052,387
All Other Equity Investments	4,959,145,821	—	—	4,959,145,821
Short Term Investments	312,581,737	7,070,315	—	319,652,052

Total Investments in Securities	$ 9,234,525,848	$369,629,554	$—	$9,604,155,402

Franklin Growth Fund
Assets:
Investments in Securities:[a]
Equity Investments:
Software & Services	$ 2,356,532,626	$51,207,036	$—	$2,407,739,662
All Other Equity Investments	11,385,343,701	—	—	11,385,343,701
Short Term Investments	382,766,516	8,421,871	—	391,188,387

Total Investments in Securities	$14,124,642,843	$59,628,907	$—	$14,184,271,750

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14.   Fair Value Measurements (continued)

	Level 1	Level 2	Level 3		Total
Franklin Income Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Communication Services	$1,634,680,429	$133,692,821	$—		$1,768,373,250
Consumer Staples	1,582,040,000	151,205,290	—		1,733,245,290
Energy	2,300,215,095	2,518,542	—		2,302,733,637
Financials	2,975,071,379	304,720,834	—		3,279,792,213
Health Care	1,784,059,000	823,830,790	—		2,607,889,790
Materials	589,361,500	467,292,310	—		1,056,653,810
All Other Equity Investments	6,488,239,684	—	—		6,488,239,684
Equity-Linked Securities	—	11,284,414,399	—		11,284,414,399
Index-Linked Notes	—	142,451,010	—		142,451,010
Convertible Bonds	—	11,184,745	—		11,184,745
Corporate Bonds	—	20,455,916,417	—		20,455,916,417
Senior Floating Rate Interests	—	381,506,313	—		381,506,313
U.S. Government and Agency Securities	—	5,196,344,723	—		5,196,344,723
Mortgage-Backed Securities	—	1,825,556,053	—		1,825,556,053
Escrows and Litigation Trusts	—	—	—	[c]	—
Options Purchased	1,157,410,000	—	—		1,157,410,000
Short Term Investments	1,450,706,834	7,892,702	—		1,458,599,536

Total Investments in Securities	$19,961,783,921	$41,188,526,949	$—		$61,150,310,870

Other Financial Instruments:
Swap Contracts	$—	$9,838,771	$—		$9,838,771

Liabilities:
Other Financial Instruments:
Options Written	$606,021,000	$—	$—		$606,021,000

Franklin U.S. Government Securities Fund
Assets:
Investments in Securities:[a]
Mortgage-Backed Securities	$—	$4,986,034,664	$—		$4,986,034,664
U.S. Government and Agency Securities	—	23,164,883	—		23,164,883
Short Term Investments	259,247,829	—	—		259,247,829

Total Investments in Securities	$259,247,829	$5,009,199,547	$—		$5,268,447,376

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	Level 1	Level 2	Level 3	Total

Franklin Utilities Fund
Assets:
Investments in Securities:[a]
Equity Investments:
Telecommunication Services	$—	$31,616,341	$—	$31,616,341
Utilities	5,495,022,765	154,902,556	—	5,649,925,321
All Other Equity Investments	139,576,438	—	—	139,576,438
Corporate Bonds	—	6,562,644	—	6,562,644
Short Term Investments	30,548,998	—	—	30,548,998

Total Investments in Securities	$5,665,148,201	$193,081,541	$—	$5,858,229,742

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common, preferred and convertible preferred stocks.

cIncludes securities determined to have no value at March 31, 2020.

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the period.

15.   New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

16.   Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty	Currency	Selected Portfolio
CITI Citigroup, Inc.	USD United States Dollar	ADR	American Depositary Receipt
		FHLMC	Federal Home Loan Mortgage Corp.
		FNMA	Federal National Mortgage Association
		FRN	Floating Rate Note
		LIBOR	London InterBank Offered Rate
		SF	Single Family

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Shareholder Information

Board Approval of Investment

Management Agreements

FRANKLIN CUSTODIAN FUNDS

Franklin DynaTech Fund

Franklin Growth Fund

Franklin Income Fund

Franklin U.S. Government Securities Fund

Franklin Utilities Fund

(each a Fund)

At an in-person meeting held on February 25, 2020 (Meeting), the Board of Trustees (Board) of Franklin Custodian Funds (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters and, in some cases, requested additional information from the Manager relating to the contract. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager, as well as information on succession planning where appropriate; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements, which included discussion of the changing distribution landscape for the Funds. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds,

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SHAREHOLDER INFORMATION

reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the FT organization. The Board specifically noted FT’s commitment to enhancing services and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at FRI and the opportunity to hear from Jennifer Johnson, President and Chief Executive Officer of FRI, about goals she has for the company that will benefit the Funds.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2019. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also considered the performance returns for the Franklin Income Fund in comparison to the performance returns of a customized peer group (Performance Customized Peer Group) selected by the Manager. The Board further reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin DynaTech Fund – The Performance Universe for the Fund included the Fund and all retail and institutional multi-cap growth funds. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Growth Fund – The Performance Universe for the Fund included the Fund and all retail and institutional multi-cap growth funds. The Board noted that the Fund’s annualized total return for the three- and 10-year periods was below the median of its Performance Universe, but for the one- and five-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Income Fund – The Performance Universe for the Fund included the Fund and all retail and institutional mixed-asset target allocation moderate funds. The Performance Customized Peer Group for the Fund included funds sorted by trailing 12-month yield and set to be top quartile (highest yield). The Board noted that the Fund’s annualized income returns for the one-, three-, five- and 10-year periods were above the medians of its Performance Universe and Performance Customized Peer Group. The Board also noted that the Fund’s annualized total returns for the one-, three- and five-year periods were below the medians of its Performance Universe and Performance Customized Peer Group, but for the 10-year periods were above the medians of its Performance Universe and Performance Customized Peer Group. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Franklin U.S. Government Securities Fund –The Performance Universe for the Fund included the Fund and all retail and institutional Government National Mortgage Association (Ginnie Mae) funds. The Board noted that the Fund’s annualized income return for the one-, three-, five-and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. Given the Fund’s income-oriented investment objective and conservative policy of investing substantially all of its assets in Ginnie Mae obligations, the Board concluded that the Fund’s performance was satisfactory.

Franklin Utilities Fund – The Performance Universe for the Fund included the Fund and all retail and institutional utility funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the three-year period was below the median of its Performance Universe, but for the one-, five- and 10-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees;

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transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FT to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A1 shares for the Franklin Income Fund, Franklin U.S. Government Securities Fund and Franklin Utilities Fund and for Class A shares for each other Fund and for each other fund in the applicable Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund and Franklin Utilities Fund – The Expense Group for the Franklin DynaTech Fund included the Fund and 12 other multi-cap growth funds. The Expense Group for the Franklin Growth Fund included the Fund and nine other multi-cap growth funds. The Expense Group for the Franklin Income Fund included the Fund and eight other mixed-asset target allocation moderate funds. The Expense Group for the Franklin Utilities Fund included the Fund and seven other utility funds. The Board noted that the Management Rates and actual total expense ratios for the Funds were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to the Funds are reasonable.

Franklin U.S. Government Securities Fund – The Expense Group for the Fund included the Fund, six other Ginnie Mae funds, and eight US mortgage funds. The Board noted that the Management Rate for the Fund was equal to the median of its Expense Group. The Board also noted that the actual total expense ratio for the Fund was below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2019, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain FT funds, was engaged by the Manager to review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board considered the initiative currently underway to outsource certain operations, which effort would require considerable up front expenditures by the Manager but, over the long run is expected to result in greater efficiencies. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent US Securities and Exchange Commission and other regulatory requirements, notably in the area of cybersecurity protections.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent

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services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether each Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the FT family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and

Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter
Franklin Custodian Funds

Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc.	(800) 632-2301
(800) DIAL BEN® / 342-5236
franklintempleton.com
© 2020 Franklin Templeton Investments. All rights reserved.		FCF S 05/20

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During 2019’s last quarter, the U.S. economy continued to grow moderately, mainly due to concerns about trade. To support the economy, the U.S. Federal Reserve (Fed) lowered the federal funds rate by 0.25% at its October 2019 meeting. However, amid larger economic risks posed by the novel coronavirus (COVID-19) outbreak toward period-end, the Fed lowered its key rate again by 0.50% on March 3 and further by 1.00% on March 15, decreasing the rate during the period from 2.00% to 0.25%. In its efforts to support U.S. economic activity, the Fed also announced a plan to purchase government, government-backed and corporate bonds, which would significantly expand its balance sheet.

The 10-year U.S. Treasury yield was 1.68% on September 30, 2019, and decreased to 0.70% at the end of March 2020. In this environment, the prices of U.S. stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), dropped 13.17%, (the index decreasing from 2,976.74 to 2,584.59).1,2

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well-positioned for the years ahead.

Franklin Focused Growth Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Custodian Funds

This letter reflects our analysis and opinions as of March 31, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Copyright © 2020, S&P Dow Jones Indices LLC. All rights reserved.

2. Source: Morningstar. The changes in index prices shown for the S&P 500 do not include reinvestments of income and distributions, which are included in its total return, which was: S&P 500 -12.31% (index total return resulting in a decrease from 6,008.59 to 5,269.20).

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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SEMIANNUAL REPORT

Franklin Focused Growth Fund

This semiannual report for Franklin Focused Growth Fund covers the period ended March 31, 2020. The Fund commenced operations on April 12, 2016, and initiated Advisor Class shares for non-public use. The Fund began offering Class A, Class C, Class R and Class R6, as well as Advisor Class shares, to the public on February 14, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing in an equity securities portfolio of approximately 20–50 companies that we believe offers a compelling trade-off between growth opportunity, business and financial risk and valuation.

Performance Overview

The Fund’s Class A shares posted a -0.15% cumulative total return for the six months under review.1 In comparison, the Russell 1000® Growth Index, which measures performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values, posted a -4.98% total return.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

U.S. equities, as measured by the Standard & Poor’s® 500 Index (S&P 500®), declined significantly during the six months under review. Equities posted strong gains throughout much of the reporting period, aided by relatively steady economic growth, easing trade tensions and the U.S. Federal Reserve’s (Fed’s) supportive monetary policy. However, a sharp selloff began in late February 2020 amid fears of a global economic slowdown due to the novel

Portfolio Composition

Based on Total Net Assets as of 3/31/20

1. Effective 2/14/20, the Fund began offering Class A shares. Class A performance shown has been calculated as follows: (a) for periods prior to 2/14/20, a restated figure is used based on the Fund’s Advisor Class performance that includes any Rule 12b-1 rate differential that exists between Class A and Advisor Class; and (b) for periods after 2/14/20, actual Class A performance is used, reflecting all charges and fees applicable to that class.

2. Source: Morningstar. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 14.

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coronavirus (COVID-19) pandemic. Concerns about global supply chain disruptions, business and personal restrictions, and subdued consumer spending drove many investors to sell equity holdings in favor of perceived safe investments such as government bonds and cash.

The Fed lowered the federal funds target rate in October for the third time in 2019, to a range of 1.50%–1.75%. The labor market remained strong through February 2020 and supported consumer spending, though some parts of the economy struggled as annual industrial production contracted and capital spending declined.

However, economic activity weakened considerably as the COVID-19 pandemic spread across the U.S. and many state and local governments issued stay-at-home orders, which included business closures and restrictions. Weekly unemployment claims surged near period-end, reflecting layoffs in many industries, particularly retail, restaurants and hospitality. As a result, the unemployment rate jumped from a 50-year low of 3.5% in February 2020 to 4.4% at period-end, and the economy contracted in the first quarter, following an expansion that lasted more than a decade.3

Market volatility persisted at a heightened level throughout March 2020, as social distancing measures intended to mitigate the pandemic severely weakened the economy. In an effort to boost the U.S. economy and aid businesses and individuals directly impacted by the pandemic, the federal government passed an unprecedented $2 trillion stimulus package. Furthermore, the Fed cut the federal funds target rate to a range of 0.00%–0.25% and announced sweeping quantitative easing measures aimed at stimulating lending and credit availability. Many investors were encouraged by policymakers’ swift and decisive fiscal and stimulus measures. U.S. stocks, as measured by the S&P 500, bounced from multi-year lows, but still finished the reporting period with negative returns.

Investment Strategy

We are research-driven, bottom-up fundamental investors. Under normal market conditions, we invest predominantly in equity securities of companies that we believe offer compelling growth opportunities. The equity securities in which we invest are predominantly common stock. We may invest in companies of any size, including small and medium capitalization companies. In addition to our main

Top 10 Holdings

3/31/20

Company Sector/Industry	% of Total Net Assets

Microsoft Corp. Software	9.0%

Amazon.com Inc. Internet & Direct Marketing Retail	8.7%

Alphabet Inc. Interactive Media & Services	3.9%

ServiceNow Inc. Software	3.8%

Mastercard Inc. IT Services	3.7%

Visa Inc. IT Services	3.2%

NextEra Energy Inc. Electric Utilities	3.2%

Crown Castle International Corp. Equity Real Estate Investment Trusts (REITs)	3.2%

Danaher Corp. Health Care Equipment & Supplies	3.0%

Facebook Inc. Interactive Media & Services	3.0%

investments, we may invest a portion (up to 25%) of net assets in foreign equity securities, including those located in emerging markets. Although we seek investments across a number of sectors, from time to time, based on economic conditions, we may have significant positions in particular sectors.

Manager’s Discussion

During the six months under review, the information technology (IT), consumer discretionary and communication services sectors contributed to the Fund’s performance.4 In IT, information software and services firm Microsoft, 3D graphics products designer NVIDIA and cloud solutions provider ServiceNow benefited results. Microsoft’s shares rose during the period based on strong earnings reports for 2019’s third and fourth quarters, with their Intelligent Cloud line of products performing particularly well. The company also benefited from news that the U.S. Department of Defense had awarded Microsoft a lucrative contract to provide cloud computing services. NVIDIA experienced

3. Source: Bureau of Labor Statistics.

4. The IT sector comprises IT services, semiconductors and semiconductor equipment and software in the SOI. The consumer discretionary sector comprises automobiles, internet and direct marketing retail; and textiles, apparel and luxury goods in the SOI. The communication services sector comprises entertainment, interactive media and services and media in the SOI.

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growing earnings driven by client adoption of its accelerated computing that produced record data center revenue. NVIDIA’s RTX ray tracing computer graphics used across gaming, virtual reality and design markets also helped results.

In consumer discretionary, online marketplace Amazon.com contributed to absolute results as shares of the company rose during the COVID-19 outbreak in 2020’s first quarter. People increasingly turned to the online retailer for basic goods as they spent increasing amounts of time at home, boosting sales. The company also benefited from the increase in remote working, which has made more companies reliant on technology infrastructure provided by Amazon Web Services. In the communication services sector, internet subscription service company Netflix, China-based internet services company Tencent Holdings and telecommunications and media company Charter Communications also benefited performance.

In contrast, the industrials, health care and consumer staples sectors detracted from performance.5 In industrials, aerospace firm Boeing (not held at period-end) and data analytics provider Verisk Analytics hurt results. Boeing has been hard hit by both the COVID-19 outbreak, which has drastically cut international travel, and continued safety concerns about Boeing’s flagship 737 MAX passenger airliner. Both factors have led to significant order cancellations for the 737 MAX.

In health care, veterinary diagnostics and information systems provider IDEXX Laboratories hindered returns, and in consumer staples, luxury cosmetics maker Estee Lauder also detracted from performance. Estee Lauder’s flagship brands and skin care products performed well during the period’s first half, but a second consecutive earnings outlook cut and reduced demand after the COVID-19 outbreak pressured the company’s share price by period-end. Other detractors included financial technology company Mastercard, integrated circuits maker Analog Devices and derivatives exchange operator CME Group (not held at period-end). Shares of Mastercard slid after the company issued a warning that the COVID-19 outbreak and the accompanying economic slowdown would likely hurt 2020 revenues.

Thank you for your participation in Franklin Focused Growth Fund. We look forward to serving your future investment needs.

Matthew J. Moberg, CPA Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5. The industrials sector comprises industrial conglomerates, machinery and professional services in the SOI. The health care sector comprises health care equipment and supplies, health care technology and life sciences tools and services in the SOI. The consumer staples sector comprises food and staples retailing and personal products in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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Performance Summary as of March 31, 2020

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A4
6-Month	-0.15%	-5.64%
1-Year	+3.42%	-2.27%
3-Year	+51.09%	+12.61%
Since Inception (4/12/16)	+76.07%	+13.69%
Advisor
6-Month	+0.05%	+0.05%
1-Year	+3.76%	+3.76%
3-Year	+52.34%	+15.06%
Since Inception (4/12/16)	+77.96%	+15.65%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 7 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (10/1/19–3/31/20)

Share Class	Short-Term Capital Gain	Long-Term Capital Gain	Total
A (2/14/20-3/31/20)	$—	$—	$—
C (2/14/20–3/31/20)	$—	$—	$—
R (2/14/20–3/31/20)	$—	$—	$—
R6 (2/14/20–3/31/20)	$—	$—	$—
Advisor	$0.0218	$1.0640	$1.0858

Total Annual Operating Expenses5

Share Class	With Fee Waiver	Without Fee Waiver
A	1.11%	2.52%
Advisor	0.86%	2.27%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. The Fund may also invest in small- and mid-capitalization companies, which can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Foreign investing carries additional risks such as currency and market volatility, and political or social instability; risks which are heightened in developing countries. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/21. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 2/14/20, the Fund began offering Class A shares. Class A performance shown has been calculated as follows: (a) for periods prior to 2/14/20, a restated figure is used based on the Fund’s Advisor Class performance that includes any Rule 12b-1 rate differential that exists between Class A and Advisor Class; and (b) for periods after 2/14/20, actual Class A performance is used, reflecting all charges and fees applicable to that class.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 10/1/19[1]	Ending Account Value 3/31/20	Expenses Paid During Period 10/1/19–3/31/20[2,3,4,5]	Ending Account Value 3/31/20	Expenses Paid During Period 10/1/19–3/31/202,[3,4,5]	Net Annualized Expense Ratio4, [5]

A	$1,000	$ 822.90	$1.26	$1,019.50	$5.55	1.10%
C	$1,000	$ 822.90	$2.12	$1,015.75	$9.32	1.85%
R	$1,000	$ 822.90	$1.55	$1,018.25	$6.81	1.35%
R6	$1,000	$ 823.40	$0.97	$1,020.75	$4.29	0.85%
Advisor	$1,000	$1,000.50	$4.75	$1,020.25	$4.80	0.95%

1. For Class Advisor, 10/1/19 for Actual and Hypothetical. For Classes A, C, R and R6, 2/14/20 for Actual and 10/1/19 for Hypothetical.

2. For Class Advisor, 10/1/19–3/31/20. For Classes A, C, R and R6, 2/14/20–3/31/20.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period. The multiplier is 46/366 for Actual expenses for Classes A, C, R and R6 to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

5. Effective February 1, 2020, the expense waiver for Advisor Class changed and the new annualized net expense ratio is 0.85%. Had such expense waiver been in effect for the full period, the Actual expenses paid for Advisor class would have been $4.25 and the Hypothetical expenses paid would have been $4.29.

8	Semiannual Report	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

Financial Highlights

Franklin Focused Growth Fund

Period Ended March 31, 2020 (unaudited)[a]

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.16

Income from investment operations[b]:

Net investment income (loss)[c]	(0.01)

Net realized and unrealized gains (losses)	(3.56)

Total from investment operations	(3.57)

Net asset value, end of period	$16.59

Total return[d]	(17.71)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.73%
Expenses net of waiver and payments by affiliates	1.10%
Net investment income (loss)	(0.47)%

Supplemental data
Net assets, end of period (000’s)	$1,179
Portfolio turnover rate	16.57%

aFor the period February 14, 2020 (commencement of operations) to March 31, 2020.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	9

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Focused Growth Fund (continued)

Period Ended March 31, 2020 (unaudited)[a]

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.16

Income from investment operations[b]:

Net investment income (loss)[c]	(0.03)

Net realized and unrealized gains (losses)	(3.54)

Total from investment operations	(3.57)

Net asset value, end of period	$16.59

Total return[d]	(17.71)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	2.48%

Expenses net of waiver and payments by affiliates	1.85%

Net investment income (loss)	(1.22)%

Supplemental data

Net assets, end of period (000’s)	$114

Portfolio turnover rate	16.57%

aFor the period February 14, 2020 (commencement of operations) to March 31, 2020.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

10	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Focused Growth Fund (continued)

Period Ended March 31, 2020 (unaudited)[a]

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.16

Income from investment operations[b]:

Net investment income (loss)[c]	(0.01)

Net realized and unrealized gains (losses)	(3.56)

Total from investment operations	(3.57)

Net asset value, end of period	$16.59

Total return[d]	(17.71)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.98%

Expenses net of waiver and payments by affiliates	1.35%

Net investment income (loss)	(0.72)%

Supplemental data

Net assets, end of period (000’s)	$4

Portfolio turnover rate	16.57%

aFor the period February 14, 2020 (commencement of operations) to March 31, 2020.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Focused Growth Fund (continued)

	Period Ended March 31, 2020 (unaudited)[a]

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.16

Income from investment operations[b]:

Net investment income (loss)[c]	(—)	[d]

Net realized and unrealized gains (losses)	(3.56)

Total from investment operations	(3.56)

Net asset value, end of period	$16.60

Total return[e]	(17.66)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.48%

Expenses net of waiver and payments by affiliates	0.85%

Net investment income (loss)	(0.22)%

Supplemental data

Net assets, end of period (000’s)	$4

Portfolio turnover rate	16.57%

aFor the period February 14, 2020 (commencement of operations) to March 31, 2020.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Focused Growth Fund (continued)

	Six Months Ended March 31, 2020 (unaudited)	Year Ended September 30,
		2019	2018		2017	2016[a]

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$17.62	$17.24	$13.36		$10.93	$10.00

Income from investment operations[b]:

Net investment income (loss)[c]	(0.02)	(0.06)	(0.05)		(0.02)	(0.01)

Net realized and unrealized gains (losses)	0.10	0.52	3.93		2.49	0.94

Total from investment operations	0.08	0.46	3.88		2.47	0.93

Less distributions from:

Net investment income	—	(0.01)	—		(0.01)	—

Net realized gains	(1.09)	(0.07)	—		(0.03)	—

Total distributions	(1.09)	(0.08)	—		(0.04)	—

Net asset value, end of period	$16.61	$17.62	$17.24		$13.36	$10.93

Total return[d]	0.05%	2.80%	29.04%		22.78%	9.30%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	2.00%	2.41%	2.23%		2.31%	4.76%

Expenses net of waiver and payments by affiliates	0.95%	1.00%	1.00%	[f]	1.00% [f]	1.00%

Net investment income (loss)	(0.32)%	(0.36)%	(0.34)%		(0.20)%	(0.18)%

Supplemental data

Net assets, end of period (000’s)	$8,988	$4,404	$4,310		$3,341	$2,732

Portfolio turnover rate	16.57%	28.65%	14.47%		28.48%	7.46%

aFor the period April 12, 2016 (commencement of operations) to September 30, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, March 31, 2020 (unaudited)

Franklin Focused Growth Fund

	Country	Shares	Value

Common Stocks 93.9%
Automobiles 0.5%
[a] Tesla Inc.	United States	88	$46,112

Capital Markets 1.0%
MSCI Inc.	United States	362	104,603

Electric Utilities 3.2%
NextEra Energy Inc.	United States	1,366	328,687

Entertainment 2.0%
[a] Netflix Inc.	United States	281	105,515
[a] Sea Ltd., ADR	Taiwan	2,174	96,330

			201,845

Equity Real Estate Investment Trusts (REITs) 3.2%
Crown Castle International Corp.	United States	2,244	324,034

Food & Staples Retailing 2.8%
Costco Wholesale Corp.	United States	1,022	291,403

Health Care Equipment & Supplies 9.8%
Abbott Laboratories	United States	2,604	205,482
Danaher Corp.	United States	2,221	307,408
[a] IDEXX Laboratories Inc.	United States	1,117	270,582
[a] Intuitive Surgical Inc.	United States	458	226,806

			1,010,278

Health Care Technology 2.3%
[a] Veeva Systems Inc.	United States	1,483	231,897

Industrial Conglomerates 0.9%
Roper Technologies Inc.	United States	291	90,737

Interactive Media & Services 9.2%
[a] Alphabet Inc., A	United States	348	404,359
[a] Facebook Inc., A	United States	1,838	306,578
Tencent Holdings Ltd.	China	4,799	235,349

			946,286

Internet & Direct Marketing Retail 12.0%
[a] Alibaba Group Holding Ltd., ADR	China	1,015	197,397
[a] Amazon.com Inc.	United States	459	894,922
[a] MercadoLibre Inc.	Argentina	297	145,108

			1,237,427

IT Services 12.9%
[a] Adyen NV	Netherlands	237	202,420
Mastercard Inc., A.	United States	1,590	384,081
[a] PayPal Holdings Inc.	United States	1,500	143,610
[a] Shopify Inc., A	Canada	640	268,104
Visa Inc., A	United States	2,070	333,518

			1,331,733

14	Semiannual Report	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Focused Growth Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Life Sciences Tools & Services 1.7%
[a] Illumina Inc.	United States	322	$87,945
[a] WuXi Biologics (Cayman) Inc.	China	6,897	89,408

			177,353

Machinery 0.7%
Fortive Corp.	United States	1,389	76,659

Media 1.9%
[a] Charter Communications Inc., A	United States	455	198,521

Personal Products 2.2%
Estee Lauder Cos. Inc., A	United States	1,426	227,219

Professional Services 3.0%
[a] CoStar Group Inc.	United States	294	172,640
Verisk Analytics Inc.	United States	943	131,435

			304,075

Semiconductors & Semiconductor Equipment 4.4%
Analog Devices Inc.	United States	1,717	153,929
ASML Holding NV, N.Y. shs	Netherlands	354	92,621
NVIDIA Corp.	United States	792	208,771

			455,321

Software 18.5%
[a] Adobe Inc.	United States	938	298,509
Microsoft Corp.	United States	5,865	924,969
[a] salesforce.com Inc.	United States	1,991	286,664
[a] ServiceNow Inc.	United States	1,373	393,475

			1,903,617

Textiles, Apparel & Luxury Goods 1.7%
NIKE Inc., B	United States	2,076	171,768

Total Common Stocks (Cost $9,104,018)			9,659,575

Short Term Investments (Cost $457,661) 4.4%

Money Market Funds 4.4%
[b,c] Institutional Fiduciary Trust Money Market Portfolio, 0.32%	United States	457,661	457,661

Total Investments (Cost $9,561,679) 98.3%			10,117,236
Other Assets, less Liabilities 1.7%			172,634

Net Assets 100.0%			$10,289,870

See Abbreviations on page 27.

aNon-income producing.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

March 31, 2020 (unaudited)

Franklin Focused Growth Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$9,104,018
Cost - Non-controlled affiliates (Note 3f)	457,661

Value - Unaffiliated issuers	$9,659,575
Value - Non-controlled affiliates (Note 3f)	457,661
Receivables:
Investment securities sold	74,100
Dividends	1,094
Affiliates	18,456
Offering costs (Note 1e)	103,327
Other assets	5,182

Total assets	10,319,395

Liabilities:
Payables:
Investment securities purchased	218
Capital shares redeemed	3,564
Distribution fees	184
Transfer agent fees	145
Reports to shareholders	2,373
Professional fees	20,917
Accrued expenses and other liabilities	2,124

Total liabilities	29,525

Net assets, at value	$10,289,870

Net assets consist of:
Paid-in capital	$9,681,452
Total distributable earnings (losses)	608,418

Net assets, at value	$10,289,870

16	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

March 31, 2020 (unaudited)

Franklin Focused Growth Fund

Class A:
Net assets, at value	$1,179,383

Shares outstanding	71,075

Net asset value per share[a]	$16.59

Maximum offering price per share (net asset value per share ÷ 94.50%)	$17.56

Class C:
Net assets, at value	$ 114,187

Shares outstanding	6,884

Net asset value and maximum offering price per share[a]	$16.59

Class R:
Net assets, at value	$ 4,115

Shares outstanding	248

Net asset value and maximum offering price per share	$16.59

Class R6:
Net assets, at value	$ 4,117

Shares outstanding	248

Net asset value and maximum offering price per share	$16.60

Advisor Class:
Net assets, at value	$8,988,068

Shares outstanding	541,204

Net asset value and maximum offering price per share	$16.61

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	17

FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended March 31, 2020 (unaudited)

Franklin Focused Growth Fund

Investment income:
Dividends:
Unaffiliated issuers	$18,991
Non-controlled affiliates (Note 3f)	821
Interest:
Unaffiliated issuers	27

Total investment income	19,839

Expenses:
Management fees (Note 3a)	22,532
Distribution fees: (Note 3c)
Class A	139
Class C	60
Class R	3
Transfer agent fees: (Note 3e)
Class A	11
Class C	1
Advisor Class.	567
Custodian fees (Note 4)	38
Reports to shareholders	3,515
Registration and filing fees	37
Professional fees	23,009
Amortization of offering costs (Note 1e)	15,224
Other	3,503

Total expenses	68,639

Expenses waived/paid by affiliates (Note 3g)	(40,989)

Net expenses.	27,650

Net investment income (loss)	(7,811)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	117,099
Foreign currency transactions	888

Net realized gain (loss)	117,987

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(1,148,007)

Net realized and unrealized gain (loss)	(1,030,020)

Net increase (decrease) in net assets resulting from operations	$(1,037,831)

18	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Focused Growth Fund

	Six Months Ended March 31, 2020 (unaudited)	Year Ended September 30, 2019

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$ (7,811)	$ (15,013)
Net realized gain (loss)	117,987	242,621
Net change in unrealized appreciation (depreciation)	(1,148,007)	(112,364)

Net increase (decrease) in net assets resulting from operations	(1,037,831)	115,244

Distributions to shareholders:

Advisor Class	(271,450)	(21,000)

Total distributions to shareholders	(271,450)	(21,000)

Capital share transactions: (Note 2)
Class A	1,219,361	—
Class C	119,523	—
Class R	5,000	—
Class R6	5,000	—
Advisor Class	5,846,091	—

Total capital share transactions	7,194,975	—

Net increase (decrease) in net assets	5,885,694	94,244
Net assets:
Beginning of period	4,404,176	4,309,932

End of period	$10,289,870	$4,404,176

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	19

FRANKLIN CUSTODIAN FUNDS

Notes to Financial Statements (unaudited)

Franklin Focused Growth Fund

1.   Organization and Significant Accounting Policies

Franklin Custodian Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Focused Growth Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Effective February 14, 2020, the Fund commenced the public offering of all share classes. The Fund previously only operated with one class of shares, Advisor Class.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees(the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value

20	Semiannual Report	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Focused Growth Fund (continued)

procedures, which may include the use of independent pricing services. At March 31, 2020, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax

franklintempleton.com	Semiannual Report	21

FRANKLIN CUSTODIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Focused Growth Fund (continued)

1.   Organization and Significant Accounting

Policies (continued)

d.   Security Transactions, Investment Income, Expenses and Distributions (continued)

character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e. Offering Costs

Offering costs are amortized on a straight line basis over the first twelve months of operations.

f.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.   Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.   Shares of Beneficial Interest

At March 31, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended March 31, 2020[a]
	Shares	Amount

Class A Shares:
Shares sold[b]	71,290	$1,222,925
Shares redeemed	(215)	(3,564)

Net increase (decrease)	71,075	$1,219,361

Class C Shares:
Shares sold	7,004	$121,556
Shares redeemed[b]	(120)	(2,033)

Net increase (decrease)	6,884	$119,523

Class R Shares:
Shares sold	248	$5,000

Class R6 Shares:
Shares sold	248	$5,000

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FRANKLIN CUSTODIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Focused Growth Fund (continued)

	Six Months Ended March 31, 2020[a]
	Shares	Amount

Advisor Class Shares[c]:
Shares sold	291,582	$5,851,718
Shares redeemed	(378)	(5,627)

Net increase (decrease)	291,204	$5,846,091

aFor the period February 14, 2020 (commencement of operations) to March 31, 2020 for Classes A, C, R and R6.

bMay include a portion of Class C shares that were automatically converted to Class A.

cDuring the year ended September 30, 2019, Advisor Class did not report any share transactions.

3.   Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.   Management Fees

Effective February 1, 2020, the Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $500 million
0.600%	Over $500 million, up to and including $1 billion
0.550%	Over $1 billion, up to and including $3 billion
0.500%	Over $3 billion, up to and including $5 billion
0.450%	In excess of $5 billion

Prior to February 1, 2020, the Fund paid fees to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.850%	Up to and including $500 million
0.800%	Over $500 million, up to and including $1 billion
0.750%	Over $1 billion, up to and including $3 billion
0.730%	Over $3 billion, up to and including $5 billion
0.700%	In excess of $5 billion

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FRANKLIN CUSTODIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Focused Growth Fund (continued)

3.  Transactions with Affiliates (continued)

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%

Class C	1.00%

Class R	0.50%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$123
CDSC retained	$—

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended March 31, 2020, the Fund paid transfer agent fees of $579, of which $531 was retained by Investor Services.

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FRANKLIN CUSTODIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Focused Growth Fund (continued)

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended March 31, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.32%	$116,522	$6,177,424	$(5,836,285)	$ —	$ —	$457,661	457,661	$821

g. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for each class of the Fund do not exceed 0.85% based on the average net assets of each class until January 31, 2021. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Prior to February 1, 2020, expenses (excluding certain fees and expenses as previously disclosed) for the Fund were limited to 1.00% based on the average net assets of each class.

h. Other Affiliated Transactions

At March 31, 2020, Franklin Resources, Inc. owned 85.3% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended March 31, 2020, there were no credits earned.

5. Income Taxes

At March 31, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$9,561,679

Unrealized appreciation	$937,914
Unrealized depreciation	(382,357)

Net unrealized appreciation (depreciation)	$555,557

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FRANKLIN CUSTODIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Focused Growth Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2020, aggregated $7,371,206 and $984,511, respectively.

7. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended March 31, 2020, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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FRANKLIN CUSTODIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Focused Growth Fund (continued)

A summary of inputs used as of March 31, 2020, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments:
IT Services	$1,129,313	$202,420	$—	$1,331,733
All Other Equity Investments	8,327,842	—	—	8,327,842
Short Term Investments	457,661	—	—	457,661

Total Investments in Securities	$9,914,816	$202,420	$—	$10,117,236

aFor detailed categories, see the accompanying Statement of Investments.

10. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR  American Depositary Receipt

franklintempleton.com	Semiannual Report	27

FRANKLIN CUSTODIAN FUNDS

FRANKLIN FOCUSED GROWTH FUND

Shareholder Information

Board Approval of Investment

Management Agreements

FRANKLIN CUSTODIAN FUNDS

Franklin Focused Growth Fund

(Fund)

At an in-person meeting held on February 25, 2020 (Meeting), the Board of Trustees (Board) of Franklin Custodian Funds (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters and, in some cases, requested additional information from the Manager relating to the contract. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholder(s). While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager, as well as information on succession planning where appropriate; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements, which included discussion of the changing distribution landscape for the Fund. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FT organization. The Board specifically noted FT’s commitment to enhancing services and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at FRI and

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FRANKLIN CUSTODIAN FUNDS

FRANKLIN FOCUSED GROWTH FUND

SHAREHOLDER INFORMATION

the opportunity to hear from Jennifer Johnson, President and Chief Executive Officer of FRI, about goals she has for the company that will benefit the Fund.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholder(s).

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2019. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional large-cap growth funds. The Board noted that the Fund’s annualized total return for the one-year period was slightly below the median of its Performance Universe, but for the three-year period was above the median and in the first quintile (best) of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FT to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Advisor Class shares for the Fund and for the Institutional Class, Class I, Class N, Class P or Advisor Class shares for each other fund in the Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and ten other large-cap growth funds. The Board noted that the Management Rate for the Fund was above the median of its Expense Group, and its actual total expense ratio was slightly above the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted that, effective February 1, 2020, each level of the Fund’s tiered management fee schedule was reduced. The Board further noted the fee waiver from management on the Fund’s actual total expense ratio.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2019, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain FT funds, was engaged by the Manager to review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

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FRANKLIN CUSTODIAN FUNDS

FRANKLIN FOCUSED GROWTH FUND

SHAREHOLDER INFORMATION

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board considered the initiative currently underway to outsource certain operations, which effort would require considerable up front expenditures by the Manager but, over the long run is expected to result in greater efficiencies. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent US Securities and Exchange Commission and other regulatory requirements, notably in the area of cybersecurity protections.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized/expected to be realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholder(s). With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholder(s) by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the FT family of funds as a whole. The Board noted that the Fund does not have an asset size that would likely enable the Fund to achieve economies of scale, but concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter
Franklin Focused Growth Fund
Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc.	(800) 632-2301
(800) DIAL BEN® / 342-5236
franklintempleton.com

© 2020 Franklin Templeton Investments. All rights reserved.		961 S 05/20

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item  13. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CUSTODIAN FUNDS

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –Finance and Administration

Date May 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –Finance and Administration

Date May 29, 2020

By	S\GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date May 29, 2020